SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.               )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement.
Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
Definitive Proxy Statement.
Definitive Additional Materials.
Soliciting Material Pursuant to §240.14a-12.

Eaton Corporation plc

(Name of Registrant as Specified in its Charter)

XXXXXXXXXXXXXXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

2016 Annual General Meeting of Shareholders

Proxy Statement & Notice of Meeting

EATON

Powering Business Worldwide

Notice of Eaton Corporation plc's Annual General Meeting

DATE AND TIME:	LOCATION:	RECORD DATE:
April 27, 2016 8:00 a.m. local time	Eaton House 30 Pembroke Road Dublin 4, Ireland	February 29, 2016

MEETING AGENDA:

1.

Electing the 14 director nominees named in the proxy statement;

2.

Approving a proposal to amend the Company’s (A) Articles of Association to make certain administrative amendments and (B) Memorandum of Association to make certain administrative amendments;

3.

Approving a proposal to amend the Company’s Articles of Association to clarify the Board's sole authority to determine its size within the fixed limits in the Articles of Association;

4.

Approving the appointment of Ernst & Young LLP as independent auditor for 2016 and authorizing the Audit Committee of the Board of Directors to set its remuneration;

5.

Approving, on an advisory basis, the Company’s executive compensation;

6.

Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Company shares; and

7.

Transacting any other business that may properly come before the meeting.

Proposals 1, 4, 5 and 6 are ordinary resolutions requiring a simple majority of the votes cast at the meeting. Proposals 2A, 2B and 3 are special resolutions requiring at least 75% of the votes cast at the meeting. Each of these proposals is more fully described in this proxy statement.

Also during the meeting, management will present Eaton’s Irish Statutory Accounts for the fiscal year ended December 31, 2015 along with the related directors’ and auditor’s reports.

Online proxy delivery and voting: As permitted by the Securities and Exchange Commission, we are making this proxy statement, the Company’s annual report to shareholders and our Irish statutory accounts available to our shareholders electronically via the Internet. We believe electronic delivery expedites your receipt of materials, reduces the environmental impact of our annual general meeting and reduces costs significantly. The Notice Regarding Internet Availability of Proxy Materials (the “Notice”) contains instructions on how you can access the proxy materials and how to vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the Notice. The Notice has been mailed to shareholders on or about March 18, 2016 and provides instructions on how you may access and review the proxy materials on the Internet and how to vote.

If you hold your shares in your broker’s name and wish to vote in person at the annual general meeting, you must contact your broker and request a legal proxy. See page 75 for additional information.

By order of the Board of Directors,

Thomas E. Moran
Senior Vice President and Secretary
March 18, 2016

YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO VOTE.

If possible, please vote your shares using the Internet instructions found in the Notice. Alternatively, you may request a printed copy of the proxy materials and mark, sign, date and mail your proxy form in the postage-paid envelope that will be provided. Voting by any of these methods will not limit your right to vote in person at the annual general meeting. Under New York Stock Exchange rules, if you hold your shares in “street” name through a brokerage account, your broker will NOT be able to vote your shares on non-routine matters being considered at the annual general meeting unless you have given instructions to your broker prior to the meeting on how to vote your shares. Proposals 1, 2, 3, 5 and 6 are not considered routine matters under New York Stock Exchange rules. This means that you must give specific voting instructions to your broker on how to vote your shares so that your vote can be counted.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on April 27, 2016: This proxy statement, the Company’s 2015 Annual Report to Shareholders and our Irish Statutory Accounts for the year ended December 31, 2015 are available at www.proxyvote.com.

Table of Contents

Proxy Summary	1
Proposal 1: Election of Directors	5
Our Nominees	5
Director Nomination Process	10
Director Qualifications and Board Diversity	10
Shareholder Recommendations of Director Candidates	11
Director Independence	11
Review of Related Person Transactions	12
Board Committees	13
Committee Charters and Policies	15
Board Meetings and Attendance	15
Board Governance Policies	15
Executive Sessions of the Non-employee Directors	15
Leadership Structure	16
Lead Director	16
Oversight of Risk Management	16
Code of Ethics	17
Communicating with the Board	17
Proposal 2: Approving (A) Certain Administrative Amendments to the Articles of Association and (B) Certain Administrative Amendments to the Memorandum of Association	19
Proposal 3: Approving Amendments to the Articles of Association to Clarify the Board's Sole Authority to Determine Its Size within the Fixed Limits in the Articles of Association	21
Proposal 4: Appointment of Independent Auditor and Authorization of Audit Committee to Set Auditor Remuneration	22
Audit Committee Report	22
Proposal 5: Advisory Approval of the Company’s Executive Compensation	24
Executive Compensation Table of Contents	25
Compensation Discussion and Analysis	26
Compensation Tables	53
2015 Director Compensation	67
Proposal 6: Authorization of the Company and any Subsidiary of the Company to Make Overseas Market Purchases of Company Shares	70
Other Business	72
Share Ownership Tables	73
Other Information	75
Equity Compensation Plans	75
Admission to the Annual General Meeting	75
Proxy Solicitation	75
How Proxies Will Be Voted	76
Voting at the Meeting	76
Section 16(a) Beneficial Ownership Reporting Compliance	76
Future Shareholder Proposals	77
Mailings to Shareholders in the Same Household	77
Appendix A – Part 1: Articles of Association	78
Appendix A – Part 2: Memorandum of Association	120
Appendix B: Summary of Provisions in the Companies Act of 2014 Pertaining to the Company	125
Appendix C: Amendments to the Articles of Association related to Proposal 6	128

EATON 2016 Proxy Statement and Notice of Meeting

Back to Contents

Proxy Summary

This summary is intended to provide an overview of the items that you will find elsewhere in this proxy statement. As this is only a summary, we encourage you to read the entire proxy statement for more information about these topics before voting.

This proxy statement, the accompanying proxy form, Eaton’s annual report for the year ended December 31, 2015 and our Irish Statutory Accounts for the year ended December 31, 2015 will be made available or sent to shareholders commencing on or about March 18, 2016.

Throughout this proxy statement, all references to our Board of Directors (or its committees) or officers for periods prior to November 30, 2012, are references to the Board of Directors (or its committees) or officers of Eaton Corporation, our predecessor. Similarly, all references to the Company for such periods refer to Eaton Corporation.

MEETING AGENDA VOTING MATTERS

This year there are six proposals on the agenda. Adoption of Proposals 1, 4, 5 and 6 requires the affirmative vote of a majority of ordinary shares represented at the meeting by person or by proxy. Adoption of Proposals 2A, 2B and 3 requires the affirmative vote of at least 75% of ordinary shares represented at the meeting in person or by proxy.

Proposals	Board Voting Recommendations		Page
Proposal 1 To elect the 14 director nominees named in this Proxy Statement	✓	FOR each nominee	5
Proposal 2 To approve a proposal to amend the Company’s (A) Articles of Association to make certain administrative amendments and (B) Memorandum of Association to make certain administrative amendments	✓	FOR	19
Proposal 3 To approve a proposal to amend the Company’s Articles of Association to clarify the Board's sole authority to determine its size within the fixed limits in the Articles of Association	✓	FOR	21
Proposal 4 To appoint Ernst & Young LLP as independent auditor for the 2016 fiscal year and to authorize the Audit Committee to set the auditor fees	✓	FOR	22
Proposal 5 To approve, on an advisory (non-binding) basis, our named executive officers’ compensation as described in this Proxy Statement	✓	FOR	24
Proposal 6 To authorize the Company and any subsidiaries of the Company to make overseas market purchases of Company shares	✓	FOR	70

BOARD AND GOVERNANCE FACTS

In addition to executive compensation practices that strongly link pay and performance, Eaton's Code of Ethics and Board of Directors Governance Policies help to ensure that we "do business right." For more information about our Governance programs and Board of Directors, see Proposal 1 beginning on page 5.

Board and Governance Information	2015	Board and Governance Information	2015
Size of Board	14	Independent Directors Meet without Management Present	Yes
Average Age of Directors	62.6	Director Stock Ownership Guidelines (Readopted in 2015)	Yes
Number of Independent Directors	11	Mandatory Retirement Age	Yes
Board Meetings Held in 2015 (average director attendance 95%)	5	Board Orientation and Continuing Education Program	Yes
Annual Election of Directors	Yes	Code of Ethics for Directors, Officers and Employees	Yes
Majority Voting For Directors	Yes	Succession Planning and Implementation Process	Yes
Lead Independent Director	Yes	Comprehensive Sustainability Program	Yes

EATON 2016 Proxy Statement and Notice of Meeting    1

Back to Contents

DIRECTOR NOMINEES

Each director nominee is elected annually by a majority of votes cast. For more information about our nominees, see page 5 of this proxy statement.

				Board Committee Memberships
Name	Age	Director Since	Independent	Audit	Compensation & Organization	Executive*	Finance	Governance	Other Public Company Boards
Craig Arnold President and Chief Operating Officer, Eaton Corporation	55	2015							1
Todd M. Bluedorn Chairman and CEO, Lennox International Inc.	52	2010	✓	■		■	■		1
Christopher M. Connor Executive Chairman, The Sherwin-Williams Company	59	2006	✓		●	■	■		1
Michael J. Critelli CEO and President, Dossia Services Corporation	67	1998	✓	■		■		■	-
Alexander M. Cutler Chairman, Eaton Corporation plc and CEO, Eaton Corporation	64	1993				●			2
Richard H. Fearon Vice Chairman and Chief Financial and Planning Officer, Eaton Corporation	60	2015							1
Charles E. Golden Retired Executive Vice President and CFO, Eli Lilly and Company	69	2007	✓		■	■	●		1
Linda A. Hill Wallace Brett Donham Professor of Business Administration, Harvard Business School	59	2012	✓		■	■		■	1
Arthur E. Johnson Retired Senior Vice President, Corporate Strategic Development, Lockheed Martin Corporation	69	2009	✓		■	■		●	2
Ned C. Lautenbach Lead Director Retired Partner, Clayton, Dubilier & Rice, Inc.	72	1997	✓		■	■		■	-
Deborah L. McCoy Independent aviation safety consultant	61	2000	✓	■		■		■	-
Gregory R. Page Executive Director, Cargill, Incorporated	64	2003	✓	●		■		■	2
Sandra Pianalto Retired President and CEO of the Federal Reserve Bank of Cleveland	61	2014	✓		■	■	■		2
Gerald B. Smith Chairman and CEO, Smith Graham & Co.	65	2012	✓	■		■	■		-
* Mr. Cutler has been a member of the Executive Committee for the full 12-month term and serves as Committee Chair. Each of the non-employee directors serves a four-month term.							■ Member	● Chair

EATON 2016 Proxy Statement and Notice of Meeting    2

Back to Contents

LINKING PAY WITH PERFORMANCE

CEO Compensation and Cumulative Shareholder Returns

The following chart illustrates Mr. Cutler’s compensation and cumulative return to shareholders over his tenure as the Company’s Chairman and Chief Executive Officer of Eaton Corporation. The table clearly illustrates the correlation between pay and the performance we are delivering to our shareholders.

CUMULATIVE SHAREHOLDER RETURNS vs. TOTAL DIRECT COMPENSATION

Cumulative Total Shareholder Returns

*

The peer group represents an equal weighted index of ABB, Ltd., Danaher Corporation, Dover Corporation, Emerson Electric Co., Honeywell International, Inc., Illinois Tool Works, Inc., Ingersoll-Rand plc, Legrand S.A., Parker Hannifin Corporation, Rockwell Automation, Schneider Electric SE, Siemens AG, and United Technologies Corporation.

**

Total direct compensation is the sum of the annual base salary, short-term incentive award earned in each respective year, performance-based cash long-term cash incentive (ESIP) award earned for the award period ending in each respective year, and grant date value of stock and option awards granted in each respective year. There was no payment under the ESIP plan in 2012. 2013 total compensation includes a $15.6 million payout from the 2010-2013 ESIP. This ESIP payment resulted from exceeding the maximum EPS growth and CFR goals of 30% and 15.1%, respectively, and from an increase in our stock price of 123% over the four-year period that began on January 1, 2010 and ended on December 31, 2013.

***

2015 total compensation includes payouts from the ESIP period that matured on December 31, 2015 and because the form of our performance-based long term incentives changed, grants for the period that began on January 1, 2015. The $10.98 million is the amount that would have been reported for 2015 if the form of ESIP had not changed. Please refer for “Adjustments to Compensation Programs For 2015” on page 33 for more information about this change.

EATON 2016 Proxy Statement and Notice of Meeting    3

Back to Contents

EXECUTIVE COMPENSATION

We design our executive compensation plans and programs to help us attract, motivate, reward, and retain highly qualified executives who are capable of creating and sustaining value for our shareholders over the long term. We endorse compensation actions that fairly reflect company performance as well as the responsibilities and personal performance of individual executives.

Executive Compensation Program Highlights

Our executive compensation programs are intended to align the interests of our executives with those of our stakeholders and are structured to reflect best practices. Some features of our programs are included in the following chart.

2015 EXECUTIVE COMPENSATION PRACTICES

What We Do:	What We Don’t Do:
✓

Focus on long-term compensation using a balanced portfolio of compensation elements such as cash and equity, and deliver rewards based on sustained performance over time

✓

Stock ownership requirements for executives (6X base salary for CEO)

✓

Shareholder-approved short-term and long-term incentive plans

✓

Incentive plan payout caps in our short- and long-term incentive plans, which prevent unintended windfalls

✓

Compensation recovery policy (clawbacks)

✓

Use of targeted performance metrics to align pay with performance

✗

No employment contracts with any salaried U.S. employees,
including NEOs

✗

No hedging or pledging of our shares

✗

No dividend or dividend equivalent payments on unearned performance-based grants

✗

No use of the same metrics in short- and long-term incentive plans

✗

No repricing of stock options and no discounted stock options

✗

No tax gross-up provisions in change of control agreements

SAY ON PAY 2015 ADVISORY VOTE AND SHAREHOLDER ENGAGEMENT

The Board of Directors is committed to understanding the views of our shareholders by providing an opportunity to endorse our executive compensation through an advisory, non-binding vote. In 2015, our shareholders approved our executives’ compensation by a vote of 93%.

After carefully considering these voting results and a comprehensive assessment of Eaton’s executive compensation programs, the Committee decided to make certain adjustments to our executive compensation programs, including changes to the form and length of our performance-based long-term incentive program. These and the other changes that were implemented in 2015 are summarized on page 33.

The Committee will continue to review our compensation programs each year in light of the annual “say-on-pay” voting results.

EATON 2016 Proxy Statement and Notice of Meeting    4

Back to Contents

Proposal 1:

Election of Directors

Our Board of Directors is currently comprised of 14 members, all of whom serve for a term of one year or until a respective successor is elected and has been qualified. However, Alexander M. Cutler, our Chairman, has announced his retirement from the Board in May 2016 in connection with his retirement as Eaton’s Chief Executive Officer. After Mr. Cutler’s retirement, the Board will consist of 13 members. All nominees are currently Eaton directors who were elected by shareholders at the 2015 annual general meeting, except Craig Arnold and Richard H. Fearon, who were elected by the Board of Directors effective September 1, 2015.

If any of the nominees becomes unable or decline to serve, the individuals named as proxies in the enclosed proxy form will have the authority to vote for any substitutes who may be nominated in accordance with our Articles of Association. However, we have no reason to believe that this will occur.

OUR NOMINEES

Craig Arnold

President and Chief Operating Officer, Eaton Corporation

Craig Arnold is President and Chief Operating Officer of Eaton Corporation and, upon Mr. Cutler’s retirement on May 31 of this year, will succeed Mr. Cutler as Chairman of the Company and Chief Executive Officer of Eaton Corporation. Mr. Arnold joined Eaton in 2000 as Senior Vice President and Group Executive of the Fluid Power Group. He most recently was Vice Chairman and Chief Operating Officer of the Industrial Sector. Mr. Arnold began his professional career with General Electric and held positions of increasing responsibility in e-commerce, sales, marketing and project management. He currently serves on the boards of Medtronic plc and University Hospitals Health System. He is a member of the advisory board of the Salvation Army of Greater Cleveland.

Director Qualifications: Mr. Arnold’s years of senior management and executive leadership experience at Eaton provide important insight into the Company to the benefit of the Board of Directors. Mr. Arnold has gained detailed knowledge of Eaton’s businesses, customers, end markets, sales and marketing, technology innovation and new product development, supply chains, manufacturing operations, talent development, policies and internal functions through his service in a wide range of management roles with the Industrial Sector, and as President and Chief Operating Officer of the Company. Further, he possesses significant corporate governance knowledge developed by current and past service on the boards of other publicly traded companies, most notably for Medtronic plc, a publicly traded company domiciled in Ireland.

Director Since 2015 Age 55

Todd M. Bluedorn

Chairman and Chief Executive Officer, Lennox International Inc.

Todd M. Bluedorn is Chairman and Chief Executive Officer of Lennox International Inc., a global provider of climate control solutions for heating, air conditioning and refrigeration markets. Prior to joining Lennox International, Mr. Bluedorn served in numerous senior management positions for United Technologies Corporation since 1995, including President, Americas — Otis Elevator Company; President, North America — Commercial Heating, Ventilation and Air Conditioning for Carrier Corporation; and President, Hamilton Sundstrand Industrial. He is also a trustee of Washington University in St. Louis.

Director Qualifications: Mr. Bluedorn has executive leadership experience in original equipment and aftermarket business and distributor/dealer-based commercial channels. He also has senior leadership experience with two major industrial corporations. His experience with industrial companies in responding to dynamic market conditions benefits Eaton as a global manufacturing company with product distribution through numerous commercial channels.

Director Since 2010 Age 52

EATON 2016 Proxy Statement and Notice of Meeting    5

Back to Contents

Christopher M. Connor

Executive Chairman, The Sherwin-Williams Company

Christopher M. Connor is Executive Chairman of The Sherwin-Williams Company, a global manufacturer of paint, architectural coatings, industrial finishes and associated supplies. Mr. Connor has held a number of executive positions at Sherwin-Williams since 1983. He became Chief Executive Officer in 1999, Chairman and Chief Executive Officer in 2000, and Executive Chairman in 2016. He currently serves on the boards of the Federal Reserve Bank of Cleveland, United Way of Greater Cleveland, University Hospitals Health System, Playhouse Square Foundation and The Rock and Roll Hall of Fame.

Director Qualifications: As Executive Chairman and former CEO of a Fortune 500 company, Mr. Connor has leadership experience and is thoroughly knowledgeable in marketing, talent development, planning, operational and financial processes. In particular, Mr. Connor has had extensive sales and marketing experience in both direct and distribution channels, and brings broad knowledge of construction, automotive and industrial markets, all areas of strategic importance to Eaton. His background and experience with human resources, talent development, compensation and management are of particular benefit to Eaton in his role as Chair of the Compensation and Organization Committee.

Director since 2006 Age 59

Michael J. Critelli

Chief Executive Officer and President, Dossia Services Corporation

Michael J. Critelli is Chief Executive Officer and President and a director of Dossia Services Corporation, a personal and population health management systems company. He has held these positions since January 2011. Mr. Critelli is the retired Executive Chairman of Pitney Bowes Inc., a provider of global mailstream solutions. Mr. Critelli served as Pitney Bowes Chairman and Chief Executive Officer from 1997 to 2007 and as Executive Chairman from 2007 to 2008. Additionally, Mr. Critelli served as a director of ProHealth Physicians, Inc. from 2012 until 2015. He currently serves as a director of CloudParc.

Director Qualifications: Mr. Critelli has extensive experience in risk management, cybersecurity, industry-wide leadership in transportation, logistics, online and social media marketing and communications issues. In addition to broad business experience gained while leading a global Fortune 500 company, he is a thought leader on transportation strategy and regulatory reform, as well as innovative approaches to healthcare. His background and experience are valuable to our Board as it oversees management’s efforts to develop and maintain talent, assess and evaluate enterprise risk management and cybersecurity issues, and navigate the regulatory environment.

Director since 1998 Age 67

Alexander M. Cutler

Chairman, Eaton Corporation plc and Chief Executive Officer, Eaton Corporation

Alexander M. Cutler is Chairman of the Company and Chief Executive Officer of Eaton Corporation. He joined Cutler-Hammer, Inc. in 1975, which was subsequently acquired by Eaton, and became President of Eaton’s Industrial Group in 1986 and President of the Controls Group in 1989. He advanced to Executive Vice President — Operations in 1991, was elected Executive Vice President and Chief Operating Officer — Controls in 1993, President and Chief Operating Officer in 1995, and assumed his present position in 2000. Mr. Cutler is a director of E. I. du Pont de Nemours and Company and KeyCorp  and is a member of the Business Roundtable. He also serves on the boards of United Way of Greater Cleveland, Greater Cleveland Partnership, and The Musical Arts Association. Mr. Cutler intends to serve on the Board until May 31 of this year when he will retire from the Board and both his positions as Chairman and Chief Executive Officer. He will be succeeded by Craig Arnold (see page 5).

Director Qualifications: Mr. Cutler’s long tenure with Eaton and his experience in a wide range of management roles provides him important perspective on the Company to the benefit of the Board of Directors. Mr. Cutler has a detailed knowledge of Eaton’s businesses, customers, end markets, sales and marketing, technology innovation and new product development, supply chains, manufacturing operations, talent development, policies and internal functions. He possesses significant corporate governance knowledge developed by current and past service on the boards of other publicly traded companies, as well as having served as Chair of the Business Roundtable’s Corporate Governance Committee.

Director since 1993 Age 64

EATON 2016 Proxy Statement and Notice of Meeting    6

Back to Contents

Richard H. Fearon

Vice Chairman and Chief Financial and Planning Officer, Eaton Corporation

Richard H. Fearon has served as Chief Financial and Planning Officer of Eaton since April 2002 and Vice Chairman since January 2009. He is responsible for the accounting, control, corporate development, information systems, internal audit, investor relations, strategic planning, tax and treasury functions of Eaton. Prior to Eaton, Mr. Fearon worked at several large diversified companies, including Transamerica Corporation, NatSteel Limited and The Walt Disney Company. He currently is the lead director for PolyOne Corporation. He also serves on the boards of Playhouse Square Foundation, The Cleveland Museum of Art, and Manufacturers Alliance, a trade organization of leading manufacturing companies.

Director Qualifications: Mr. Fearon’s years of experience as Eaton's Chief Financial Officer provide the Board with important insight. He has comprehensive knowledge of financial accounting standards and extensive experience in financial statement preparation, corporate finance, corporate development, risk management and investor relations. Further, given his experience as Lead Director at PolyOne, he also provides significant governance expertise.

Director since 2015 Age 60

Charles E. Golden

Retired Executive Vice President and Chief Financial Officer, Eli Lilly and Company

Charles E. Golden served as Executive Vice President and Chief Financial Officer and a director of Eli Lilly and Company, an international developer, manufacturer and seller of pharmaceutical products, from 1996 until his retirement in 2006. Prior to joining Eli Lilly, he had been associated with General Motors Corporation since 1970, where he held a number of positions, including Corporate Vice President, Chairman and Managing Director of the Vauxhall Motors subsidiary and Corporate Treasurer. He is currently on the board of Hill-Rom Holdings, Inc. and was a past director of Unilever NV/PLC. He also serves as a director of the Lilly Endowment and Indiana University Health.

Director Qualifications: Mr. Golden has a comprehensive knowledge of both U.S. and international financial accounting standards. He has extensive experience in financial statement preparation, accounting, corporate finance, risk management and investor relations both in the U.S. and internationally. His broad financial expertise enables him to provide expert guidance and oversight in his role as Chair of the Finance Committee. Mr. Golden also has significant experience in global vehicle markets.

Director since 2007 Age 69

Linda A. Hill

Wallace Brett Donham Professor of Business Administration, Harvard Business School, and former director of Cooper Industries plc

Linda A. Hill served as a director of Cooper Industries plc from 1994 until 2012. Ms. Hill joined the Board effective upon the close of the Cooper acquisition. She is the Wallace Brett Donham Professor of Business Administration at Harvard Business School, faculty chair of the Leadership Initiative and has chaired numerous HBS Executive Education programs. Ms. Hill is a director of State Street Corporation and Harvard Business Publishing. She is also a trustee of The Bridgespan Group and the Art Center College of Design. She is a Special Representative to the Bryn Mawr College Board of Trustees and is on the Advisory Board of the Aspen Institute Business and Society Program.

Director Qualifications: Ms. Hill has expertise in human resources management and organizational behavior, including valuable knowledge of corporate governance, talent management, implementation of global strategies and innovation through her position as a Professor at Harvard Business School and serving as a consultant for numerous Fortune 500 corporations and other organizations. Ms. Hill’s service as a director of Cooper Industries plc since 1994 has benefited the process of integrating Cooper into Eaton.

Director since 2012 Age 59

EATON 2016 Proxy Statement and Notice of Meeting    7

Back to Contents

Arthur E. Johnson

Retired Senior Vice President, Corporate Strategic Development, Lockheed Martin Corporation

Arthur E. Johnson is the retired Senior Vice President, Corporate Strategic Development of Lockheed Martin Corporation, a manufacturer of advanced technology systems, products and services. Mr. Johnson was elected a Vice President of Lockheed Martin Corporation and named President of Lockheed Martin Federal Systems in 1996. He was named President and Chief Operating Officer of Lockheed Martin’s Information and Services Sector in 1997 and Senior Vice President, Corporate Strategic Development in 1999. Mr. Johnson currently is a director of AGL Resources, Inc. and Booz Allen Hamilton. He is an independent trustee of the Fixed Income and Asset Allocation Funds of Fidelity Investments.

Director Qualifications: Mr. Johnson’s role in strategic development with a leading company in the defense industry has given him an understanding of doing business with governments, strategic planning, regulatory compliance, and legislative and public policy matters. His knowledge of the global aerospace and defense industry are of particular benefit to our Board in connection with these businesses. Mr. Johnson’s service as lead director of a New York Stock Exchange listed company, as well as his service on other boards, provides Eaton with valuable corporate governance expertise, which is of particular benefit to Eaton in his role as Chair of the Governance Committee.

Director since 2009 Age 69

Ned C. Lautenbach

Retired Partner, Clayton, Dubilier & Rice, Inc.

Ned C. Lautenbach retired as a Partner of Clayton, Dubilier & Rice, Inc., a private equity investment firm specializing in management buyouts during 2010. Before joining the firm in 1998, Mr. Lautenbach was associated with IBM from 1968 until his retirement in 1998. While at IBM, he held a number of executive positions including serving as a member of the IBM Corporate Executive Committee. He was also Senior Vice President and Group Executive of Worldwide Sales and Services. Mr. Lautenbach is currently chairman of the Independent Trustees of the Equity and High Income Funds of Fidelity Investments. He is also Chairman of the Board of Artis-Naples in Naples, Florida, a member of the Council on Foreign Relations and a member of the Florida Board of Governors, State University System. Mr. Lautenbach previously served as a member of the Florida Transportation Commission and as a director of Sony Corporation.

Director Qualifications: Mr. Lautenbach has extensive experience in executive, operational and oversight roles during his career. He has expertise in general management, corporate finance, sales and marketing, and corporate restructurings. All of these attributes are valuable to the Eaton Board of Directors in its role with management oversight. In addition, his role as chairman of independent trustees of prominent investment funds provides him with a unique perspective on governance issues of concern to shareholders. His broad background and experience are of particular benefit to Eaton in his role as Lead Director.

Lead Director Director since 1997 Age 72

Deborah L. McCoy

Independent aviation safety consultant

Deborah L. McCoy is an independent aviation safety consultant. She retired from Continental Airlines, Inc. in 2005, where she had served as Senior Vice President, Flight Operations since 1999. During part of 2005, Ms. McCoy also briefly served as the Chief Executive Officer of DJ Air Group, a start-up commercial airline company.

Director Qualifications: Ms. McCoy has extensive experience in the commercial aerospace markets, and brings an understanding of aircraft design and performance, airline operations and the strategic issues and direction of the aerospace industry. In addition, Ms. McCoy has extensive experience in safety initiatives, Federal regulatory compliance, labor relations, talent management, and risk analysis and mitigation. All of these attributes are of benefit to Eaton’s Board in its oversight role across the enterprise.

Director since 2000 Age 61

EATON 2016 Proxy Statement and Notice of Meeting    8

Back to Contents

Gregory R. Page

Executive Director, Cargill, Incorporated

Gregory R. Page is Executive Director of Cargill, Incorporated, an international marketer, processor and distributor of agricultural, food, financial and industrial products and services. He was named Corporate Vice President & Sector President, Financial Markets and Red Meat Group of Cargill in 1998, Corporate Executive Vice President, Financial Markets and Red Meat Group in 1999, and President and Chief Operating Officer in 2000. He became Chairman and Chief Executive Officer in 2007, was named Executive Chairman in 2013 and transitioned to Executive Director in 2015. Mr. Page is a director of Cargill, Incorporated, 3M Company and Deere & Company, and a director and past non-executive Chair of the Board of Big Brothers Big Sisters of America. He is a former director of Carlson and the immediate past President and a board member of the Northern Star Council of the Boy Scouts of America.

Director Qualifications: As Executive Director and former Chief Executive Officer of one of the largest global corporations, Mr. Page brings extensive leadership and global business experience, in-depth knowledge of commodity markets, and a thorough familiarity with the key operating processes of a major corporation, including financial systems and processes, global market dynamics and succession management. Mr. Page’s experience and expertise provide him valuable insight on financial, operational and strategic matters in his role as Chair of the Audit Committee.

Director since 2003 Age 64

Sandra Pianalto

Retired President and Chief Executive Officer of the Federal Reserve Bank of Cleveland

Sandra Pianalto served as President and Chief Executive Officer of the Federal Reserve Bank of Cleveland from February 2003 until her retirement in June 2014. She joined the Bank in 1983 as an economist in the research department. She was appointed Assistant Vice President of public affairs in 1984, Vice President and Secretary to the board of directors in 1988, and Vice President and Chief Operating Officer in 1993. Before joining the Bank, Ms. Pianalto was an economist at the Federal Reserve Board of Governors and served on the staff of the Budget Committee of the U.S. House of Representatives. She is currently a director of The J.M. Smucker Company and Prudential Financial, Inc., chair of the board of directors of University Hospitals Health System, and past chair and life director of the board of United Way of Greater Cleveland. She holds the FirstMerit Chair in Banking at the University of Akron. Ms. Pianalto is also an advisory trustee at the University of Akron and serves on the board of College Now Greater Cleveland.

Director Qualifications: Ms. Pianalto has extensive experience in monetary policy and financial services, and brings to Eaton wide-ranging leadership and operating skills through her former roles with the Federal Reserve Bank of Cleveland. As Chief Executive Officer of the Bank, she developed expertise in economic research, management of financial institutions, and payment services to banks and the U.S. Treasury. Ms. Pianalto’s comprehensive experience qualifies her to provide substantial guidance and oversight to the Board especially with regard to the Company’s finances.

Director since 2014 Age 61

EATON 2016 Proxy Statement and Notice of Meeting    9

Back to Contents

Gerald B. Smith

Chairman and Chief Executive Officer, Smith Graham & Co., and former lead independent director of Cooper Industries plc

Gerald B. Smith was a director of Cooper Industries plc from 2000 until 2012 and served as lead independent director of Cooper Industries plc since 2007. Mr. Smith joined the Board effective upon the close of the Cooper acquisition. He is Chairman and Chief Executive Officer of Smith Graham & Co., an investment management firm that he founded in 1990. Prior to launching Smith Graham, he served as Senior Vice President and Director of Fixed Income for Underwood Neuhaus & Company. He is a member of the Board of Trustees and chair of the Investment Oversight Committee for The Charles Schwab Family of Funds. Mr. Smith also serves as a director and chair of the Investment Committee of the New York Life Insurance Company. In the past five years, Mr. Smith was a director of ONEOK Inc. and ONEOK Partners MLP. He is a director of the Federal Reserve Bank of Dallas, Houston Branch, and serves as Chairman of the Texas Southern University Foundation.

Director Qualifications: Mr. Smith has expertise in finance, portfolio management and marketing through executive positions in the financial services industry including being founder, Chairman and CEO of Smith Graham & Company. In addition, Mr. Smith’s experience as a director of companies in the oil and gas and energy services businesses has provided him with valuable insight into markets in which Eaton also participates. Mr. Smith’s experience as lead independent director of Cooper Industries plc since 2007 has benefited the process of integrating Cooper into Eaton.

Director since 2012 Age 65

HOW NOMINEES ARE CHOSEN

Director Nomination Process

The Governance Committee of the Board, composed entirely of directors who meet the independence standards of the Board of Directors and the New York Stock Exchange, is responsible for overseeing the process of nominating individuals to stand for election as directors. The Governance Committee charter is available on our website at http://www.eaton.com/governance.

The Governance Committee will consider any director candidates recommended by our shareholders, consistent with the process used for all candidates. To learn how to submit a shareholder recommendation, see below under “Shareholder Recommendations of Director Candidates.”

The Governance Committee chair reviews all potential director candidates in consultation with the Chairman, typically with the assistance of a professional search firm retained by the Committee. The Committee decides whether to recommend one or more candidates to the Board of Directors for nomination. Candidates who are ultimately nominated by the Board stand for election by the shareholders at the annual general meeting. Between annual general meetings, nominees may also be elected by the Board itself. Directors Craig Arnold and Richard H. Fearon were elected by the Board effective September 1, 2015. Messrs. Arnold and Fearon were identified as director candidates by the Chairman and other Company directors as part of the Company’s succession planning.

Director Qualifications and Board Diversity

In order to be recommended by the Governance Committee, a candidate must have the following minimum qualifications, as described in the Board of Directors Governance Policies: personal ability, integrity, intelligence, relevant business background, independence, expertise in areas of importance to our objectives, and a commitment to our corporate mission. In addition, the Governance Committee looks for individuals with specific qualifications so that the Board as a whole has diversity in experience, international perspective, background, expertise, skills, age, gender and ethnicity. These specific qualifications may vary from year to year, depending upon the composition of the Board at that time.

EATON 2016 Proxy Statement and Notice of Meeting    10

Back to Contents

The Governance Committee is responsible for ensuring that director qualifications are met and Board balance and diversity objectives are considered during its review of director candidates. The Committee annually evaluates the extent to which these goals are satisfied as part of its yearly assessment of the skills and experience of each of the current directors using a director skills matrix and a director evaluation process. The director evaluation process includes self-evaluation, peer evaluation and input from the chairs of each Board committee. Upon completion of the skills matrix and the evaluation process, the Governance Committee identifies areas of director knowledge and experience that may benefit the Board in the future and uses that information as part of the director search and nomination effort.

The Board of Directors Governance Policies are available on our website at http://www.eaton.com/governance.

Shareholder Recommendations of Director Candidates

The Governance Committee will consider director candidates who are recommended to it in writing by any Eaton shareholder. In accordance with our Articles of Association, any shareholder wishing to recommend an individual as a nominee for election at the 2017 annual general meeting of shareholders should send a signed letter of recommendation to the following address: Eaton Corporation plc, Attention: Company Secretary, Eaton House, 30 Pembroke Road, Dublin 4, Ireland. Recommendation letters must be received no earlier than December 18, 2016 and no later than the close of business on January 17, 2017 and must include the reasons for the recommendation, the full name and address of each proposed nominee, and a brief biographical history setting forth past and present directorships, past and present positions held, occupations and civic activities. The recommendation letter should be accompanied by a written statement from the proposed nominee consenting to be nominated and, if nominated and elected, to serve as a director.

Any shareholder wishing to recommend an individual as a nominee for election as a director must also describe in writing any financial agreement, arrangement or understanding between the nominee and any party other than the Company relating to such nominee’s potential service as a director, any compensation or other payment received from any party other than the Company relating to such nominee’s potential service as a director, and details regarding such agreement, arrangement or understanding and its terms, or of any compensation received.

DIRECTOR INDEPENDENCE

The Board of Directors Governance Policies provide that all of our non-employee directors should be independent. The listing standards of the New York Stock Exchange state that no director can qualify as independent unless the Board of Directors affirmatively determines that he or she has no material relationship with the Company. Additional, and more stringent, standards of independence are required of Audit Committee members. Our annual proxy statement discloses the Board’s determination as to the independence of the Audit Committee members and of all non-employee directors. For our current directors, we describe these determinations here.

As permitted by the New York Stock Exchange listing standards, the Board of Directors has determined that certain categories of relationships between a non-employee director and the Company will be treated as immaterial for purposes of determining a director’s independence. These “categorical” standards are included in the Board of Directors’ independence criteria. The independence criteria for non-employee directors and members of the Audit Committee are available on our website at http://www.eaton.com/governance.

Because directors’ independence may be influenced by their use of Company aircraft and other Company-paid transportation, the Board has adopted a policy on this subject.

In their review of director independence, the Board of Directors and its Governance Committee have considered the following circumstances:

■

Directors T. M. Bluedorn, C. M. Connor, L. A. Hill and G. R. Page currently serve as officers or employees of companies that had purchases and/or sales of property or services with us during 2015. In each case, the amounts of the purchases and sales met the Board’s categorical standard for immateriality; that is, they were less than the greater of $1 million or 2% of the annual consolidated gross revenues of the director’s company. Mr. Bluedorn is Chairman and CEO of Lennox International Inc., which purchased approximately $373,000 worth of Eaton products during 2015. Mr. Connor is Executive Chairman of The Sherwin-Williams Company, which purchased approximately $47,000 worth of Eaton products and sold approximately $476,000 worth of products to Eaton during 2015. Ms. Hill is a director of Harvard Business Publishing, which provided executive training services to Eaton for an aggregate cost of $286,000

EATON 2016 Proxy Statement and Notice of Meeting    11

Back to Contents

during 2015. Mr. Page is Executive Director of Cargill, Incorporated, which purchased approximately $833,000 worth of Eaton products and sold approximately $17,633,000 worth of products to Eaton during 2015. In addition, Cargill paid approximately $7,558,000 in royalty payments to the Company.

■

The use of our aircraft and other Company-paid transportation by all non-employee directors is consistent with the Board policy on that subject.

After reviewing the circumstances described above (which are the only relevant circumstances known to the Board of Directors), the Board has affirmatively determined that none of our non-employee directors has a material relationship with the Company other than in his or her capacity as a director, and that each of the following directors qualifies as independent under the Board’s independence criteria and the New York Stock Exchange standards: T. M. Bluedorn, C. M. Connor, M. J. Critelli, C. E. Golden, L. A. Hill, A. E. Johnson, N. C. Lautenbach, D. L. McCoy, G. R. Page, S. Pianalto and G. B. Smith. All members of the Audit, Compensation and Organization, Finance and Governance Committees qualify as independent under the standards described above.

The Board also has affirmatively determined that each member of the Audit Committee, that is, T. M. Bluedorn, M. J. Critelli, D. L. McCoy, G. R. Page and G. B. Smith, meets not only our Board’s independence criteria but the special independence standards required by the New York Stock Exchange and the Sarbanes-Oxley Act of 2002 and the related rules adopted by the Securities and Exchange Commission.

Review of Related Person Transactions

Our Board of Directors has adopted a written policy to identify and evaluate “related person transactions,” that is, transactions between us and any of our executive officers, directors, director nominees, 5%-plus security holders or members of their “immediate families,” or organizations where they or their family members serve as officers or employees. The Board policy calls for the disinterested members of the Board’s Governance Committee to conduct an annual review of all such transactions. At the Committee’s direction, a survey is conducted annually of all transactions involving related persons, and the Committee reviews the results in January or February of each year. The Committee is responsible for determining whether any “related person transaction” (i) poses a significant risk of impairing, or appearing to impair, the judgment or objectivity of the individuals involved; (ii) poses a significant risk of impairing, or appearing to impair, the independence of an outside director or director nominee; or (iii) has terms that are less favorable to us than those generally available in the marketplace. Depending upon the Committee’s assessment of these risks, the Committee will respond appropriately. In addition, as required by the rules of the Securities and Exchange Commission, any transactions that are material to a related person are disclosed in our proxy statement.

As discussed above, the Governance Committee is charged with reviewing issues involving director independence and all related persons transactions. The Committee and the Board have determined that since the beginning of 2015 the only related person transactions were those described above under the heading “Director Independence” and that none of our executive officers engaged in any such transactions. The Committee also concluded that none of the related person transactions posed risks to the Company in any of the areas described above.

EATON 2016 Proxy Statement and Notice of Meeting    12

Back to Contents

BOARD COMMITTEES

The Board of Directors has the following standing committees: Audit, Compensation and Organization, Executive, Finance and Governance.

Audit Committee		Met 8 times in 2015
Gregory R. Page (Chair) Todd M. Bluedorn Michael J. Critelli Deborah L. McCoy Gerald B. Smith	The functions of the Audit Committee include assisting the Board in overseeing:
	■ the integrity of our financial statements and its systems of internal accounting and financial controls; ■ the independence, qualifications and performance of our independent auditor;	■ the performance of our internal auditors; and ■ our compliance with legal and regulatory requirements.

The Committee also has sole authority to appoint, compensate and terminate the independent auditor, and pre-approves all auditing services and permitted non-audit services that the audit firm may perform for the Company. The Committee is also responsible for negotiating the audit fees. In order to ensure continuing auditor independence, the Committee periodically considers whether there should be a rotation of the independent audit firm. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Committee and its Chair are directly involved in the selection of the audit firm’s new lead engagement partner. Among its other responsibilities, the Committee meets regularly in separate Executive Sessions with our independent auditor and senior leaders of Eaton Corporation, including the Vice Chairman and Chief Financial and Planning Officer, Executive Vice President, General Counsel and Secretary, Senior Vice President-Internal Audit, and Senior Vice President-Global Ethics and Compliance; approves the Committee’s report to be included in our annual proxy statement; assures that performance evaluations of the Audit Committee are conducted annually; and establishes procedures for the proper handling of complaints concerning accounting or auditing matters.

Each Committee member meets the independence requirements, and all Committee members collectively meet the other requirements, of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission. In addition, Committee members are prohibited from serving on more than two other public company audit committees. The Board of Directors has determined that each member of the Audit Committee is financially literate, that Messrs. Bluedorn, Critelli, Page and Smith each qualify as an audit committee financial expert (as defined in Securities and Exchange Commission rules) and that all members of the Audit Committee have accounting or related financial management expertise.

EATON 2016 Proxy Statement and Notice of Meeting    13

Back to Contents

Compensation and Organization Committee	Met 5 times in 2015
Christopher M. Connor (Chair) Charles E. Golden Linda A. Hill Arthur E. Johnson Ned C. Lautenbach Sandra Pianalto	The functions of the Compensation and Organization Committee include:
■

reviewing proposed organization or responsibility changes at the senior officer level;

■

evaluating the performance of the Company’s Chairman and Eaton Corporation’s Chief Executive Officer with input from all non-employee directors;

■

reviewing the performance evaluations of the other senior officers;

■

reviewing succession planning for the Company’s Chairman and Eaton Corporation’s Chief Executive Officer and for other key officer positions;

■

reviewing our practices for recruiting and developing a diverse talent pool;

■

determining the annual salaries and short-and long-term incentive opportunities for our senior officers;

■

establishing performance objectives under our
short- and long-term incentive compensation plans and assessing performance against these objectives;

■

annually determining the aggregate amount of awards to be made under our short-term incentive compensation plans and adjusting those amounts as it deems appropriate within the terms of those plans;

■

annually determining the individual awards to be made to our senior officers under our short- and long-term incentive compensation plans;

■

administering our stock plans;

■

reviewing compensation practices as they relate to key employees to confirm that those plans remain equitable and competitive;

■

reviewing significant new employee benefit plans or significant changes in such plans or changes with a disproportionate effect on our officers or primarily benefiting key employees; and

■

preparing an annual report for our proxy statement regarding executive compensation.

Additional information on the Committee’s processes and procedures is contained in the Compensation Discussion and Analysis portion of this proxy statement beginning on page 26.
Executive Committee
Alexander M. Cutler (Chair) Each non-employee director serves a four-month term	The functions of the Executive Committee include:
	■ acting on matters requiring Board action during the intervals between Board meetings; and	■ carrying out any function of the Board except for filling Board or Committee vacancies.

Mr. Cutler is a member of the Committee for the full 12-month term and serves as Committee Chair. He will be succeeded by Mr. Arnold in this capacity on June 1, 2016. Each of the non-employee directors serves a four-month term on this Committee. The Committee did not meet in 2015.

Finance Committee	Met 2 times in 2015
Charles E. Golden (Chair) Todd M. Bluedorn Christopher M. Connor Sandra Pianalto Gerald B. Smith	The functions of the Finance Committee include:
■

the periodic review of our financial condition and the recommendation of financial policies to the Board;

■

analyzing Company policy regarding its debt-to-equity relationship;

■

reviewing and making recommendations to the Board regarding our dividend policy;

■

reviewing our cash flow, proposals for long- and short-term debt financing and the financial risk management program;

■

meeting with and reviewing the performance of the management pension committees and any other fiduciaries appointed by the Board for pension and profit-sharing retirement plans; and

■

reviewing the key assumptions used to calculate annual pension expense.

EATON 2016 Proxy Statement and Notice of Meeting    14

Back to Contents

Governance Committee	Met 3 times in 2015
Arthur E. Johnson (Chair) Michael J. Critelli Linda A. Hill Ned C. Lautenbach Deborah L. McCoy Gregory R. Page	The responsibilities of the Governance Committee include:
■

recommending to the Board improvements in our corporate governance processes and any changes in the Board Governance Policies;

■

advising the Board on changes in the size and composition of the Board;

■

making recommendations to the Board regarding the structure and responsibilities of Board committees;

■

annually submitting to the Board candidates for members and chairs of each standing Board committee;

■

in consultation with the Chief Executive Officer of Eaton Corporation, identifying and recommending to the Board candidates for Board membership;

■

reviewing and recommending to the Board the nomination of directors for re-election;

■

overseeing the orientation of new directors and the ongoing education of the Board;

■

recommending to the Board compensation of non-employee directors;

■

administering the Board’s policy on director retirements and resignations; and

■

establishing guidelines and procedures to be used by the directors to evaluate the Board’s performance.

Other responsibilities include providing oversight on significant public policy issues with respect to our relationships with shareholders, employees, customers, competitors, suppliers and the communities in which we operate, including such areas as ethics, compliance, environmental, health and safety issues, community relations, government relations, charitable contributions and shareholder relations.

Committee Charters and Policies

The Board committee charters are available on our website at http://www.eaton.com/governance.

In addition to the Board of Directors Governance Policies, certain other policies relating to corporate governance matters are adopted from time to time by Board committees, or by the Board itself upon recommendation of the committees.

BOARD MEETINGS AND ATTENDANCE

The Board of Directors held five meetings in 2015. Each of the directors attended at least 85% of the meetings of the Board and the committees on which he or she served. The average rate of attendance for all directors was 95%.

Director Attendance at Annual General Meeting of Shareholders — The policy of the Board of Directors is that all directors should attend annual general meetings of shareholders. At the 2015 annual general meeting held April 22, 2015, 11 of the 12 members of the Board at that time were in attendance.

BOARD GOVERNANCE POLICIES

The Board revised the Board of Directors Governance Policies most recently in July 2015, as recommended by the Governance Committee of the Board. The revised Governance Policies are available on our website at http://www.eaton.com/governance.

EXECUTIVE SESSIONS OF THE NON-EMPLOYEE DIRECTORS

The Board’s policy is that the non-employee directors, all of whom qualify as “independent” under the criteria of the Board of Directors and the New York Stock Exchange, meet in Executive Session at each regular Board meeting, without the Chairman or other members of management present, to discuss topics they deem appropriate. As described more fully in “Leadership Structure” below, the Lead Director chairs these Executive Sessions.

EATON 2016 Proxy Statement and Notice of Meeting    15

Back to Contents

At each meeting of the Audit, Compensation and Organization, Finance and Governance Committees, the Committee members (all of whom qualify as independent) hold an Executive Session, without any members of our management present, to discuss topics they deem appropriate.

LEADERSHIP STRUCTURE

Our governance structure follows a successful leadership model under which the Chief Executive Officer of Eaton Corporation also serves as Chairman of the Board of the Company. Recognizing that different leadership models may work well for other companies at different times depending upon individual circumstances, we believe that our Company has been well served by the combined Chief Executive Officer and Chairman leadership structure and that this approach has continued to be highly effective with the addition of a Lead Director. We believe we have benefited greatly from having a Chairman who sets the tone and direction for the Company while also having the primary responsibility as Chief Executive Officer for managing Eaton's day-to-day operations, and allowing the Board to carry out its strategic, governance, oversight and decision-making responsibilities with the equal involvement of each director.

Our Board is composed primarily of independent directors, except for our Chairman, Mr. Cutler, and Messrs. Arnold and Fearon. Of our 11 non-employee directors, four are currently serving or have served as a chief executive officer of a publicly traded company. The Audit, Compensation and Organization, Finance and Governance Committees are chaired by independent directors. Our Chairman has benefited from the extensive leadership experience represented on our Board of Directors.

The Board evaluates the leadership structure annually, and it will continue to do so as circumstances change, including when a new Chief Executive Officer is elected. In its February 2016 annual evaluation, the Board concluded that the current leadership structure — under which the Chief Executive Officer of Eaton Corporation serves as Chairman of the Board of the Company, our Board committees are chaired by independent directors, and a Lead Director assumes specific responsibilities on behalf of the independent directors — remains the optimal board leadership structure for our Company and our shareholders at the present time.

Lead Director

Ned C. Lautenbach, who has served on Eaton’s Board since 1997, was first elected Lead Director by our independent directors in 2010. The Lead Director has specific responsibilities, including chairing meetings of the Board at which the Chairman is not present (including Executive Sessions of the Board), approving the agenda and schedule for Board meetings on behalf of the independent directors, approving information sent to the Board, serving as liaison between the Chairman and the independent directors, and being available for consultation and direct communications with shareholders and other Company stakeholders. The Lead Director has the authority to call meetings of the independent directors and to retain outside advisors who report directly to the Board of Directors. The Lead Director’s performance is assessed annually by the Board in a process led by the Chair of the Governance Committee, and the position of Lead Director is elected annually by our independent directors.

OVERSIGHT OF RISK MANAGEMENT

Management continually monitors the material risks facing the Company, including strategic risk, financial risk, operational risk, and legal and compliance risk. The Board of Directors has chosen to retain overall responsibility for risk assessment and oversight at the Board level in light of the interrelated nature of the elements of risk, rather than delegating this responsibility to a Board committee. The Board is responsible for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan. As described below, the Board receives assistance from certain of its committees for the identification and monitoring of those risks that are related to the committees’ areas of focus as described in each committee charter. The Board and its committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board.

EATON 2016 Proxy Statement and Notice of Meeting    16

Back to Contents

The Audit Committee considers risks related to internal controls, disclosure, financial reporting and legal and compliance matters. Among other processes, the Audit Committee meets regularly in closed-door sessions with our internal and external auditors and senior leaders of Eaton Corporation, including the senior members of the Finance function, the Executive Vice President, General Counsel and Secretary, and the Senior Vice President-Global Ethics and Compliance. As described more fully in the section entitled “Relationship Between Compensation Plans and Risk” on page 49, the Compensation and Organization Committee reviews risks associated with the Company’s compensation programs to ensure that incentive compensation arrangements for senior executives do not encourage inappropriate risk taking. The Governance Committee considers risks related to corporate governance, such as director independence and related person transactions, and risks associated with the environment, health and safety.

CODE OF ETHICS

We have a Code of Ethics that was approved by the Board of Directors. We provide training globally for all employees on our Code of Ethics. We require that all directors, officers and employees of the Company, our subsidiaries and affiliates, abide by our Code of Ethics, which is available on our website at http://www.eaton.com/governance. In addition, we will disclose on our website any waiver of or amendment to our Code of Ethics requiring disclosure under applicable rules.

COMMUNICATING WITH THE BOARD

The Board of Directors provides a process for shareholders and other interested parties to send communications to the Board, individual directors or the non-employee directors as a group. Shareholders and other interested parties may send such communications by mail or courier delivery addressed as follows:

Company Secretary

Eaton Corporation plc

Eaton House

30 Pembroke Road

Dublin 4, Ireland

Email messages to the directors may be sent to Board@eaton.com.

In general, the Company Secretary forwards all such communications to the Lead Director. The Lead Director in turn determines whether the communications should be forwarded to other members of the Board and, if so, forwards them accordingly. However, for communications addressed to a particular member of the Board, the Chair of a particular Board committee or the non-employee directors as a group, the Company Secretary forwards those communications directly to those individuals.

Alternatively, correspondence may be sent to:

Lead Director

Eaton Corporation plc

Eaton House

30 Pembroke Road

Dublin 4, Ireland

The Secretary maintains a log of all correspondence addressed to the Board and, except as noted below, forwards all communications to the interested directors. For example, correspondence on a financial topic would be sent to the Chair of the Finance or Audit Committees, and correspondence on governance topics to the Lead Director or Chair of the Governance Committee.

The Secretary makes periodic reports to the Governance Committee regarding correspondence from shareholders and other interested parties. Because most correspondence is received shortly before or after our Annual General Meeting of Shareholders that is generally held in April, the report is typically made at the July Governance Committee meeting.

EATON 2016 Proxy Statement and Notice of Meeting    17

Back to Contents

Derivative shareholder communications and demands for inspection of company records should be sent to the Secretary who will promptly disseminate such communications to the entire Board. The Board will consult with the General Counsel or his designee to determine appropriate action.

The directors have requested that communications that do not directly relate to their duties and responsibilities as our directors be excluded from distribution and deleted from email that they access directly. Such excluded items include “spam,” advertisements, mass mailings, form letters and email campaigns that involve unduly large numbers of similar communications, solicitations for goods, services, employment or contributions, surveys and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will be screened for omission. Any omitted or deleted communications will be made available to any director upon request.

EATON 2016 Proxy Statement and Notice of Meeting    18

Back to Contents

Proposal 2:

Approving (A) Certain Administrative Amendments to the Articles of Association and (B) Certain Administrative Amendments to the Memorandum of Association

Background

Proposal 2A sets out certain proposed amendments to the Company’s Articles of Association and Proposal 2B sets out certain proposed amendments to the Company’s Memorandum of Association. Under Irish law, any amendment to a public company’s Articles of Association must be voted on separately from any amendment to a public company’s Memorandum of Association. For that reason, we are asking shareholders to vote separately on Proposals 2A and 2B. However, given the inextricable link between Proposals 2A and 2B, each proposal is subject to the other being approved by shareholders and, as a result, both proposals will fail if either proposal does not pass.

Proposal 2A: Proposed Amendments to the Company’s Articles of Association in Connection with Recent Changes in Irish Law and for General Administrative Reasons

Set forth below is background information on the proposed amendments to the Company’s Articles of Association pursuant to this proposal. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this Proxy Statement as Part 1 of Appendix A. We urge you to read Part 1 of Appendix A in its entirety before casting your vote.

On June 1, 2015, the Companies Act 2014 took effect in Ireland. The Companies Act 2014 is meant to consolidate and modernize company law in Ireland. Although the changes to Irish company law will not impact the Company’s day-to-day operations, we must make certain administrative updates to the Company’s Articles of Association to ensure that these operations are not impacted or affected by the introduction of this new law.

As an example, the Companies Act 2014 will automatically apply certain sections of the Act to the Company unless we explicitly opt out. Given that many of these sections either address matters that are already covered by the Company’s Articles of Association or are not applicable to the Company, we are proposing to amend the Company’s Articles of Association to explicitly opt out of certain provisions, as permitted by the Companies Act 2014. For example, the Companies Act 2014 includes a provision regarding the appointment of directors, which is already covered by existing provisions in the Company’s Articles of Association. Therefore, we recommend opting out of that provision.

Attached as Appendix B to this Proxy Statement is a table that sets out a summary of the optional provisions from which we propose to opt out, a table that sets out a summary of the optional provisions from which we propose not to opt out, as well as certain other general administrative amendments that we propose to make to the Company’s Articles of Association.

As required under Irish law, the resolution in respect of Proposal 2A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal 2A is subject to Proposal 2B being adopted. Therefore, unless shareholders approve Proposal 2B, Proposal 2A will fail.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 2A IS AS FOLLOWS:

“As a special resolution that, subject to and conditional upon Proposal 2B being passed, the Articles of Association be and hereby are amended in the manner provided in Part 1 of Appendix A of this Proxy Statement.”

The Board of Directors recommends a vote FOR the amendment to the Company’s Articles of Association in the manner described above.	✓ The Board of Directors recommends a vote FOR this proposal

EATON 2016 Proxy Statement and Notice of Meeting    19

Back to Contents

Proposal 2B: Proposed Amendments to the Company’s Memorandum of Association in Connection with Recent Changes in Irish Law

Set forth below is background information on the proposed amendments to the Company’s Memorandum of Association pursuant to this proposal. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this Proxy Statement as Part 2 of Appendix A. We urge you to read Part 2 of Appendix A in its entirety before casting your vote.

As described in Proposal 2A, on June 1, 2015, the Companies Act 2014 took effect in Ireland. In addition to the proposed amendments described above to the Company’s Articles of Association to accommodate the adoption of the Companies Act 2014, we must also make certain corresponding administrative amendments to the Company’s Memorandum of Association to account for the enactment of the Companies Act 2014. Each of the proposed amendments to the Company’s Memorandum of Association are specifically described in the text of the resolution below, as required under Irish law.

As required under Irish law, the resolution in respect of Proposal 2B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal 2B is subject to Proposal 2A being adopted. Therefore, unless shareholders approve Proposal 2A, Proposal 2B will fail.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 2B IS AS FOLLOWS:

“As a special resolution that, subject to and conditional upon Proposal 2A being passed, the following amendments, as shown in Part 2 of Appendix A of this Proxy Statement, be made to the Memorandum of Association:

(a)

the Memorandum of Association be and hereby is amended by the deletion of the existing clause 3.16 and the substitution therefor of the following new clause 3.16:

“3.16 To incorporate or cause to be incorporated any one or more subsidiaries (within the meaning of the Companies Acts) of the Company for the purpose of carrying on any business.”;

(b)

the Memorandum of Association be and hereby is amended by the deletion of the existing clause 3.28 and the substitution therefor of the following new clause 3.28:

“3.28 To guarantee, support, secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm, or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by the Companies Acts, or a subsidiary as therein defined of any such holding company or otherwise associated by the Company in business.”; and

(c)

the Memorandum of Association be and hereby is amended by the deletion of the existing clause 3.39 and the substitution therefor of the following new clause 3.39:

“3.39 To distribute among the members of the Company in cash, kind, specie or otherwise as may be resolved, by way of dividend, bonus or in any other manner considered advisable, any property of the Company, subject always to the provisions of the Companies Acts and any other applicable laws.”

The Board of Directors recommends a vote FOR the amendment to the Company’s Memorandum of Association in the manner described above.	✓ The Board of Directors recommends a vote FOR this proposal

EATON 2016 Proxy Statement and Notice of Meeting    20

Back to Contents

Proposal 3:

Approving Amendments to the Articles
of Association to Clarify the Board's Sole Authority to Determine Its Size within the Fixed Limits in the Articles of Association

The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this Proxy Statement as Appendix C. We urge you to read Appendix C in its entirety before casting your vote.

Proposal 3 sets out certain proposed amendments to the Company’s Articles of Association to clarify that the Board has the sole authority to set its size within the fixed limits set out in the Articles of Association. The amendments are designed to clarify the voting standard to be used in director elections at shareholder meetings. The Company’s Articles of Association provide for majority voting in uncontested director elections. Under this standard, each shareholder is entitled to one vote per share for each director position, and only candidates receiving a majority of votes cast are elected. The Articles of Association provide for a plurality voting standard in contested director elections. Plurality voting will be used if the number of director nominees exceeds the size of the Board. Under this standard, each shareholder is entitled to one vote per share for each director position, and the nominees receiving the most votes for those positions are elected. The proposed amendments to the Articles of Association do not change these voting standards. They instead clarify that a contested election involving plurality voting will occur if the number of director nominees exceeds the number of directors fixed from time to time by the Board, rather than the maximum allowable size of the Board contained in the Articles of Association.

As with plurality voting in contested elections, granting the Board sole authority to set its size is a common governance practice in the United States. The overwhelming majority of the 100 largest U.S. public companies have granted their Boards sole authority to set the size of the Board. Accordingly, Proposal 3 seeks shareholder approval to amend the Company’s Articles of Association to grant the Board sole authority to set its size within the parameters established in the Company’s Articles of Association.

As required under Irish law, the resolution in respect of Proposal 3 is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 3 IS AS FOLLOWS:

“As a special resolution that the Articles of Association be and are hereby amended in the manner provided in Appendix C of this Proxy Statement.”

The Board of Directors recommends a vote FOR the approval of the amendments to the Company’s Articles of Association in the manner described above.	✓ The Board of Directors recommends a vote FOR this proposal

EATON 2016 Proxy Statement and Notice of Meeting    21

Back to Contents

Proposal 4:

Appointment of Independent Auditor and Authorization of Audit Committee to Set Auditor Remuneration

Shareholders are being asked to appoint our independent auditor and to authorize the Audit Committee of our Board of Directors to set the auditor’s remuneration. Appointment of the independent auditor and authorization of the Audit Committee to set its remuneration require the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the annual general meeting in person or by proxy. The Audit Committee and the Board recommend that shareholders reappoint Ernst & Young LLP as our independent auditor to audit our accounts for the fiscal year ending December 31, 2016 and authorize the Audit Committee of the Board to set the auditor’s remuneration.

A representative of Ernst & Young LLP will be present at the annual general meeting to answer any questions concerning the independent auditor’s areas of responsibility and will have an opportunity to make a statement if he or she desires to do so.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board in overseeing: (1) the integrity of the Company’s consolidated financial statements and its systems of internal accounting and financial controls; (2) the independence, qualifications and performance of the Company’s independent auditor; (3) the performance of the Company’s internal auditors; and (4) the Company’s compliance with legal and regulatory requirements. The Committee’s specific responsibilities, as described in its charter, include the sole authority to appoint, terminate and compensate the Company’s independent auditor, and to pre-approve all audit services and other permitted non-audit services to be provided to the Company by the independent auditor. The Committee is currently comprised of five directors, all of whom are independent under the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission and the Board of Directors’ own independence criteria.

The Board of Directors amended the Committee’s charter most recently on October 22, 2013. A copy of the charter is available on the Company’s website at http://www.eaton.com/governance.

The Audit Committee has retained Ernst & Young LLP as Eaton’s independent auditor for 2016. Ernst & Young has been the independent auditor for the Company or its predecessor since 1923. The members of the Audit Committee and the Board believe that due to Ernst & Young’s deep knowledge of the Company and of the industries in which the Company operates, it is in the best interests of the Company and its shareholders to continue retention of Ernst & Young to serve as Eaton’s independent auditor.

In carrying out its responsibilities, the Audit Committee has reviewed, and has discussed with the Company’s management and independent auditor, the Company’s 2015 audited consolidated financial statements and the assessment of the Company’s internal control over financial reporting.

The Committee has also discussed with Ernst & Young the matters required to be discussed by applicable auditing standards.

The Committee has received the written disclosures from Ernst & Young regarding their independence from the Company that are required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, has discussed with
Ernst & Young their independence and has considered whether their provision of non-audit services to the Company is compatible with their independence. Based upon the foregoing review and discussions, the Committee recommended to the Board that the financial statements be included in the Company’s Form 10-K for the year ended December 31, 2015 and annual report to shareholders.

EATON 2016 Proxy Statement and Notice of Meeting    22

Back to Contents

For 2015 and 2014, Ernst & Young’s fees to the Company and certain of its subsidiaries were as follows:

	2015	2014
Audit Fees	$25.7 million	$27.7 million
Includes Sarbanes-Oxley Section 404 attest services
Audit-Related Fees	$0.3 million	$0.2 million
Includes business acquisitions and divestitures
Tax Fees	$3.7 million	$3.9 million
Tax compliance services	$2.2 million	$1.8 million
Tax advisory services	$1.5 million	$2.1 million
All Other Fees	$0	$0

The Audit Committee approved all of the services shown in the above three categories in accordance with the Audit Committee’s pre-approval process. The Audit Committee did not approve any of the services shown in the above three categories through the use of the “de minimis” exception permitted by Securities and Exchange Commission rules.

The Audit Committee has adopted the following procedure for pre-approving audit services and other services to be provided by the Company’s independent auditor: specific services are pre-approved from time to time by the Committee or by the Committee Chair on its behalf. As to any services approved by the Committee Chair, the approval is made in writing and is reported to the Committee at the following meeting of the Committee.

Based upon the Committee’s reviews and discussions referred to above, and in reliance upon them, the Committee has recommended to the Board of Directors that the

Company’s audited consolidated financial statements for 2015 be included in the

Company’s annual report on Form 10-K, and the Board has approved their inclusion.

✓ The Board of Directors recommends a vote FOR this proposal.

Respectfully submitted to the Company’s shareholders by the Audit Committee of the Board of Directors.

Gregory R. Page, Chair
Todd M. Bluedorn
Michael J. Critelli
Deborah L. McCoy
Gerald B. Smith

EATON 2016 Proxy Statement and Notice of Meeting    23

Back to Contents

Proposal 5:

Advisory Approval of the Company’s Executive Compensation

We are asking our shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Although this is an advisory vote, and therefore not binding on our Board of Directors, the Board and the Compensation and Organization Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

This say-on-pay vote is required under U.S. law, and we consider it to be a matter of good corporate governance. This vote takes place annually and the next advisory vote to approve the Company’s executive compensation will occur at the 2017 annual general meeting of shareholders.

As we explain in the Compensation Discussion and Analysis that follows, our executive compensation programs are designed to attract, motivate, reward and retain our named executive officers, who are critical to the success of our Company. Our programs reward our named executive officers for achieving specific annual, long-term and strategic goals, and also for increasing shareholder value.

NAMED EXECUTIVE OFFICERS' COMPENSATION PROGRAM HIGHLIGHTS

As part of our pay for performance culture, our executive compensation plans include the following:	Other features of these programs include:
●

On average, 75% of our named executive officers’ compensation is performance based.

●

Our plans deliver awards below target, or none at all, when Company performance does not meet threshold levels.

●

Our executive incentive programs are intended to deliver target awards when our performance aligns with our peer group median performance, and awards exceeding 150% of target when our performance is at or above the top quartile of our peer group.

●

Our share ownership requirements range from one times base salary for our general managers to six times base salary for the Company’s Chairman and CEO of Eaton Corporation;

●

Our incentive plan payouts are capped to prevent unintended windfalls;

●

Our compensation clawback policy allows us to recover incentive compensation in case of employee misconduct that causes the need for a material restatement of financial results; and

●

We do not enter into employment contracts with any of our salaried U.S. employees, including the named executive officers.

The Compensation and Organization Committee continually reviews the compensation programs for named executive officers to ensure that they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. All Committee members are independent directors committed to applying sound governance practices to compensation decisions.

We strongly encourage you to review the Compensation Discussion and Analysis that follows. It contains information about the extensive processes the Committee follows, and the factors it considers, when establishing performance and pay targets and approving actual payments from our short- and long-term performance-based incentive plans. The Committee’s process includes reviewing a variety of reports and analyses such as market survey data, compensation tally sheets, compensation at peer companies, and reports from proxy advisory firms. The Compensation Discussion and Analysis also describes the structure of our compensation programs and the 2015 compensation of our named executive officers.

We believe that our executive compensation design and strategy is a critical factor in motivating our executives to seek innovative solutions that contribute to Eaton’s continued success. We are therefore asking shareholders to approve the following advisory resolution at the 2016 annual general meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2016 annual general meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2015 Summary Compensation

Table and the other related tables and disclosure.”

✓ The Board of Directors recommends a vote FOR approval of this proposal.

EATON 2016 Proxy Statement and Notice of Meeting    24

Back to Contents

Executive Compensation Table of Contents

COMPENSATION DISCUSSION AND ANALYSIS	26
EXECUTIVE SUMMARY	26
2015 CEO REALIZED PAY AND OUR PERFORMANCE	30
EXECUTIVE COMPENSATION PHILOSOPHY	32
ROLE OF THE COMPENSATION AND ORGANIZATION COMMITTEE	32
ADJUSTMENTS TO COMPENSATION PROGRAMS FOR 2015	33
HOW WE ESTABLISH AND VALIDATE PAY	35
COMPONENTS OF COMPENSATION	38
HEALTH AND WELFARE, RETIREMENT AND OTHER BENEFIT PLANS	47
EXECUTIVE COMPENSATION POLICIES AND GUIDELINES	48
RELATIONSHIP BETWEEN COMPENSATION PLANS AND RISK	49
ADJUSTMENTS TO COMPENSATION PROGRAMS FOR 2016	51
COMPENSATION TABLES	53
2015 DIRECTOR COMPENSATION	67

EATON 2016 Proxy Statement and Notice of Meeting    25

Back to Contents

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (CD&A), we discuss our pay for performance philosophy, our pay-setting process, the components of our executive compensation program, and the compensation of our named executive officers for 2015. We also explain our performance metrics in detail and review our executive compensation policies.

Please note that the use of “we,” “us” or “our” throughout this CD&A refers to the Company, its subsidiaries or its management. In addition, the use of “Chairman and Chief Executive Officer” or “CEO” throughout this CD&A refers to Alexander M. Cutler, Chairman of the Company and Chief Executive Officer of Eaton Corporation. Also, all share amounts and per-share prices for awards and objectives established before February 28, 2011 have been adjusted to reflect the Company’s two-for-one stock split that occurred on that date.

EXECUTIVE SUMMARY

This section provides a summary of the performance metrics and actual results for the incentive plans in which our named executive officers and other executives participated for the year ending December 31, 2015. For 2015, our named executive officers are:

■

Alexander M. Cutler, Chairman of the Company and Chief Executive Officer of Eaton Corporation

■

Richard H. Fearon, Vice Chairman and Chief Financial and Planning Officer of Eaton Corporation

■

Craig Arnold, President and Chief Operating Officer of Eaton Corporation

■

Mark M. McGuire, Executive Vice President, General Counsel and Secretary of Eaton Corporation

■

Revathi Advaithi, Chief Operating Officer – Electrical Sector of Eaton Corporation

■

Thomas S. Gross, Retired Vice Chairman and Chief Operating Officer – Electrical Sector of Eaton Corporation

Mr. Gross retired on August 31, 2015. If he had been serving as an executive officer on December 31, 2015, he would have been one of our three most highly compensated executive officers after our Principal Executive Officer and Principal Financial Officer.

Executive Compensation Philosophy

We design our executive compensation plans and programs to help attract, motivate, reward, and retain highly qualified executives who are capable of creating and sustaining value for our shareholders over the long term. We endorse compensation actions that fairly reflect Company performance as well as the responsibilities and personal performance of individual executives.

HIGHLIGHTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Our executive compensation programs are intended to align the interests of our executives with those of our stakeholders and are structured to reflect best practices. Key features of these programs include:

■

A cap on potential payouts under our short- and long-term incentive plans;

■

Shareholder-approved short-term and long-term incentive plans;

■

A clawback policy;

■

A policy that prohibits hedging or pledging of our shares;

■

Share ownership and holding requirements;

■

No employment contracts; and,

■

In 2015, removal of tax protection provisions from our double-trigger change of control agreements, the addition of restrictive covenants in those agreements, and shortening of the period in which an executive is entitled to benefits under the change of control agreement from three years to two years.

EATON 2016 Proxy Statement and Notice of Meeting    26

Back to Contents

Pay for Performance Culture

Our executive compensation programs reflect the belief that the amount earned by our executives must, to a significant extent, depend on achieving rigorous Company, business unit and individual performance objectives designed to enhance shareholder value. Our executive incentive compensation programs are intended to deliver target awards when our performance aligns with the peer group median performance and awards that exceed 150% of target when our performance is at or above the top quartile of the peer group.

The following chart illustrates Mr. Cutler’s compensation and cumulative return to shareholders over his tenure as the Company’s Chairman and Chief Executive Officer. The table clearly illustrates the correlation between pay and the performance we are delivering to our shareholders.

CUMULATIVE SHAREHOLDER RETURNS vs. TOTAL DIRECT COMPENSATION

Cumulative Total Shareholder Returns

*

The peer group represents an equal weighted index of ABB, Ltd., Danaher Corporation, Dover Corporation, Emerson Electric Co., Honeywell International, Inc., Illinois Tool Works, Inc., Ingersoll-Rand plc, Legrand S.A., Parker Hannifin Corporation, Rockwell Automation, Schneider Electric SE, Siemens AG, and United Technologies Corporation.

**

Total direct compensation is the sum of the annual base salary, items reported as "All Other Compensation", short-term incentive award earned in each respective year, performance-based cash long-term cash incentive (ESIP) award earned for the award period ending in each respective year, and grant date value of stock and option awards granted in each respective year. There was no payment under the long-term ESIP plan in 2012. 2013 total compensation includes a $15.6M payout from the 2010-2013 ESIP. This resulted from exceeding the maximum EPS growth and CFR goals of 30% and 15.1%, respectively, and an increase in our stock price of 123% over the four-year period that began on January 1, 2010 and ended on December 31, 2013.

***

2015 total compensation includes payouts from the ESIP period that matured on December 31, 2015 and because the form of our performance-based long term incentives changed, grants for the period that began on January 1, 2015. The $10.98 million is the amount that would have been reported for 2015 if the form of ESIP had not changed. Please refer to “Adjustments to Compensation Programs For 2015” on page 33 for more information about this change.

EATON 2016 Proxy Statement and Notice of Meeting    27

Back to Contents

Summary of 2015 Performance-Based Incentive Plan Payouts

Short-Term Incentives

Goals under our short-term, performance-based incentive plan were achieved at 75% of target. A bonus pool equal to 1.5% of Annual Net Income served as the initial funding mechanism for our Senior Executive Incentive Compensation Plan (Senior EIC Plan). In addition, the Committee established Operating Earnings Per Share (EPS) (which exclude acquisition integration charges) and Cash Flow Return on Gross Capital (CFR) goals that also are used in determining actual awards. For 2015, the target EPS and CFR objectives were $4.85 and 17.9%, respectively. Actual EPS and CFR were $4.30 and 16.3%.

2015 EXECUTIVE INCENTIVE COMPENSATION PLAN GOALS AND RESULTS

Long-Term Incentives

Our long-term, performance-based Executive Strategic Incentive Plan (“ESIP”) achieved a 100% payout for the 2012-2015 award period, but the Committee exercised its discretion to reduce awards to 70% of target in order to guard against any potential windfall that could have resulted from the transaction to acquire Cooper Industries, plc. In reducing the awards, the Committee considered that the 2012 transaction to acquire Cooper Industries, plc had a positive impact on the EPS and CFR results and the Committee felt it was important to recognize the transformational impact of the acquisition. However, the Committee also was mindful of the potential windfall the acquisition could have created for participants because it occurred after the Committee set the 2012-2015 ESIP EPS growth and CFR goals.

Our actual cumulative EPS over the four-year award period was $17.04, and our actual CFR averaged 25.3%.

2012-2015 ESIP opportunities took the form of phantom share units based on our share price at the beginning of the award period (in 2012) and were settled in cash based on the share price at the end of the award period (in 2015). Therefore, appreciation in Eaton’s share price over the four-year award period impacted the value that our executives realized from the ESIP awards, which is consistent with our policy of aligning their interests with those of our shareholders. Total return to shareholders was 34.9% over the four-year period.

2012-2015 LONG-TERM EXECUTIVE STRATEGIC INCENTIVE PLAN GOALS AND RESULTS

Additional information about our annual and long-term incentive plans begins on page 39.

EATON 2016 Proxy Statement and Notice of Meeting    28

Back to Contents

Review of 2015 Advisory Vote on Executive Compensation

The Board of Directors is committed to understanding the views of our shareholders by providing an opportunity to endorse our executive compensation through an advisory, non-binding vote. In 2015, our shareholders approved our executives’ compensation by a vote of 93%.

The Committee considered these voting results, shareholder feedback, as well comprehensive assessment of Eaton’s executive compensation programs and decided to make certain changes to our executive compensation programs beginning in 2015. Significant changes to our performance-based long-term incentive program are summarized below and the other changes we made are discussed on page 33. The Committee will continue to review our compensation programs each year in light of the annual “say-on-pay” voting results and shareholder feedback.

Changes to Performance-Based Long-Term Incentive Opportunities

The Committee made two significant changes to our long-term performance-based Executive Strategic Incentive program (ESIP) effective with the award period that began on January 1, 2015. These changes are described in greater detail on page 33.

1.

Length of Award Period: Effective with award periods beginning on or after January 1, 2015, the Committee approved a change in the length of ESIP award periods from four to three years. The Committee determined it was appropriate to change the length of prospective award periods because it has become increasingly difficult to accurately forecast economic cycles over four years. Three-year performance periods also are the most prevalent length among our peers and in the external market.

2.

Form of Performance-Based Long-Term Incentive Opportunities: Effective with the 2015-2017 award period, the Committee approved a change in the form of the ESIP opportunities from phantom shares that are settled in cash to performance share units that settle in our ordinary shares. The Committee made this change because the accounting treatment for share-based long-term performance awards is more favorable than it is for the cash-settled plans, which are subject to mark-to-market accounting.

IMPACT ON THE SUMMARY COMPENSATION TABLE

Although neither of these changes result in larger ESIP target or payout opportunities to participants, the change in the form of the award distorts Total Compensation reported in the Summary Compensation Table. The distortion occurs because we are reporting the 2015-2017 performance-based ESIP grant that was made in 2015 as “Stock Awards” and the cash payout from the 2012-2015 ESIP performance period that concluded in 2015 as “Non-Equity Incentive Plan Compensation.” This distortion will occur for each year through 2017, after which time the cash-based ESIP periods will have matured and there will be no more "doubling up" of grants and payouts in the Summary Compensation Table.

EATON 2016 Proxy Statement and Notice of Meeting    29

Back to Contents

2015 CEO REALIZED PAY AND OUR PERFORMANCE

Our compensation programs for Mr. Cutler and the other named executive officers are heavily weighted toward performance-based opportunities that are at-risk and subject to our performance.

The table below illustrates the relationship between Mr. Cutler’s target award opportunity and the amounts he actually earned based on our performance against the metrics established for the short- and long-term incentive plans that matured on December 31, 2015. Short- and long-term incentive plan metrics are intended to drive results that create value for our shareholders. This table supplements, but does not substitute, the information contained in the Summary Compensation Table on page 54. Further, each pay component shown below is discussed in more detail in the CD&A that follows.

COMPENSATION REALIZED BY THE CHIEF EXECUTIVE OFFICER OF EATON CORPORATION IN 2015

Compensation Element	Period Earned	Target	Amount Earned	Performance Results Over Period Earned
Annual Compensation
Base Salary	2015	n/a	$1,222,056

We generally target the market median when establishing base salaries. Mr. Cutler received an 8.33% increase effective July 1, 2015, bringing his current salary to $1.3 million. This is the first salary increase Mr. Cutler has received since 2010.

Short-term Incentive	2015	$1,950,000	$1,681,875

Mr. Cutler’s target was set at 150% of base salary. His actual award of 86% of his individual target is consistent with awards delivered to other executives. For more information on this payment, please see "2015 Short Term Incentive Awards" on page 40.

Total Annual Cash			$2,903,931
Long-Term Compensation
ESIP	2012-2015	$4,250,000 expressed as 88,400 phantom share units	$3,706,674

Mr. Cutler and the other ESIP participants were awarded 70% of the target number of phantom share units that were granted in 2012. The number of phantom share units was multiplied by the average share price at the end of the award period to determine the cash payment. Dividend equivalents also were paid based on the aggregate dividend paid to shareholders over the period and the final number of share units.

Stock Option Exercises	2006-2015	n/a	$11,594,047

The gains upon exercise of stock options were based on the stock price appreciation from 2006-2015. Shareholders also experienced a 155.8% gain over the period in which the options were held. Additional details, including the number of shares exercised, are reported in the Option Exercises and Stock Vested table on page 59.

RSUs Vesting	2012-2015	n/a	$3,178,857	This represents the vesting of 45,528 RSUs that were granted in 2012, 2013, and 2014. Additional details are reported in the Option Exercises and Stock Vested table.
Total Realized Value from Long-Term Compensation			$18,479,578
Other Compensation			$102,021

This includes the items disclosed as “Other Compensation” in the Summary Compensation Table, such as use of our aircraft, financial planning reimbursement, and Company matching contributions to the Eaton Savings Plan.

TOTAL COMPENSATION			$21,485,530

EATON 2016 Proxy Statement and Notice of Meeting    30

Back to Contents

The realized pay table on the previous page differs from the Summary Compensation Table in a number of ways, including:

■

In addition to pay actually received, the Summary Compensation Table includes the accounting value of equity compensation granted during the year, which may or may not ever be earned. In contrast, this realized pay table reports only the elements of compensation actually received and/or realized by Mr. Cutler in 2015. Specifically, the values for equity awards in the realized pay table show the gross compensation (before applicable taxes) that Mr. Cutler received in 2015 upon his exercise of stock options and the vesting of his RSUs (as shown in the "Option Exercises and Stock Vested in 2015" table on page 59), regardless of when these options or awards were granted to him.

■

In addition, the realized pay table does not reflect compensation that is based upon pension value increases and above-market nonqualified deferred compensation earnings, although these amounts are included in the Summary Compensation Table. The Committee reviews compensation that is based upon the change in pension values and above-market nonqualified deferred compensation earnings as part of the Tally Sheet review discussed on page 36 in the context of a competitive overall benefit design and not as an element of its annual compensation decisions.

EATON 2016 Proxy Statement and Notice of Meeting    31

Back to Contents

EXECUTIVE COMPENSATION PHILOSOPHY

We design our executive compensation plans and programs to help attract, motivate, reward, and retain highly qualified executives who are capable of creating and sustaining value for our shareholders over the long term. We endorse compensation actions that fairly reflect Company performance as well as the responsibilities and personal performance of individual executives.

ROLE OF THE COMPENSATION AND ORGANIZATION COMMITTEE

Membership and Responsibilities

The Compensation and Organization Committee of the Board of Directors consists of six independent non-employee directors and is supported by our human resources department. As discussed below, the Committee also may retain one or more independent compensation consultants to assist it.

The Committee is responsible for handling a variety of organizational and compensation matters pertaining to Eaton’s leadership, including those shown in the table below.

Compensation-related Tasks	Organizational Tasks
●

Reviews, approves, and administers all of our executive compensation plans, including our stock plans;

●

Establishes performance objectives under our short- and long-term incentive compensation plans;

●

Determines the attainment of those performance objectives and the awards to be made to our senior officers under our short- and long-term incentive compensation plans;

●

Determines the compensation for our senior officers, including salary and short- and long-term incentive opportunities;

●

Reviews compensation practices relating to key employees to confirm that these practices remain equitable and competitive;

●

Reviews new employee benefit plans or significant changes in such plans or changes with a disproportionate effect on our officers or primarily benefiting key employees;

●

Evaluates the performance of the CEO, with input from all non-employee directors;

●

Reviews the performance capabilities of the other senior officers based on input from the CEO;

●

Reviews succession planning for officer positions including the position of the CEO;

●

Reviews proposed organization or responsibility changes at the senior officer level; and

●

Reviews our practices for the recruitment and development of a diverse talent pool.

The Committee’s charter and key responsibilities are available on our website at http://www.eaton.com/governance.

Use of Consultants

The Committee retained Meridian Compensation Partners as its independent executive compensation consultant to support the Committee’s oversight and management of our executive compensation programs. The consultant’s duties include helping the Committee validate our executive compensation plans and programs through periodic comprehensive studies. The consultant performed a variety of work for the Committee, including assessing Eaton’s executive compensation programs relative to market trends and best-in-class governance practices, providing independent feedback on our analytical work, and assisting the Committee in its review and discussion of material agenda items and its decision-making about our executive compensation programs and individual compensation opportunities.

In 2015, the Committee also selected and retained an independent consultant from Aon Hewitt to coordinate and support the annual performance appraisal for Mr. Cutler. The Committee used this appraisal as one of several factors in determining Mr. Cutler’s payout under our short-term incentive plan for 2015 and also considered it in determining whether to adjust his base salary or his short- and long-term incentive targets for the next year.

The Committee’s written policies require the Company to obtain its review and approval before awarding any material consulting assignment to a firm that the Committee already has engaged. This policy ensures that the Committee’s consultants are well positioned to provide independent and impartial advice on executive compensation and governance matters.

EATON 2016 Proxy Statement and Notice of Meeting    32

Back to Contents

ADJUSTMENTS TO COMPENSATION PROGRAMS FOR 2015

In 2014, the Committee’s consultant conducted a comprehensive review of our executive compensation programs and practices. As a result of that review, the Committee made the following changes for 2015 to ensure plans and programs align with common practices in the external market as well as best-in-class governance standards.

Implemented new Change of Control Agreements that do not contain tax protection

Rationale: The Committee recognized that tax gross-ups are a concern for shareholders and decided to eliminate them from our change of control agreements. In addition to eliminating tax gross-ups, the other changes noted below were made in order to align Eaton’s practices with common practices in the market.

●

Included restrictive covenants in all agreements. Agreements include a one-year non-competition covenant in exchange for an amount equal to one-time target annual cash compensation;

●

Shortened the period under which an executive is entitled to benefits under the agreement to two years following a change in control; and

●

Required all agreements to remain double-trigger agreements.

Implemented double-trigger equity vesting upon a change of control

Rationale: The Committee recognized that double-trigger equity provisions are becoming common in the market and views them as a good governance practice.

●

Effective with grants awarded from the 2015 Stock Plan, the “single trigger” provision, which stated that shares will vest upon a change in control, was replaced with a “double-trigger” provision that states that vesting is contingent on a change in control and either termination of employment or failure of the acquiring company to assume outstanding equity grants or provide participants with the value equal to that of the unvested equity grants.

Changed the length of performance-based long-term award periods from four to three years

Rationale: The Committee determined it was appropriate to change the length of prospective award periods from four to three years because it has become increasingly difficult to accurately forecast economic cycles over four years. In addition, three-year periods are the most prevalent among our peers and in the external market. Although the length of the award period changed effective with the period that began on January 1, 2015, the same rigor that exists today still will apply to setting objectives.

●

The final four-year award period (2014-2017) and first three-year award period (2015-2017) will mature simultaneously. The Committee considered alternatives to avoid this simultaneous vesting; however, the alternatives would result in a gap in participants’ long-term incentive opportunity. The Committee determined that such a gap would not provide an effective retention strategy and that risking executive retention would not be in the best interest of shareholders.

●

This change does not result in larger award opportunities or larger share grants. Each participant receives the same opportunity that is intended to align the total long-term incentive opportunity with the median reported in the external market, which is the same target-setting methodology that was employed under the four-year plan.

Changed the form of performance-based long-term incentive awards from cash to shares

Rationale: The accounting treatment for share-based plans is much more favorable than it is for the cash-settled plans, which are subject to mark-to-market accounting. In addition, this change aligns the form of Eaton’s performance plan with the prevalent form of long-term incentives that are delivered in the external market.

●

Award opportunities for award periods that began prior to January 1, 2015 were denominated in phantom shares and settled in cash.

●

Award Periods that began on or after January 1, 2015 are denominated in performance units and settled in kind.

●

Our shareholder-approved stock plans have allowed for the delivery of performance units, but until 2015, we did not have a sufficient number of shares available to grant performance-based, long-term opportunities and regular annual equity grants to all participants.

EATON 2016 Proxy Statement and Notice of Meeting    33

Back to Contents

IMPACT OF CHANGING THE FORM OF LONG-TERM PERFORMANCE AWARDS ON SUMMARY COMPENSATION TABLE TOTAL COMPENSATION

The change in the form of the performance-based long-term incentive program will not result in a windfall to participants but will result in three successive years of distorted Summary Compensation Table Total Compensation because we will be reporting the performance-based grant that was made in the reported year as “Stock Awards” along with the cash payout for the ESIP award period that concluded in the reported year as “Non-Equity Incentive Plan Compensation”. This will occur for 2015, 2016 and 2017, assuming an ESIP payout is earned for the award period that matures in each respective year.

ESIP opportunities for periods that began prior to January 1, 2015 were not "equity incentive plan" compensation and were not reported as Stock Awards in the Summary Compensation Table because there was no opportunity to settle awards in stock (but these ESIP opportunities were reported in the Grants of Plan Based Awards Tables for the year in which the opportunities were established). An “equity incentive plan” is one in which awards have an embedded right to stock settlement, and ESIP opportunities established prior to 2015 had no opportunity to settle in shares per the terms of the shareholder-approved Amended and Restated Executive Strategic Incentive Plan. Effective in 2015, the long-term performance-based awards for periods that began on or after January 1, 2015 were granted from Eaton’s shareholder-approved stock plan. These opportunities were denominated in performance share units and will be settled in shares and therefore will be characterized as equity incentive plan compensation throughout our Compensation Discussion and Analysis and all related tables.

The following table uses Mr. Cutler’s compensation to illustrate the impact the change in the form of the award had on the Summary Compensation Table for 2015. Changes in Pension Values and Non-Qualified Deferred Compensation Earnings and items reported as All Other Compensation in the Summary Compensation Table are not included in the illustration. This change in the form of the award will distort Summary Compensation Table Total Compensation for 2015, 2016 and 2017.

EATON 2016 Proxy Statement and Notice of Meeting    34

Back to Contents

HOW WE ESTABLISH AND VALIDATE PAY

This section explains the Committee’s process for establishing and validating our pay targets. As shown in the table and described in detail below, this process involves several important analyses:

Analysis	Data Source	Purpose	How It’s Used	When It’s Conducted
Market Analysis	Aon Hewitt Associates and Towers Watson Executive Compensation databases	Setting pay for our executives	Setting base pay and short- and long-term incentive targets for the next year/award cycle	October — February
Performance Assessments	Executive feedback	Evaluating individual performance based on input from the CEO	Determining the short-term incentive award payments for the award period that recently ended and in determining merit increases and adjusting individual award opportunities for the next award cycle	November — January
Tally Sheets	Internal compensation and benefits data	Evaluating total remuneration and internal pay equity of our executives

Evaluating the total remuneration and projected payments to the named executive officers under various termination scenarios. This helps to determine if each executive’s compensation package is appropriately aligned with that of internal peers and whether any adjustments to our compensation plans or programs, or an individual’s pay package, is necessary

February
Peer Pay and Performance Analysis	Peer group publicly available financial and compensation information as reported by the companies that we have identified as peers for strategic planning purposes	Evaluating pay and performance to validate individual compensation plans that were established in February

Comparing pay and performance results with that of the peer group over one-, three- and five-year time periods
using a wide range of performance
metrics to determine the efficacy of
the “Total Compensation Analysis and Planning Process”

July
Peer Pay Targeting and Performance Hurdle Analysis	Peer group publicly available financial and compensation information as reported by the companies that we have identified as peers for strategic planning purposes	Evaluating whether we are setting appropriate performance hurdles

Providing insight into how each of our
peers and their peers establish their pay
for performance profile and whether we are setting appropriately high performance hurdles in our incentive plans; also used to guide future performance target setting to achieve our strategic objectives

July

Total Compensation Analysis and Planning Process (October–February)

We target total compensation to be within the median range of compensation paid by similarly sized industrial companies. We continuously monitor and assess the competitive retention and recruiting pressures in the industries and markets where we compete for executive talent. As a result, the Committee periodically has exercised its judgment to set target compensation levels of certain executives above the market median to foster retention.

Several different analyses play a role in the Committee’s Total Compensation Analysis and Annual Planning Process:

Market Analysis — From October through December of each year, our human resources department conducts a market analysis. First, we align our executives’ positions with comparable positions as reported in surveys published by two national consulting firms, Aon Hewitt and Towers Watson. Then, in February, we prepare a comprehensive report for the Committee, which also is reviewed by its independent consultant, that compares each component of our executives’ compensation to the average of the surveys’ median data for that component. This helps the Committee determine how each executive officer’s compensation compares to current market practices.

In preparing our comparison for 2015, we used the survey results for “industrial” companies (as categorized by the survey vendors), whether publicly or privately held, with revenues between $10 billion and $50 billion. Our revenues fall at approximately the median revenue level of this group, which contains between 100 to 120 companies. The companies

EATON 2016 Proxy Statement and Notice of Meeting    35

Back to Contents

participating in each survey vary, and we are not able to determine which of the companies reported data for each position and each component of pay.

Analysis of Internal Pay Equity and our Current Pay Levels — Internal equity among similarly situated positions is an important consideration in establishing individual pay targets. We maintain internal equity by establishing approximately the same target incentive opportunities for similarly situated positions. When determining what positions are similarly situated, we consider the following aspects of each position: its essential functions, the ability of the position holder to influence our overall results, any educational requirements, where the position stands in our leadership ranks, and job demands such as frequent travel and the responsibility to respond to business matters at any time and under any circumstances.

Tally Sheets — In addition to the market analysis, each February we provide the Committee with a comprehensive compensation Tally Sheet for each named executive officer. These Tally Sheets, which also are reviewed by the Committee’s independent consultant, help the Committee evaluate total remuneration and internal pay equity, and the Committee reviews them before making decisions about the compensation of the named executive officers for the next year. Each Tally Sheet includes all components of the executive’s current compensation, including base salary, short-term incentive compensation, long-term cash incentive compensation, equity incentive compensation, retirement savings programs, health and welfare programs, and the cost of personal executive benefits. The Committee also reviews potential payments under various termination scenarios.

Performance Assessments — Assessments of executive performance are another key part of the Committee’s Total Compensation Analysis and Planning Process. Mr. Cutler meets individually with his direct reports, including the named executive officers, to discuss the performance assessments for their respective direct reports and to formulate initial recommendations for an appropriate total compensation plan for each executive. No member of management, including Mr. Cutler, makes recommendations regarding his or her own pay. The Committee meets with its independent consultant in Executive Session (with no members of management in attendance) to review Mr. Cutler’s performance assessment, the comprehensive market data for his position and his Tally Sheet to establish a total compensation plan for him.

Evaluating Pay and Performance (July)

In July of each year, the Committee evaluates pay and performance to validate the individual compensation opportunities that were established in February, and also considers whether we are setting appropriate performance hurdles. This process involves collecting and reviewing peer group information and analyzing it as described below.

PEER GROUP ANALYSES

Peer Group Selection — We have identified a group of publicly held companies as our peers for purposes of evaluating our compensation programs. The Board of Directors reviewed various financial performance metrics of this same peer group in the beginning of 2015 during its review of our Strategic Plan and Annual Profit Plan. The Strategic Plan and Annual Profit Plan are the basis for setting our short- and long-term incentive plan performance goals. In selecting peers, the Board of Directors considered, among other factors: market cap, revenue, research and development intensity, and overlap with Eaton’s product portfolio and industry. We rank at approximately the median of this peer group in terms of revenue. The peer group includes:

ABB Ltd.	Ingersoll-Rand plc
Danaher Corporation	Legrand S.A.
Dover Corporation	Parker Hannifin Corporation
Emerson Electric Co.	Rockwell Automation
Honeywell International, Inc.	Schneider Electric SE
Illinois Tool Works, Inc.	Siemens AG
United Technologies Corporation

We do not use the pay reported by these companies to establish individual compensation opportunities, but each July the Committee reviews these companies’ publicly reported financial and compensation data to help retrospectively validate our pay for performance profile.

EATON 2016 Proxy Statement and Notice of Meeting    36

Back to Contents

Peer Pay and Performance Analysis — We provide the Committee with an analysis that includes the compensation reported by each peer group company in its annual proxy statement for positions that are equivalent to positions held by our named executive officers. This analysis also compares our performance with that of the peer group over one-, three- and five-year time periods using a wide range of financial metrics. The Committee uses this analysis in reviewing and establishing our stretch short- and long-term incentive plan goals, and in answering two primary questions:

1.

Are our compensation targets appropriate relative to that of the peer group?

In 2015, this review of peer proxy data confirmed that Eaton’s cash compensation opportunities were aligned with our peer group. The Committee also affirmed that it would continue to use the data reported in the two previously mentioned compensation surveys as the basis for setting individual compensation opportunities, but would use the peer proxy data as a secondary data point if an executive’s compensation was well below or above the survey comparator group median.

2.

Are we paying our executives appropriately in light of the performance we are delivering?

In 2015, after reviewing the peer analysis, the Committee concluded that 2014 pay was appropriate given our performance relative to that of our peer group over the prior one-, three- and five-year periods.

Peer Pay Targeting and Performance Hurdle Analysis — This study is intended to provide the Committee with insight into how each company in our peer group establishes its “pay for performance” profile, including setting pay targets and performance metrics relative to its own peer group. This analysis is based upon publicly available information and sell-side analysts’ reports, and attempts to estimate the industry EPS expectations for the peer companies as reported by the market analysts who follow them. This analysis is intended to answer the following question:

Are we well positioned among our peer group with regard to revenue, EPS, and pay compared to how our peers are positioned relative to their peers?

After reviewing the peer pay targeting and performance hurdle analysis, the Committee concluded that we are well positioned among our peer group in terms of pay and performance based on our revenue size relative to our peers, our practice of targeting pay at the median of the external market and our EPS guidance relative to that of our peers.

EATON 2016 Proxy Statement and Notice of Meeting    37

Back to Contents

COMPONENTS OF COMPENSATION

In this section, we describe the main components of our compensation, including the metrics we use for our performance-based incentives.

OVERVIEW OF OUR PRIMARY COMPENSATION COMPONENTS

Component		Description	Form/Timing of Payout
Base salary		Levels reflect job responsibilities and market competition	Paid in cash throughout the year
Short-term incentive

Senior EIC Plan – Cash incentive tied to the following performance metrics:

●

Net income generates a pool that determines the maximum award amount. This maximum award may be reduced by the Committee.

●

The Committee considers performance relative to Operating Earnings Per Share (EPS) and Cash Flow Return on Gross Capital (CFR) goals as well as business unit and individual performance in making its final award determination.

Meets the requirements of Section 162(m) of the Internal Revenue Code

Paid in cash after the year has ended and performance has been measured Executives can choose to defer payments under our Deferred Incentive Compensation Plan II.
Long-term incentives	50% Performance- Based Long- Term Incentive (ESIP)

Tied to the following performance metrics:

●

Compound growth rate in operating EPS over 4 years for award periods that began prior to 2015 and 3 years for award periods that began on and after January 1, 2015

●

Average annual CFR over 4 years for award periods that began prior to 2015 and 3 years for award periods that began on and after January 1, 2015

ESIP opportunities for award periods that began prior to January 1, 2015 are settled in cash but awarded in the form of phantom share units; therefore, value realization is affected by our stock performance.

ESIP opportunities for award periods that began on or after
January 1, 2015 are denominated in performance share units
and settled in Eaton ordinary shares; therefore, value realization depends on our stock performance.

Meets the requirements of Section 162(m) of the Internal Revenue Code

For periods that began prior to January 1, 2015 – awards are paid in cash after the award period has ended and performance has been measured.

For periods that began on or after January 1, 2015 – awards are settled in Eaton ordinary shares after the award period has ended and performance has been measured.

Executives can choose to defer payments for periods that began prior to 2015 under our Incentive Compensation Deferral Plan II.

	50% Equity ● 25% RSUs ● 25% stock options Retention	RSUs and stock options Value realization depends on our stock performance Restricted Stock Awards (RSAs) Value realization depends on our stock performance	Vesting over 3 years Vesting periods range from 3 to 10 years

Base Salary

We pay a competitive base salary to our executive officers in recognition of their job responsibilities. In general, the Committee sets base salaries at approximately the market median as described under “Total Compensation Analysis and Planning Process” on page 35. On occasion, the Committee may set an executive’s base salary above the reported market median to foster retention and/or recognize superior performance. Executives must demonstrate consistently effective individual performance in order to be eligible for a base salary increase. In making salary adjustments, the Committee considers the executive’s base salary and total compensation relative to the market median and other factors such as individual performance against business plans, initiative, leadership, experience, knowledge and success in building organizational capability.

EATON 2016 Proxy Statement and Notice of Meeting    38

Back to Contents

2015 BASE SALARY

During the 2015 Total Compensation Analysis and Planning Process, the Committee reviewed each executive’s base salary relative to the market data from the two surveys described under “Total Compensation Analysis and Planning Process,” as well as the executive’s individual performance over the prior year. After discussing these items, the Committee determined it was appropriate to deliver merit increases to the named executive officers, as shown in the following table. The Committee considered Mr. Cutler's performance over the prior year and determined it was appropriate to adjust his salary to align with the market median. This is the first salary increase Mr. Cutler has received since 2010.

Executive	Increase %	July 1, 2015 Base Salary
A. M. Cutler	8.33%	$1,300,000
R. H. Fearon	4.00%	$806,787
C. Arnold	5.00%	$816,678
R. Advaithi	5.00%	$604,758
M. M. McGuire	3.00%	$583,976
T. S. Gross	4.00%	$822,465

In June 2015, Eaton’s Board of Directors announced a number of senior leadership appointments in anticipation of Mr. Cutler’s retirement at the end of May 2016. Each appointment was the result of the succession management process employed by our Board to continue the evolution of Eaton’s strategy and performance capabilities and to sustain our values-based culture. The appointments were:

■

Mr. Arnold was appointed President and Chief Operating Officer of Eaton and a member of our Board of Directors, effective September 1, 2015. On June 1, 2016, following Mr. Cutler’s retirement, Mr. Arnold will be appointed Chairman and CEO.

■

Mr. Fearon was appointed a member of the Board of Directors effective September 1, 2015 and continues to serve as Vice Chairman and Chief Financial and Planning Officer of Eaton.

■

Mr. Gross retired from his position as Vice Chairman and President and Chief Operating Officer of the Electrical Sector of Eaton on August 31, 2015. The Board appointed Ms. Advaithi to succeed Mr. Gross as Chief Operating Officer of the Electrical Sector, effective September 1, 2015.

The Committee determined it was appropriate to provide promotional increases in recognition of these three executives’ new roles and responsibilities and approved the following increases effective September 1, 2015.

Executive	Increase %	September 1, 2015 Base Salary
R. H. Fearon	5.36%	$850,000
C. Arnold	22.45%	$1,000,000
R. Advaithi	15.75%	$700,000

Short-Term Performance-Based Compensation

We establish a competitive annual cash incentive opportunity for our executives. The Committee determines target opportunities for each executive in February during its Total Compensation Analysis and Planning Process. As we previously discussed, the average of the median short-term incentive values as reported in two compensation surveys is used as the basis for determining our executives’ targets.

Metrics, Goals and Results — In February 2015, the Committee established a bonus pool under the Senior EIC Plan equal to 1.5% of our Annual Net Income. In February the Committee also considered, among other metrics, EPS growth rate guidance for us and our peers as a key starting point for setting aggressive performance hurdles for our short- and long-term performance-based pay plans. The short-term objectives historically have been tied to EPS and CFR metrics and serve as subordinate metrics that the Committee considers when exercising negative discretion to determine actual award amounts under the Senior EIC Plan. The EPS metric measures earnings growth, while the CFR objective is an internal measure of return on capital. We and the Committee believe these are appropriate metrics because of their link to shareholder value creation.

EATON 2016 Proxy Statement and Notice of Meeting    39

Back to Contents

For 2015, the Committee established the subordinate EPS and CFR goals based on its review of market analyses, our annual profit plan as approved by the Board of Directors, external research reports, and analyses of peer group data. The Committee believes that the target levels established at the beginning of 2015 for the EPS and CFR goals, as shown below, were demanding but attainable.

The table below shows the 2015 goals and our actual results for the year.

2015 EXECUTIVE INCENTIVE COMPENSATION PLAN GOALS AND RESULTS

2015 SHORT-TERM INCENTIVE AWARDS

In February 2015, in addition to establishing the Senior EIC Plan Net Income Pool, the Committee also assigned a percentage of this pool to each participant, setting the maximum amount that the participant could receive under the Plan for 2015. For the named executive officers, these percentages ranged from 8% to 20% of the Annual Net Income Incentive Pool. Under the terms of the plan, no participant may be assigned a percentage share of the pool that is worth more than $7,500,000. The Committee also established an individual target award opportunity for each executive that reflected the median annual incentive opportunity reported in the compensation surveys that are used to establish individual compensation targets.

At the end of the award period, the Committee considered the following items in determining individual payouts:

■

The maximum award generated by the Net Income Pool for each participant.

■

The Company’s actual performance relative to subordinate EPS and Cash Flow Return on Gross Capital performance objectives. Actual EPS and CFR results were 75% of target.

■

An individual performance factor that is based on the achievement of the individual performance goals described below:

■

Financial Goals: Achieving the Company’s annual financial plan, as well as the annual financial plan for the executive’s business unit.

■

Growth Goals: Building our brand; outgrowing the markets in which we operate; introducing new products and services.

■

Operational Excellence: Workplace safety and emissions reduction; advancements in quality; supply chain improvement; and operational efficiency/productivity.

■

Building Organizational Capacity: Reinforcing our ethical standards; attracting and developing talent; developing a diverse and inclusive organization; promoting our wellness initiatives; promoting a learning culture.

■

Acquisition Integration Goals: Successfully integrating acquisitions; recent acquisitions and meeting our synergy targets.

EATON 2016 Proxy Statement and Notice of Meeting    40

Back to Contents

The following table illustrates each named executive officer’s 2015 award opportunity and his or her actual Senior EIC Plan award relative to that opportunity:

Executive	Senior EIC Net Income Pool Allocation	Senior EIC Target as a % of Salary	Senior EIC Target $		EPS and CFR Results		Individual Performance Factor		Award	Award as % of Target
A. M. Cutler	$6,530,700	150%	$1,950,000	x	75%	x	115%	=	$1,681,875	86%
R. H. Fearon	$3,265,350	100%	$821,192	x	75%	x	110%	=	$677,486	83%
C. Arnold	$3,265,350	108%	$961,119	x	75%	x	110%	=	$792,924	83%
R. Advaithi	$3,265,350	93%	$596,189	x	75%	x	105%	=	$469,679	79%
M. M. McGuire	$1,781,100	75%	$437,982	x	75%	x	105%	=	$344,912	79%
T. S. Gross	$3,265,350	67%	$548,311	x	75%	x	105%	=	$431,795	83%

Mr. Fearon’s eligible salary for purposes of determining his award was prorated based on the effective dates of the salary changes described earlier. Mr. Arnold’s target and salary were prorated based on the effective date of his appointment to his position as President and Chief Operating Officer. His targets prior to and after his promotion were 100% and 125% of base salary, respectively. Ms. Advaithi’s target and salary were prorated based on the effective date of her promotion to Chief Operating Officer of Eaton’s Electrical Sector. Her targets prior to and after her promotion were 90% and 100% of base salary, respectively. Mr. Gross’s target opportunity of 100% of base salary was prorated based on his retirement date. Each named executive officer’s short-term incentive award is reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Long-Term Performance-Based Compensation

We provide long-term incentive compensation to our executive officers in two components that generally are weighted as follows:

■

50% in equity awards, which provide a link to external performance. The named executive officers receive an equal mix of stock options and restricted stock units (RSUs); and

■

50% in a performance-based incentive compensation opportunity (ESIP), which is based upon performance against EPS compound growth rate goal and CFR goals. Award periods that began prior to January 1, 2015 span four years and award periods that began on or after January 1, 2015 are three years long. The amount earned by executives depends on actual EPS growth and CFR results relative to these performance metrics and share price appreciation or depreciation over the same time period, thereby providing a direct link to shareholder value creation.

We believe that this “portfolio approach” to structuring long-term incentives provides an appropriate balance that focuses executives on both an external measure of our success (via equity awards) and on internal performance metrics (via the performance-based ESIP). In limited circumstances, the Committee also provides restricted share awards (RSAs) to foster retention. The Committee’s independent compensation consultant has confirmed that this approach is appropriate to delivering long-term compensation and is consistent with market practices.

For 2015, the Committee established a long-term incentive target opportunity for each executive that was intended to align with the market median values reported in the two surveys we use to establish individual compensation plans.

Performance-Based Component of Long-Term Compensation — Each year the Committee creates a new long-term Executive Strategic Incentive opportunity and establishes objectives for the four-year award period (for periods that began before January 1, 2015) or three-year award period (for award periods that began on or after January 1, 2015), which historically have been tied to our success in achieving aggressive CFR and EPS growth goals over the award period, with each goal weighted equally.

Establishing Long-Term Performance Goals — Each ESIP period has its own aggressive CFR and EPS growth objectives. The CFR objective focuses management on driving attractive returns on the capital we employ over the multi-year award period, while the EPS goal focuses management on driving earnings growth throughout the multi-year cycle. The Committee uses a comprehensive report that analyzes publicly available peer group financial data to establish the CFR and EPS objectives. Our Board also uses this report in reviewing our Strategic and Profit Plans. The report includes:

EATON 2016 Proxy Statement and Notice of Meeting    41

Back to Contents

■

A comparison of our past performance across a range of performance metrics, compared to those same metrics as reported for our peer group;

■

Our estimated financial results and those for each peer group company as projected by sell-side analysts who follow these companies; and

■

A review of our strategic objectives and annual business plans for the multi-year performance period.

The Committee sets performance hurdles for each multi-year award period so that our executives would receive payment of approximately 100% of the target incentive opportunity if our performance over the award period is at or above the projected median of performance in our peer group, and payment at or above 150% of the target incentive opportunity if our performance over the award period is at or above the projected top 25th percentile of performance in our peer group. We cap CFR and EPS growth goals under ESIP at 200% of target. This cap is consistent with the maximum incentive opportunity as reported by the companies that respond to the compensation surveys to which we subscribe, and also is prevalent among our peer group companies.

The key to achieving an above-target payout for an open ESIP period is to fully meet our annual operating plans, achieve our targeted operating margins, closely manage our working capital and fully achieve our committed integration and synergy targets.

Share price appreciation is also an important factor in the value actually realized by our executives from their ESIP awards.

■

For award periods that began prior to January 1, 2015, the executive’s cash target was converted to a number of phantom share units based on our 20-day average stock price at the beginning of the award period. At the end of the award period, the number of phantom share units is adjusted up or down based on achievement relative to the performance hurdles that were set at the beginning of the award period. Then, the adjusted number of phantom share units is converted back to cash based on our 20-day average share price at the end of the award period. Dividend equivalents also are paid based on the actual dividends paid over the award period and the earned number of phantom shares units. The dividend equivalents are paid in cash at the end of the award period. The combination of the cash value from the earned phantom share units and the accumulated dividend approximates the total shareholder return over that period.

■

For award periods that began on January 1, 2015, the executive’s cash target was converted to a number of performance share units based on our 30-day average stock price at the beginning of the award period. At the end of the award period, the number of performance share units will be adjusted up or down based on achievement relative to the performance hurdles that were set at the beginning of the award period. The adjusted number of share units, if any, will be distributed to participants in the form of our ordinary shares. An accumulated dividend equivalent covering the performance period will be paid in cash based on the number of share units actually earned. The combination of the value realized from the earned performance shares and the accumulated dividend approximates the total shareholder return over that period.

HOW OUR SHORT- AND LONG-TERM METRICS DIFFER

We and the Committee believe that Earnings Per Share and Cash Flow Return on Gross Capital are appropriate metrics to use in our short-term and long-term incentive plans because of the impact these items have on creating shareholder value.

Although we use an earnings per share (EPS) metric in both our short- and long-term incentive plans, the two metrics are different:

●

The short-term plan metric is tied to annual EPS. A goal is set in February of each year based on items such as EPS growth rate guidance for the year, market analyses and our annual profit plan.

●

The long-term ESIP metric is tied to EPS growth and the corresponding CFR over a four- or three-year period, as applicable. This multi-year goal is set based on the Board’s review of our Strategic Plan and the long-term, five-year financial goals that we share with investors.

EATON 2016 Proxy Statement and Notice of Meeting    42

Back to Contents

2015 LONG-TERM INCENTIVES FOR THE PERIOD ENDING DECEMBER 31, 2015

2012-2015 ESIP — In February 2012, the Committee established challenging EPS compound growth rate and CFR performance goals for the 2012-2015 ESIP. The EPS growth and CFR goals for the period were weighted equally. In addition to setting ESIP goals in February 2012, the Committee also set individual ESIP target award opportunities for each named executive officer that represented approximately 50% of his or her total long-term incentive opportunity that was established in 2012. Individual target opportunities were expressed as a cash value and then converted to phantom share units based on the average New York Stock Exchange price of Eaton ordinary shares over the first 20 trading days of the award period, which was $48.09. Phantom share units align the interests of the executives with those of the shareholders because the units reflect appreciation or depreciation and earnings on our ordinary shares during the performance period.

Payout of 2012-2015 ESIP —The CFR component of the 2012-2015 ESIP was earned at the maximum level of 200% because actual results of 25.3% exceeded the maximum objective of 23.5%. Actual EPS growth of $17.04 did not achieve the threshold level of $19.04 that was necessary to generate a payout for the EPS component of the award. Each goal was weighted equally and the 0% EPS growth achievement combined with the 200% CFR achievement resulted in a payout at 100% of target. In addition, the Committee decided to reduce awards to 70% of target to offset any potential windfall that could have resulted from the transaction to acquire Cooper Industries plc. The Committee chose to reduce awards because the 2012-2015 ESIP EPS growth and CFR goals did not include the benefits of the Cooper acquisition since it occurred after the Committee set the goals for this award period. The goals and results for the 2012-2015 ESIP period are illustrated below.

2012-2015 LONG-TERM EXECUTIVE STRATEGIC INCENTIVE PLAN GOALS AND RESULTS

Final awards were determined by multiplying the target number of phantom share units by the adjusted performance factor of 70%. The earned number of phantom share units was then converted to cash based on the average New York Stock Exchange price of Eaton ordinary shares over the last 20 trading days of the award period, which was $52.54, and dividend equivalents were added based on the final number of share units that were earned. Awards earned by our named executive officers for the 2012-2015 ESIP Period are shown below:

Executive	2012-2015 Target	Target Units (based on $48.09 in 2012)	Earned Share Units (based on 70% payout)	Earned Award (based on $52.54 in 2015)	Accumulated Dividends (based on $7.63)	Total Award + Dividend Equivalents	Total Award as % of Target
A. M. Cutler	$4,250,000	88,400	61,880	$3,251,237	$455,437	$3,706,674	87%
R. H. Fearon	$1,000,000	20,800	14,560	$764,997	$107,162	$872,159	87%
C. Arnold	$1,000,000	20,800	14,560	$764,997	$107,162	$872,159	87%
R. Advaithi	$500,000	10,400	7,280	$382,498	$53,581	$436,079	87%
M. M. McGuire	$500,000	10,400	7,280	$382,498	$53,581	$436,079	87%
T. S. Gross	$916,667	19,067	13,347	$701,259	$98,233	$799,493	87%

Mr. Gross’s award was prorated based on his retirement date. Each named executive officer’s earned ESIP award is reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

EATON 2016 Proxy Statement and Notice of Meeting    43

Back to Contents

Long-Term Incentives Granted in 2015

Establishment of Goals and Awards for 2015-2017 ESIP — In February 2015, the Committee made two changes to our performance-based long-term incentive opportunities (ESIP).

1.

The Committee determined it was appropriate to change the length of the prospective performance-based award periods from four to three years. The Committee made this change to align our performance period with the most common practice in the market and because it has become increasingly difficult to accurately forecast economic cycles over four years.

2.

The Committee also decided to change the form of the award from phantom shares that settle in cash to performance share units that settle in-kind. The Committee made this change because the accounting treatment for share-based incentives is much more favorable than it is for the cash-settled plans, which are subject to mark-to-market accounting. In addition, our shareholder-approved stock plans have allowed for the delivery of performance units, but until 2015, we did not have a sufficient number of shares available in the plan to grant performance units and annual restricted share unit grants to all employees who are eligible for long-term incentives. The change to performance share units also aligns with the prevalent form of long-term incentives that are delivered in the external market.

In addition to these changes, the Committee established EPS growth and CFR performance goals for the 2015-2017 ESIP award period, which are capped at 200% of target. The Committee also approved individual 2015-2017 ESIP opportunities expressed in the form of performance share units. The Committee discussed Mr. Cutler's award opportunity in Executive Session, with only its independent consultant in attendance. The number of performance share units awarded to each executive was determined by dividing the cash ESIP target, which represents approximately one-half of the named executive officer’s total long-term incentive opportunity for 2015, by the average New York Stock Exchange closing price of our shares over the first 30 days of the award period, and rounding up to the nearest five shares. These award opportunities are shown in the Grants of Plan Based Awards Table and are also included in the "Stock Awards" column of the Summary Compensation Table.

At the end of the award period, the number of performance share units will be modified based on corporate performance relative to the challenging CFR and EPS growth objectives that the Committee approved in February 2015. The modified number of share units will be distributed to participants in the form of our ordinary shares. The actual value realized by our executives, if any, will also be influenced by the increase or decrease in our stock price over the three-year award period. In addition, dividend equivalents will be paid based on the earned number of performance share units and the aggregate dividends paid to investors during the award periods.

EATON 2016 Proxy Statement and Notice of Meeting    44

Back to Contents

IMPACT OF CHANGING THE FORM OF ESIP ON THE SUMMARY COMPENSATION TABLE (SCT)

As we described on page 34, ESIP opportunities for periods that began prior to January 1, 2015 were not reported previously as Stock Awards in the Summary Compensation Table because there was no embedded right to stock settlement (however, these ESIP opportunities were reported in the Grants of Plan Based Awards Tables for the year in which the opportunities were established). Instead, these awards have been reported in the Summary Compensation Table as “Non-Equity Incentive Plan Compensation” in the year in which the award period matured. In this and future proxy statements, the long-term performance-based incentive opportunities for periods that began on or after January 1, 2015 will settle in shares and therefore will be reported as “Stock Awards” in the Summary Compensation Table. In this and our next two proxy statements, the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table also will include payouts for the cash-settled award periods that began prior to January 1, 2015 (assuming threshold performance levels are achieved). As a result of reporting grants and payouts, our Summary Compensation Table Total Compensation will be distorted until the final cash-settled period matures at the end of 2017.

The illustration below highlights the impact the change in the form of ESIP had on this proxy statement, using Mr. Cutler’s actual earned 2012-2015 ESIP award and 2015-2017 ESIP grant as an example. “Changes in Pension Values and Above-Market Earnings on Non-Qualified Deferred Compensation” and “All Other Compensation” are included in the Summary Compensation Table (SCT) but are not included in the following illustration because they do not have a material impact for purposes of this illustration.

Year	Salary	Stock Options	NON-EQUITY INCENTIVE PLAN COMPENSATION		STOCK AWARDS		Total Compensation
			Annual Incentive	Earned ESIP Payout	Time-Based RSUs	ESIP Grant
2015 SCT Total Compensation Reported	1,222,056	2,217,968	$1,681,875	$3,706,674	2,143,676	4,562,826	$15,535,075
2015 SCT if the Form of ESIP had not changed	1,222,056	2,217,968	$1,681,875	$3,706,674	2,143,676	not denominated in performance share units	$10,972,249
2014 SCT Total	1,200,000	2,125,427	$ 1,835,400	$4,821,095	2,076,331	not denominated in performance share units	$12,058,253

EATON 2016 Proxy Statement and Notice of Meeting    45

Back to Contents

Equity Component of Long-Term Compensation — The named executive officers receive the equity component of their long-term incentive opportunity in both RSUs and stock options. The Committee considers alignment with the external market median and individual performance and potential when making equity grants. We typically grant equity awards in February.

The Committee has the authority to fix the date and all terms and conditions of equity grants to executive officers and other employees under our various stock plans, all of which have been approved by our shareholders. Our equity program adheres to the following best practices:

■

Stock options and RSUs generally vest over, or upon the conclusion of, at least a three-year period. The vesting of RSUs and stock options is contingent upon continued service with us over the vesting period.

■

The aggregate number of shares or share units underlying options or related to other awards that may be granted to any employee during any three consecutive calendar year period may not exceed 1,200,000 under our Amended and Restated 2012 Stock Plan or 2,400,000 under our 2015 Stock Plan.

■

No more than 5% of the total number of shares authorized for delivery under the Plan may vest within less than one year after the grant date (except for awards granted to non-employee directors, in the event of a change of control of the Company, in the event of a divestment of a business or upon an employee’s death, disability, or retirement).

■

We set the strike price for all of our stock options at the fair market value of our shares on the date of the grant. Our current shareholder-approved stock plans define “fair market value” as the “closing price” as quoted on the New York Stock Exchange on the date of the grant.

RSUs Granted in 2015 — In February 2015, the Committee approved RSU grants that represented approximately 25%
of each named executive officer’s target long-term incentive opportunity. These RSUs vest in substantially equal installments over three years. We do not pay dividend equivalents on RSUs that are granted to our executives or other employees.

Stock Options Granted in 2015 — Stock options make up the remaining 25% of each named executive officer’s total target long-term incentive opportunity. The stock options granted in 2015 will vest in substantially equal installments over three years, subject to the executive’s continued employment with us, and have a strike price equal to the closing price of our ordinary shares on the date of the grant.

Restricted Share Awards (“RSAs”) — In certain limited circumstances, we grant RSAs to our executives, including our named executive officers, for retention purposes. In February 2015, the Committee approved retention restricted share grants of 4,865 RSAs for Ms. Advaithi. These shares cliff vest on the tenth anniversary of the date of the grant.

Each named executive officer’s long-term incentive opportunity and the mix of long-term vehicles is shown below. The target values in this table are based on the market median survey data for each position. The amounts shown below differ from the amounts reported in the Summary Compensation Table, which reports the grant date fair value determined in accordance with FASB ASC Topic 718.

Executive	ESIP Target ($) (50% of LTI)	RSU Target $ (25% of LTI)	Stock Option Target (25% of LTI)	Target Total Long-Term Incentive ($)	Retention Grant ($)
A. M. Cutler	$4,250,000	$2,125,000	$2,125,000	$8,500,000	$0
R. H. Fearon	$1,050,000	$525,000	$525,000	$2,100,000	$0
C. Arnold	$1,050,000	$525,000	$525,000	$2,100,000	$0
R. Advaithi	$800,000	$400,000	$400,000	$1,600,000	$325,000
M. M. McGuire	$650,000	$325,000	$325,000	$1,300,000	$0
T. S. Gross	$1,050,000	$525,000	$525,000	$2,100,000	$0

The Committee did not provide interim performance or time-based grants to Messrs. Fearon or Arnold or Ms. Advaithi at the time of their promotions. Instead, the Committee will consider adjusting their long-term incentive targets in the 2016 planning cycle. RSUs, RSAs and stock options granted to the named executive officers are valued in the Summary Compensation Table and the number of shares granted are shown in the Grants of Plan Based Awards table.

EATON 2016 Proxy Statement and Notice of Meeting    46

Back to Contents

HEALTH AND WELFARE, RETIREMENT AND OTHER BENEFIT PLANS

Health and Welfare Benefits and Retirement Income Plans

We provide our executive officers with the same health and welfare and retirement income benefit programs that we provide to our other salaried employees in the United States, with certain exceptions described below. Our named executive officers may choose to participate in our 401(k) plan and receive Company matching contributions, which are reported as “Other Compensation” in the Summary Compensation Table. We provide 401(k) matching contributions that comply with Internal Revenue Code limits.

In place of typical Company-paid group term life insurance, we provide all executive officers and approximately 600 other employees with Company-paid life insurance coverage under two separate policies. The aggregate value of the two policies is approximately equal to an executive’s annual base salary, and this level of coverage is consistent with the level of coverage provided to other salaried employees through our group term life policy. The majority of the executives’ life insurance (base salary minus $50,000) is covered under an executive-owned individual whole-life policy, with the remaining $50,000 of insurance covered under our group term life policy.

The value of the Company-paid premium for the whole life policy is imputed as income to each covered executive. We decided to provide this executive life insurance arrangement to allow each executive to have a paid-up policy at retirement that would mirror Company-provided post-retirement group term life insurance, but with less post-retirement tax complexity for both the executive and us.

Other Retirement and Compensation Arrangements

The 2015 Pension Benefits table on page 60 reports retirement benefits for Mr. Cutler and the other named executive officers. Certain provisions of the Internal Revenue Code limit the annual benefits that may be paid from a tax-qualified retirement plan. As permitted under the Code, the Board of Directors has authorized plans under which payment will be made from our general funds for any benefits that may exceed those limits. If these nonqualified benefits accrued before 2005, they will be paid at retirement in the form of an annuity (unless otherwise determined by the Committee), except that if there is a change of control of the Company, they will be paid at the time of the event (unless otherwise determined by the Board of Directors) in a lump sum. These benefits that accrued after January 1, 2005 will be paid in the form of a single sum at retirement.

In response to market practices and to enhance our ability to attract and retain key executives, the Board of Directors also adopted plans that provide supplemental annual retirement income to certain executives whom we hire mid-career, because they do not have the opportunity to accumulate significant credited service with us under our tax-qualified retirement income or nonqualified restoration plans. These supplemental plans deliver a benefit if the executive either retires at 55 or older with at least 10 years of service, or at 65 or older regardless of the years of service.

The tax-qualified pension plans that we maintain for our U.S. salaried and non-union employees define the term compensation to include base salary, overtime pay, pay premiums and awards under any short-term variable pay or incentive compensation plans (including amounts deferred for receipt at a later date). We use this same definition for calculating pension benefits under the nonqualified executive retirement income arrangements described above. These qualified and nonqualified retirement income plans are the only compensation or benefit plans or programs that we provide to executive officers that consider base salary and earned annual incentive awards in the calculation of the executives’ account balances. Long-term incentives, including cash and amounts realized upon the exercise of stock options and/or vesting or RSUs or RSAs, are not factored into these calculations.

Deferral Plans

We provide our executives with opportunities to defer the receipt of their earned and otherwise payable awards under our short- and long-term cash incentive plans. Our deferral plans do not allow executive to defer the receipt of their share-based awards. We offer these deferral arrangements so that our executives have a competitive opportunity to accumulate additional retirement assets and a means to meet our share ownership guidelines.

Personal Benefits

We provide our executive officers with limited personal benefits, including reimbursement for financial and estate planning and tax preparation. Personal benefits are treated as taxable income to the executive.

EATON 2016 Proxy Statement and Notice of Meeting    47

Back to Contents

Employment Contracts and Change of Control Agreements

We do not provide our executive officers with employment contracts; however, we do enter into “double-trigger” Change of Control Agreements with each executive officer. In 2014, the Committee determined that it was appropriate to terminate existing change of control agreements by the end of 2015 and enter into new agreements that reflect best-in-class governance practices. The new agreements do not contain tax gross-up provisions, but do contain double-trigger severance provisions and restrictive covenants. These agreements provide benefits if an executive’s employment is terminated or materially changed for certain reasons following a change of control. We believe that these agreements are in the best interest of our shareholders because they help ensure that we will have the continued dedication and focus of key executives in the event of a change of control of the Company. Details of our Change of Control Agreements may be found in the narrative discussion accompanying the Potential Payments Upon Termination beginning on page 63.

Limited Tax Protection for Relocation and Foreign Assignments

We and the Committee believe that tax protection is appropriate in limited circumstances to avoid the potential for the value of a benefit to be reduced as a result of tax requirements that are beyond an executive’s control. Specifically, we provide tax protection for our employees under our relocation and foreign assignment policies so that they are able to make decisions to accept new assignments without concern that relocating would be a disadvantage from a tax standpoint.

Use of Our Aircraft

We own, operate, and maintain Company aircraft to enhance the ability of our executive officers and other corporate and business leaders to conduct business in an effective manner. This principle guides how the aircraft are used. Our stringent aircraft use policy ensures that the primary use of this mode of transportation is to satisfy business needs and that all aircraft use is accounted for at all times and in accordance with applicable laws. The Board of Directors has directed Mr. Cutler to use our aircraft for his business and personal travel, whenever feasible, to ensure his personal security and enhance his productivity. Our aircraft policy does not permit other executives to use Company-owned aircraft for personal use without the advance approval of the Chairman and Chief Executive Officer. No named executive officers receive tax protection on the imputed income for personal use of Company-owned aircraft.

EXECUTIVE COMPENSATION POLICIES AND GUIDELINES

Share Ownership Guidelines

We expect all of our executive officers and certain other high-level key executives to hold a number of our shares with a value equal to a pre-determined multiple of their base salary. These multiples, as shown below, represent the minimum guidelines and are consistent with trends we have seen in the competitive market. Each executive must own a minimum of 20% of the required shares outright. Executives are expected to hold shares that vest and shares acquired upon the exercise of incentive stock options until these requirements are met. In addition, executives are expected to reach these guidelines within five years of appointment to a new position and are expected to satisfy them for the duration of their employment with the Company.

Position	Minimum Guideline
Chief Executive Officer of Eaton Corporation	6 times base salary
President and Chief Operating Officer of Eaton Corporation	5 times base salary
Vice Chairman, Chief Financial and Planning Officer of Eaton Corporation	4 times base salary
Other Officers	2-3 times base salary
General Managers and other ESIP participants	1 times base salary

Twice each year, the Committee reviews each executive officer’s share ownership relative to these levels, and our Chief Executive Officer reviews the ownership of other non-officer executives. On December 31, 2015, each of the named executive officers exceeded his or her ownership and holding requirements.

EATON 2016 Proxy Statement and Notice of Meeting    48

Back to Contents

Anti-Hedging and Pledging

We have a policy that prohibits directors and officers, including the named executive officers, from engaging in financial hedging of their investment risk in our shares and from pledging our shares as collateral for a loan.

Clawback Policy

The Board of Directors has adopted a formal policy stating that, if an executive engaged in any fraud, misconduct or other bad-faith action that, directly or indirectly, caused or partially caused the need for a material accounting restatement for any periods as to which a performance-based award was paid or credited to the executive during the 12-month period following the first public issuance of the incorrect financial statement, such award shall be subject to reduction, cancellation or reimbursement to the Company at the Board’s discretion. The clawback policy covers any executive who participates in our ESIP or any successor plans. Our incentive compensation plans, stock plans and deferral plans all include the provisions of this policy. This policy may be found on our website at http://www.eaton.com/governance.

Tax and Accounting Considerations

We carefully monitor and comply with any changes in the laws, regulations, accounting standards and related interpretive guidance that impact our executive compensation plans and programs. Tax and accounting considerations have never played a central role in the process of determining the compensation or benefit plans and programs that are provided to our executives. Instead, the Committee consistently has structured our executive compensation program in a manner intended to ensure that it is competitive in the marketplace for executive talent and provides incentives and rewards that focus our executives on reaching desired internal and external performance levels. Once the appropriate programs and plans are identified, we administer and account for them in accordance with applicable requirements.

$1 Million Tax Deduction Limit — Under Internal Revenue Code Section 162(m), any remuneration in excess of $1 million paid to Mr. Cutler or any of the three most highly compensated executive officers of the Company (other than the Vice Chairman and Chief Financial and Planning Officer of Eaton Corporation) in a given year is not tax deductible unless it is paid pursuant to formula-driven, performance-based arrangements that preclude Committee discretion to adjust compensation upward after the beginning of the period in which the compensation is earned. In 2013, our shareholders approved the amended and restated Senior EIC and ESIP plans, which are intended to meet the requirements to qualify incentive payments under these Plans as deductible compensation under Internal Revenue Code Section 162(m).

RELATIONSHIP BETWEEN COMPENSATION PLANS AND RISK

Each year, the Committee and management conduct a comprehensive review of our executive and broad-based compensation programs to determine whether any of our compensation programs, either individually or in the aggregate, would encourage employees to undertake excessive risks that are reasonably likely to have a material adverse impact on the Company.

Compensation and Organization Committee Annual Risk Assessment

After reviewing an inventory of our 2015 broad-based variable pay and sales commission plans, which included the number of participants in each plan, the participants’ levels within the organization, the target and maximum payment potential, performance criteria under each plan, and the type of the plan (for example, management-by-objective and goal sharing), the Committee concluded that none of the broad-based programs would likely give rise to a material risk.

The Committee also applied a risk assessment to the short- and long-term incentive plans that are described earlier in the CD&A. This analysis included, but was not limited to, the following items:

■

Whether performance goals were balanced and potential payments were reasonable based on potential achievement of those goals at the threshold, target and maximum levels;

■

When applicable, whether the relationship between performance objectives under the short-term incentive programs was consistent with the performance objectives tied to the long-term incentive plans;

■

The caps on individual awards and aggregate payments under the plans; and

■

How our performance objectives and target award opportunities compared to the objectives and target awards underlying our peers’ incentive programs.

EATON 2016 Proxy Statement and Notice of Meeting    49

Back to Contents

OUR EXECUTIVE COMPENSATION STRATEGIES AND PROGRAMS ARE STRUCTURED TO REDUCE RISK

The Committee and management also concluded that our executive compensation strategy and programs are structured in the best interest of the Company and its stakeholders and do not create a material risk due to a variety of mitigating factors, such as:

●

An emphasis on long-term compensation that utilizes a balanced portfolio of compensation elements and delivers rewards based on sustained performance over time;

●

The Committee’s sole power to set short- and long-term performance objectives for our incentive plans. These objectives have included CFR and operating EPS financial goals and qualitative goals under the short-term plan, such as leadership development, growth, operational excellence, and building organizational capacity. We believe all of these items contribute to increased shareholder value;

●

Our long-term performance plan (ESIP) focuses on cumulative EPS and CFR for overlapping multi-year award periods. This creates a focus on driving sustained performance over multiple award periods that mitigates the potential for executives to take excessive risks to drive one-time, short-term performance spikes in any one period;

●

The use of equity awards to foster retention and align our executives’ interests with those of our shareholders;

●

Capping the potential payouts under the short- and long-term incentive plans to eliminate the potential for windfalls;

●

A clawback policy that allows us to recover compensation in the case of a material restatement of financial results and/or employee misconduct;

●

Share ownership guidelines; and

●

A broad array of benefit programs that offer employees and executives an opportunity to build meaningful retirement assets throughout their careers.

EATON 2016 Proxy Statement and Notice of Meeting    50

Back to Contents

ADJUSTMENTS TO COMPENSATION PROGRAMS FOR 2016

The summary below describes the changes we made to our executive compensation programs and practices for 2016.

Change in Long-Term Performance Plan Performance Criteria
●

Prior to 2016, awards were determined based on company performance versus operating EPS growth and CFR goals. In setting the EPS growth and CFR goals for the prior periods, the Board would evaluate our Strategic Plan projections and analysts’ estimates of peer company performance; however, the impact of changes in market growth rates has had a disproportionate impact on actual versus forecasted results and it is increasingly difficult to forecast absolute performance against our peers.

●

Effective with the 2016-2018 ESIP period, awards will be determined based on our total return to shareholders (TSR) relative to that of a group of peers. Our TSR will be ranked against a group of 20 companies to determine actual payouts. Consistent with our historical practice, awards under this plan design are capped at 200% of target. Additionally, if our TSR is positive but ranks the lowest among the peer group, the maximum payout that can be earned is 25% of target. If our TSR is the highest when compared to that of the peer companies, but is negative, then the maximum payout that can be earned is 100% of target.

●

Fourteen of the twenty companies in the peer group are direct peers in either the Electrical, Hydraulics, Aerospace or Vehicle segments. The number of directly competitive peers in each segment roughly equates to the percentage of that segment's revenue as a percent of total Eaton revenues. We have also identified six indirect but relevant peers, which when combined with the Electrical peers represent the Electrical sector weightings within all of Eaton. In determining actual awards, the direct peers will be weighted at 85% and the six indirect peers will be weighted at 15%. The companies in this peer group are:

Direct Peers:

ABB, Ltd., Allison Transmission Holdings, Inc., BorgWarner, Inc., Cummins Inc., Emerson Electric Co., Federal-Mogul Corporation, Hubbell Inc.,

Legrand S.A., Moog Inc., Parker-Hannifin Corporation, Rockwell Automation Inc., Schneider Electric SE, Siemens AG, and Woodward, Inc.

Indirect Peers:

Deere & Company, Dover Corporation, Honeywell International Inc., Illinois Tool Works Inc., Ingersoll-Rand plc, United Technologies Corporation

●

This new peer group will not be the primary compensation peer group that we use to set individual pay targets. Instead, we will continue to use the data reported in third-party surveys (as described on page 35) as our primary resource in setting pay for our executives.

Rationale: The change in performance criteria will introduce a stronger sense of relative peer performance. This change also alleviates any concern about the use of overlapping criteria in our short-term incentive plans (Senior EIC and EIC) and our long term incentive plan (ESIP). We and the Committee believe a short-term plan with an earnings growth and return on assets orientation (via the EPS and CFR goals) complemented by a TSR-driven long-term plan is an effective combination that will enhance shareholder value.

Vesting of Shares into Retirement
●

Effective March 1, 2016, equity grants may continue to vest according to the terms of the grant agreement for employees who are age 55 or older with 10 or more years of service who either (1) retire in good-standing or (2) who are terminated through no fault of their own due to a company action. (All scenarios are referred to as “retirement” for purposes of this topic). Additionally, retirees will be able to exercise outstanding stock options for the remaining term of the grant. The Committee will retain its discretion to cancel shares in the event that (1) an executive does not provide proper notice of retirement or (2) retires and begins working for a competitor or (3) for any other reason the Committee determines is in Eaton’s best interest.

●

Previously, all shares or options that would have otherwise vested within 12 months of retirement, would have vested at retirement and all other outstanding equity grants were forfeited. Additionally, executives could exercise outstanding stock options for the lesser of five years or the remaining term of the stock option.

●

The continued vesting applies to time-based awards. We are not making changes to vesting practices for performance-based awards which are subject to proration for time worked in the performance period and to the company achieving the performance metrics for each respective award period. Any prorated performance-based awards earned by retired executives will be paid after the award period has ended and actual performance has been measured.

All long-term incentive plan participants will be eligible for this treatment. As of February 1, 2016, there were approximately 650 employees who were eligible for long-term incentive awards.

Rationale: The Committee reviewed surveys of external market practices which report that the majority of companies allow shares to vest beyond retirement. This change was made to align with the most common practice in the market.

EATON 2016 Proxy Statement and Notice of Meeting    51

Back to Contents

COMPENSATION AND ORGANIZATION COMMITTEE REPORT

The Compensation and Organization Committee of the Board of Directors has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on this review and discussion, the Compensation and Organization Committee recommends to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION AND ORGANIZATION COMMITTEE

Christopher M. Connor, Chair
Charles E. Golden
Linda A. Hill
Arthur E. Johnson
Ned C. Lautenbach
Sandra Pianalto

EATON 2016 Proxy Statement and Notice of Meeting    52

Back to Contents

Compensation Tables

2015 SUMMARY COMPENSATION TABLE

This table shows the total compensation of the Company’s Chairman and Chief Executive Officer of Eaton Corporation, the Vice Chairman and Chief Financial and Planning Officer of Eaton Corporation, and our three other most highly compensated executive officers in 2015. Mr. Gross retired on August 31, 2015. If he had been serving as an executive officer on December 31, 2015, he would have been one of our three most highly compensated executive officers and is therefore included in this and the following tables.

NARRATIVE EXPLANATION OF SUMMARY COMPENSATION TABLE COLUMN INFORMATION:

Column	Explanation
Salary	Consists of base salary, which accounted for, on average, 14% of the total compensation of the named executive officers in 2015.
Bonus

The named executive officers were not entitled to receive “Bonus” payments for 2015 (“Bonus” payments are defined under the disclosure rules as discretionary payments that are not based on any performance criteria).

Stock and Option Awards

These two columns show the grant date fair value of equity awards granted to the named executive officers.

●

Stock Awards — Consists of the grant date fair value of awards delivered to each named executive officer in the year reported. The value of Stock Awards is based on our New York Stock Exchange closing price on the date of the grant. This column includes the following components for each reported year:

		2015	2014	2013
	Restricted Stock Units	✓	✓		✓
	Retention Restricted Stock Awards	✓	None granted		✓
	Performance Share Units	✓	None granted	None granted
● Option Awards — Reports the grant date fair value of stock options awarded in each respective year. The grant date fair value of stock options is based on the Black-Scholes option pricing model.
Non-Equity Incentive Plan Compensation

Reports the amount earned for 2015 under the Senior EIC Plan and 2012-2015 ESIP. The incentive payments reported in this column were approved by the Committee at its February 23, 2016 meeting and, to the extent not deferred by the executive, will be paid on March 15, 2016.

Changes in Pension Value and Nonqualified Deferred Compensation Earnings

Contains two distinct components.

●

“Changes in Pension Value” represents the total change in the actuarial present value of each named executive officer’s accumulated benefit under all of our defined benefit pension plans (both tax qualified and nonqualified) from the measurement date used for financial reporting purposes. The change in this column from year-to-year reflects items such as: changes in compensation as defined under the pension plan in which the executive participates, an additional year of service, and changes in the discount and interest rates used to determine the actuarial present value of the accumulated benefit reported in each respective year.

●

“Nonqualified Deferred Compensation Earnings” include earnings on deferred compensation that exceed 120% of a specified rate of interest for long-term debt instruments established by the Internal Revenue Service, when applicable. Under the disclosure rules, earnings on deferred compensation are considered to be “above-market” if the rate or formula used to calculate the interest under the plan in which the executive participates exceeded a rate of interest established by the Internal Revenue Service.

All Other Compensation

Consists of compensation that does not fit within any of the foregoing definitions of compensation. This compensation includes items such as personal benefits, our contributions to defined contribution plans, the value of insurance premiums paid by us and the value of any dividends paid on restricted shares because they were not factored into the grant date fair values reported in the "Stock Awards" column.

EATON 2016 Proxy Statement and Notice of Meeting    53

Back to Contents

2015 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Changes In Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total Compensation
A. M. Cutler Chairman of the Company, Chief Executive Officer of Eaton Corporation	2015	$1,222,056	$0	$6,706,502	$2,217,968	$5,388,549	$12,496	$102,021	$15,649,592
	2014	$1,200,000	$0	$2,076,331	$2,125,427	$6,656,495	$4,538,766	$150,733	$16,747,752
	2013	$1,200,000	$0	$2,125,015	$2,125,015	$17,504,200	$9,649	$133,579	$23,097,458
R. H. Fearon Vice Chairman and Chief Financial and Planning Officer of Eaton Corporation	2015	$790,162	$0	$1,657,124	$548,193	$1,549,645	$751,795	$37,714	$5,334,633
	2014	$768,298	$0	$513,190	$525,578	$1,983,752	$2,143,506	$50,046	$5,984,370
	2013	$737,040	$0	$1,163,955	$806,647	$4,402,858	$595,808	$46,237	$7,752,545
C. Arnold President and COO of Eaton Corporation	2015	$842,636	$0	$1,657,124	$548,193	$1,665,083	$575,817	$46,296	$5,335,149
	2014	$768,529	$0	$513,190	$525,578	$2,022,819	$1,745,286	$52,735	$5,628,137
	2013	$733,628	$0	$1,207,501	$806,647	$4,887,762	$368,130	$56,039	$8,059,707
R. Advaithi COO — Electrical Sector of Eaton Corporation	2015	$609,012	$0	$1,611,431	$417,635	$905,758	$269,803	$61,499	$3,875,138

M. M. McGuire Executive Vice President, General Counsel and Secretary of Eaton Corporation	2015	$564,241	$0	$1,025,688	$339,758	$780,991	$426,121	$36,847	$3,173,646
	2014	$562,838	$0	$317,842	$325,597	$1,094,226	$972,477	$27,173	$3,300,153
	2013	$546,445	$0	$783,198	$499,353	$2,789,077	$244,716	$38,594	$4,901,382
T. S. Gross Former Vice Chairman and COO — Electrical Sector of Eaton Corporation	2015	$516,679	$0	$1,657,124	$548,193	$1,231,288	$838,212	$69,863	$4,861,359
	2014	$779,641	$0	$513,190	$525,578	$1,999,506	$2,164,942	$68,438	$6,051,295
	2013	$733,866	$0	$2,542,704	$806,647	$4,893,436	$784,002	$79,710	$9,840,365
(1)

In 2015, 2014 and 2013, $165,625, $162,500 and $135,625, respectively, of Mr. Cutler’s salary was attributed to his role as Chairman of the Board of the Company. In 2015, $36,250 of Mr. Fearon’s salary and $36,250 of Mr. Arnold’s salary were attributable to their service as members of Eaton’s Board of Directors.

(2)

These two columns show the grant date fair value of equity awards, computed in accordance with ASC 718, granted to the named executive officers. The value of Stock Awards is based on our New York Stock Exchange closing price on the date of the grant. The value of stock options is based on the Black-Scholes option pricing model. The assumptions used in connection with these valuations are further described in Note 11 to Consolidated Financial Statements of our 2015 annual report. The actual amounts realized by individual named executive officers likely will vary based on a number of factors, including the market performance of our shares and timing of option exercises.

The increase in “Stock Awards” in 2015 is attributable to the change in the form of our performance-based long-term incentive opportunities (ESIP) from cash-settled awards to stock-settled awards. If we had not made this change, the values reported in the “Stock Awards” and “Total Compensation” columns would be as follows:

	2015 Stock Awards As Reported	2015 Stock Award If ESIP had not changed	2015 Total Compensation as Reported	2015 Total Compensation if ESIP had not changed
A. M. Cutler	$6,706,502	$2,143,676	$15,649,592	$11,086,766
R. H. Fearon	$1,657,124	$529,685	$5,334,633	$4,207,194
C. Arnold	$1,657,124	$529,685	$5,335,149	$4,207,710
R. Advaithi	$1,611,431	$752,584	$3,875,138	$3,016,291
M. M. McGuire	$1,025,688	$327,852	$3,173,646	$2,475,810
T.S. Gross	$1,657,124	$529,685	$4,861,359	$3,733,920

EATON 2016 Proxy Statement and Notice of Meeting    54

Back to Contents

(3)

Non-Equity Incentive Plan Compensation reported in this column includes payments earned under the 2015 Senior EIC Plan and the 2012-2015 ESIP. The amount earned under each plan is shown below. The material features of these incentive plans are described in the Compensation Discussion and Analysis.

	2015 Short-Term Incentive Award	2012-2015 Long-Term Incentive Award	Total
A. M. Cutler	$1,681,875	$3,706,674	$5,388,549
R. H. Fearon	$677,486	$872,159	$1,549,645
C. Arnold	$792,924	$872,159	$1,665,083
R. Advaithi	$469,679	$436,079	$905,758
M. M. McGuire	$344,912	$436,079	$780,991
T.S. Gross	$431,795	$799,493	$1,231,288

(4)

In 2015, Mr. Cutler was the only named executive officer to receive above-market earnings on his nonqualified deferred compensation (in the amount of $12,496). The aggregate change in the actuarial present value of the accumulated benefit under all defined benefit pension plans for each named executive officer is noted below.

	Qualified	Non-qualified	Total
A. M. Cutler	$12,596	($175,808)	($163,212)
R. H. Fearon	$18,353	$733,442	$751,795
C. Arnold	$62,886	$512,931	$575,817
R. Advaithi	$10,302	$259,501	$269,803
M. M. McGuire	$13,935	$412,186	$426,121
T.S. Gross	$33,439	$804,773	$838,212

(5)

"All Other Compensation" includes the aggregate incremental cost we incurred for certain executive personal benefits, including:

●

Reimbursement of financial, tax and estate planning fees.

●

Personal Use of Company Aircraft: The calculation of incremental cost for personal use of our aircraft includes only those variable costs incurred as a result of personal flight activity. It excludes non-variable costs, which would have been incurred regardless of whether there was any personal use of our aircraft. We do not reimburse named executive officers for tax costs related to personal use of our aircraft.

●

Life Insurance: We provide approximately 600 employees, including the named executive officers, with the opportunity to acquire individual whole-life insurance as described on page 47. The annual premium paid by us during 2015 for each of the named executive officers is shown in the chart below. Each participant is responsible for paying individual income taxes due with respect to our insurance program.

●

401(k) Company Matching Contributions: The amount of our contributions to the named executive officers’ accounts under the 401(k) Eaton Savings Plan (the “ESP”) is reported below. The ESP permits an employee to contribute a portion of his or her salary to the ESP, subject to limits imposed under the Internal Revenue Code.

●

Dividends paid in 2015 on Restricted Stock Awards (RSAs) that were not factored into the grant date fair value of the award.

The

amounts of these items reported as "All Other Compensation" are:

	Financial Planning	Personal Use of Aircraft	Company Paid Life	Employer Contributions to 401(k)	Dividends on Restricted Shares	Total Other
A. M. Cutler	$30,900	$40,005	$20,516	$10,600	-	$102,021
R. H. Fearon	$15,305	$2,205	$9,604	$10,600	-	$37,714
C. Arnold	$11,440	$2,205	$8,128	$10,600	$13,923	$46,296
R. Advaithi	$10,057	-	$7,525	$10,600	$33,317	$61,499
M. M. McGuire	$15,679	-	$10,568	$10,600	-	$36,847
T. S. Gross	-	$5,145	$20,911	$10,600	$33,207	$69,863

EATON 2016 Proxy Statement and Notice of Meeting    55

Back to Contents

GRANTS OF PLAN-BASED AWARDS IN 2015

The following table summarizes the potential awards payable to named executive officers with respect to the short-term and long-term incentive award opportunities granted in 2015.

	Estimated Future Payout under Non-Equity Incentive Plan Award				Estimated Future Payout under Equity Incentive Plan Award			Stock Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock & Option Awards
A. M. Cutler	2/24/2015	$487,500	$1,950,000	$6,530,700
	2/24/2015				15,905	63,620	127,240				$4,562,826
	2/24/2015							31,810			$2,143,676
	2/24/2015								145,250	$71.72	$2,217,968
R. H. Fearon	2/24/2015	$205,298	$821,192	$3,265,350
	2/24/2015				3,930	15,720	31,440				$1,127,439
	2/24/2015							7,860			$529,685
	2/24/2015								35,900	$71.72	$548,193
C. Arnold	2/24/2015	$240,280	$961,119	$3,265,350
	2/24/2015				3,930	15,270	31,440				$1,127,439
	2/24/2015							7,860			$529,685
	2/24/2015								35,900	$71.72	$548,193
R. Advaithi	2/24/2015	$149,047	$596,189	$3,265,350
	2/24/2015				2,994	11,975	23,950				$858,847
	2/24/2015							10,855			$752,584
	2/24/2015								27,350	$71.72	$417,635
M. M. McGuire	2/24/2015	$109,496	$437,982	$1,781,100
	2/24/2015				2,433	9,730	19,460				$697,836
	2/24/2015							4,865			$327,852
	2/24/2015								22,250	$71.72	$339,758
T. S. Gross	2/24/2015	$133,124	$548,311	$3,265,350
	2/24/2015				3,930	15,720	31,440				$1,127,439
	2/24/2015							7,860			$529,685
	2/24/2015								35,900	$71.72	$548,193
(1)

SENIOR EIC PLAN. The amounts shown represent potential payments that were established for 2015 under our Senior EIC Plan. As described in Short-Term Performance-Based Compensation on page 39, the Committee established a pool under the Senior EIC plan, which was expressed as a percentage of an objective corporate performance goal. A portion of this pool was assigned to each participant, thereby establishing each individual’s maximum award opportunity. The Committee considered the maximum allocation generated by the net income pool as well as achievement of corporate CFR and EPS, business unit and individual goals to determine actual incentive awards.

(2)

ESIP AWARD. The amounts shown represent the potential payments that were established in February 2015 for the 2015-2017 ESIP Award Period. The ESIP opportunities were denominated in performance share units. The number of performance share units was determined by dividing the target value of the ESIP opportunity by the average closing price of our shares over the first 30 trading days of 2015 and rounding up to the nearest 5 shares. At the end of the award period, the number of performance share units will be adjusted based on the Company’s achievement relative to the EPS and CFR objectives that were established for the three-year award period. The final number of performance share units cannot exceed two times the original number of share units. Dividend equivalents will be paid based on the earned number of performance share units and the aggregate dividend paid to our investors over the three-year award period. Actual awards, if any, will be distributed in the first quarter of 2018 and the value realized will vary based on share price appreciation and achievement of EPS and CFR objectives.

(3)

STOCK OPTIONS and RSUs. These amounts represent stock options and RSUs granted on February 24, 2015. The value of RSUs is computed in accordance with ASC 718. The value of stock options is based on the Black-Scholes option pricing model. The assumptions used in connection with these valuations are further described in Note 11 to Consolidated Financial Statements of our 2015 annual report. The actual amounts realized by individual named executive officers likely will vary based on a number of factors, including the market performance of our shares and timing of option exercises.

EATON 2016 Proxy Statement and Notice of Meeting    56

Back to Contents

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2015

The following table summarizes the outstanding equity awards held by the named executive officers at year-end 2015. The closing price of our ordinary shares on the last trading day in 2015 ($54.04) was used to determine the market value of the unvested RSAs and RSUs shown in the “Market Value of Shares or Units of Stock That Have Not Vested ($)” column.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)(1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or other Rights that Have Not Vested (#) (9)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested ($)
A.M. Cutler	2/24/2015	-	145,250 (2)		$71.72	2/24/2025	2/24/2015	31,810 (2)	$1,655,392	63,620	$3,310,785
	2/25/2014	34,897	70,853 (3)		$75.36	2/25/2024	2/25/2014	19,477 (3)	$1,013,583
	7/23/2013	73,025	37,619 (4)		$68.95	7/23/2023	7/23/2013	10,997 (4)	$572,284
	2/21/2012	151,300			$51.94	2/21/2022
	2/22/2011	154,700			$53.71	2/22/2021
	2/26/2008	237,400			$41.57	2/26/2018
	2/27/2007	277,523			$40.41	2/27/2017
R. H. Fearon	2/24/2015	-	35,900 (2)		$71.72	2/24/2025	2/24/2015	7,860 (2)	$409,034	15,720	$818,069
	2/25/2014	8,629	17,521 (3)		$75.36	2/25/2024	2/25/2014	4,814 (3)	$250,521
	7/23/2013	27,720	14,280 (4)		$68.95	7/23/2023	7/23/2013	6,024 (4)	$313,489
	2/21/2012	44,100			$51.94	2/21/2022
	2/22/2011	44,000			$53.71	2/22/2021
	2/26/2008	67,600			$41.57	2/26/2018
C. Arnold	2/24/2015	-	35,900 (2)		$71.72	2/24/2025	2/24/2015	7,860 (2)	$409,034	15,720	$818,069
	2/25/2014	8,629	17,521 (3)		$75.36	2/25/2024	2/25/2014	4,814 (3)	$250,521
	7/23/2013	27,720	14,280 (4)		$68.95	7/23/2023	7/23/2013	8,805 (5)	$458,212
	2/21/2012	44,100			$51.94	2/21/2022
	2/22/2011	44,000			$53.71	2/22/2021
	2/26/2008	63,000			$41.57	2/26/2018
	2/27/2007	60,000			$40.41	2/27/2017
R. Advaithi	2/24/2015	-	27,350 (2)		$71.72	2/24/2025	2/24/2015	10,855 (6)	$564,894	11,975	$623,179
	2/25/2014	6,583	13,367 (3)		$75.36	2/25/2024	2/25/2014	8,119 (7)	$422,513
	2/26/2013	21,120	10,880 (4)		$59.56	2/26/2023	2/26/2013	10,536 (8)	$548,293
	2/21/2012	22,050			$51.94	2/21/2022
	2/22/2011	13,000			$53.71	2/22/2021
	10/1/2008	20,000			$27.29	10/1/2018

EATON 2016 Proxy Statement and Notice of Meeting    57

Back to Contents

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)(1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or other Rights that Have Not Vested (#) (9)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested ($)
M. M. McGuire	2/24/2015	-	22,250 (2)		$71.72	2/24/2025	2/24/2015	4,865 (2)	$253,175	9,730	$506,349
	2/25/2014	5,346	10,854 (3)		$75.36	2/25/2024	2/25/2014	2,982 (3)	$155,183
	7/23/2013	17,160	8,840 (4)		$68.95	7/23/2023	7/23/2013	4,054 (4)	$210,970
	2/21/2012	24,250			$51.94	2/21/2022
	2/22/2011	24,000			$53.71	2/22/2021
	2/26/2008	45,000			$41.57	2/26/2018
	2/27/2007	40,000			$40.41	2/27/2017
T. S. Gross (10)	2/24/2015	11,847			$71.72	2/24/2025	2/24/2015			3,493	$181,76
	2/25/2014	17,259			$75.36	2/25/2024
	7/23/2013	42,000			$68.95	7/23/2023
	2/21/2012	44,100			$51.94	2/21/2022
	2/22/2011	3,722			$53.71	2/22/2021
(1)

Stock Option awards and restricted stock units granted after 2011 vest in approximately equal installments on the first, second and third anniversary of the date of the grant. Restricted share awards represent retention grants and the vesting is described in the footnotes below. Vesting of Stock and Option awards is subject to continued employment with us. The option awards that are unexercisable and stock awards that have not vested are scheduled to vest as described in the following footnotes.

(2)

Approximately one-third of the remaining unexcercisable option awards and approximately one-third of the unvested stock awards vested or will vest on each February 24, 2016, 2017 and 2018.

(3)

Approximately one-half of the remaining unexcercisable option awards and approximately one-half of the unvested stock awards vested or will vest on each February 25, 2016 and 2017.

(4)

The remaining unexcercisable option awards and unvested stock awards will vest on July 23, 2016.

(5)

Includes 2,234 restricted stock awards and 3,593 restricted stock units which will vest on July 23, 2016. The remaining 2,978 restricted stock awards will vest on July 23, 2017.

(6)

Includes 5,990 restricted stock awards which vested or will vest in approximately equal installments on each February 24, 2016, 2017 and 2018. Also includes 4,865 restricted stock awards which will cliff vest on February 24, 2025.

(7)

Includes 3,669 restricted stock units of which approximately one-half vested or will vest on each February 25, 2016 and 2017. Also includes 4,450 restricted share awards which will cliff vest on February 25, 2024.

(8)

Includes 3,491 restricted stock units which vested on February 26, 2016. Also includes 7,045 restricted share awards which will cliff vest on February 26, 2023.

(9)

Represents potential payments that were established in 2015 for the 2015-2017 ESIP Award Period. At the end of the award period, the number of performance share units will be adjusted based on the Company's achievement relative to the EPS growth and CFR goals that were established for the award period. The earned number of share units can range from 0 to 200% of the number of shares reported in this table. The value realized will be determined based on the share price when the shares vest.

(10)

Mr. Gross retired on August 31, 2015 and did not have any unexercisable stock options or unvested stock awards at year end.

EATON 2016 Proxy Statement and Notice of Meeting    58

Back to Contents

OPTION EXERCISES AND STOCK VESTED IN 2015

The following table provides information about exercises of stock options and vesting of RSAs and RSUs during the year ended December 31, 2015. The values for exercised stock options reflect the difference between the aggregate option exercise price and the market price of the applicable number of our shares on the date of exercise. The values for any RSAs or RSUs that vested during 2015 reflect the per share closing price of our ordinary shares on the vesting date multiplied by the number of shares that vested.

	Option Awards:		Stock Awards:
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
A. M. Cutler	332,477	$11,594,047	45,528	$3,178,857
R. H. Fearon	64,000	$1,921,096	16,622	$1,144,386
C. Arnold	-	-	16,495	$1,136,342
R. Advaithi	-	-	9,273	$665,203
M. M. McGuire	-	-	9,132	$622,421
T. S. Gross	-	-	47,645	$2,907,441
(1) Amounts realized upon the exercise of options or on the vesting of RSAs or RSUs are not eligible for deferral under any of our deferred compensation plans.

2015 PENSION BENEFITS

We maintain three basic types of retirement income plans for our U.S. salaried employees:

■

a tax-qualified defined benefit pension plan (referred to as the Pension Plan for Eaton Corporation Employees in the Pension Benefits table) that has two separate benefit formulas: a final average pay formula and a cash balance formula;

■

two defined benefit restoration plans (collectively referred to as the DB Restoration Plan in the Pension Benefits table); and

■

a plan that allows us to supplement the pension benefits earned under our qualified pension plan and nonqualified DB Restoration Plan to certain elected officers and executives who are recruited by us mid-career (referred to as the Limited Service Supplemental Plan in the Pension Benefits table).

Tax-Qualified Retirement Income Plans — Effective January 1, 2002, employees who were then earning benefits under the “Average Final Annual Compensation” benefit formula (the “AFAC benefit formula”) under the Pension Plan for Eaton Corporation Employees (the “Pension Plan”) were given the option to either: (a) continue earning benefits under the AFAC benefit formula, or (b) convert the value of their accrued benefit to an “opening balance” and commence earning benefits in an “Eaton Personal Pension Account” under the cash balance formula (the “EPPA benefit formula”). Salaried employees hired on or after January 1, 2002, but before April 1, 2013, automatically earn benefits under the EPPA benefit formula upon becoming eligible for participation in the retirement plan.

Under the AFAC benefit formula, annual normal retirement benefits are computed at the rate of 1% of average final annual compensation up to the applicable Social Security integration level plus 1.5% of average final annual compensation in excess of the Social Security integration level, multiplied by the employee’s years of credited service. In addition, the employee receives a supplement equal to 1/2% of average final annual compensation up to the applicable Social Security integration level payable until the Social Security Normal Retirement Age. An employee’s average final annual compensation is the average annual amount of his or her eligible compensation (generally consisting of salary plus short-term executive incentive compensation for service during the five consecutive years within the last 10 years of employment for which the employee’s total compensation was the greatest). Years of credited service includes the number of years of employment between age 21 and retirement, subject to a maximum of 44 years. Corporate policies require the named executive officers to retire at age 65.

Under the EPPA benefit formula, a participant’s single sum retirement benefit is accumulated throughout his or her career with us. This single sum amount is represented as a notional account balance to which credits are regularly added. The credits are equal to a percentage of eligible compensation (generally consisting of salary and short-term incentive compensation) plus interest at a specified rate and, where applicable, cost-of-living including credits on certain opening balances. The percentage of eligible compensation credited to the participant’s notional account balance varies over his or her career based on the sum of the participant’s age and service with us. For any period when that sum is less than 50, 5.0% of eligible compensation is credited. For any period when the sum is between 50 and 59 (inclusive), 6.0% of eligible

EATON 2016 Proxy Statement and Notice of Meeting    59

Back to Contents

compensation is credited. When the sum is between 60 and 69 (inclusive), 7.0% of eligible compensation is credited. When the sum is 70 or greater, 8.0% of eligible compensation is credited. Except as noted below, upon termination of employment, the notional account balance is available as a single sum or may be converted to one of several annuity forms. Under the standard post-retirement surviving spouse option for the AFAC and EPPA benefit formulas, the participant receives a reduced pension, and a pension equal to 50% of the reduced pension is payable to his or her surviving spouse. For example, the benefit for an employee electing that option at age 65 whose spouse is five years younger would be approximately 11.5% less than the amount of the participant’s annual benefit.

Any employee hired on or after April 1, 2013 and all U.S. employees of Cooper immediately prior to our acquisition of Cooper will receive an additional employer contribution under the Eaton Savings Plan in lieu of a benefit under the Pension Plan.

Nonqualified Defined Benefit Retirement Plans — Certain provisions of the Internal Revenue Code limit the annual benefits that may be paid from a tax-qualified retirement plan. This includes a limitation on the amount of annual compensation that may be taken into account in calculating a participant’s benefit under a qualified retirement plan. As permitted under the Internal Revenue Code, the Board of Directors has authorized the payment from our general funds of any benefits calculated under the provisions of the applicable pension plan that may exceed those limits. This applies to all participants, including the named executive officers.

Limited Eaton Service Supplemental Retirement Income Plan — The Board of Directors has adopted a plan that provides supplemental annual retirement income to elected officers and certain executives who do not have the opportunity to accumulate significant credited service with us under our tax-qualified retirement income plans, provided that they either retire at age 55 or older and have at least 10 years of service with us or retire at age 65 or older regardless of the years of service. The amount of the annual supplement generally is equal to the amount by which a percentage of the executive’s average final annual compensation exceeds his or her earned retirement income. This includes amounts receivable under the retirement plans described above. The percentage of average final annual compensation used for this purpose depends upon an executive’s age and years of service at retirement. The percentage ranges from 25% (for retirements at age 55 with less than 15 years of service) to 50% (for retirements at age 62 or older with 15 years or more of service). Benefits accrued and vested before January 1, 2005 under either the nonqualified or the limited service plans generally are paid in one of the forms available under the Pension Plans as elected by the participant. Benefits earned after 2004 are paid as a single lump sum. With respect to all benefits, regardless of when accrued, the present value of the benefit will be paid in a single installment upon a change of control of the Company.

This table shows the estimated present value of the benefits payable under each of our retirement income plans to each named executive officer.

2015 PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
A. M. Cutler	Pension Plan for Eaton Corporation Employees	40.33	$1,725,532	-
	DB Restoration Plan	40.33	$23,856,540	-
	Limited Service Supplemental Plan	40.33	-	-
R. H. Fearon	Pension Plan for Eaton Corporation Employees	13.75	$252,177	-
	DB Restoration Plan	13.75	$1,011,180	-
	Limited Service Supplemental Plan	13.75	$6,685,400	-
C. Arnold	Pension Plan for Eaton Corporation Employees	15.25	$630,251	-
	DB Restoration Plan	15.25	$3,575,011	-
	Limited Service Supplemental Plan	15.25	$2,066,848	-
R. Advaithi	Pension Plan for Eaton Corporation Employees	15.00	$336,333	-
	DB Restoration Plan	15.00	$864,330	-
	Limited Service Supplemental Plan	15.00	$735,538	-
M. M. McGuire	Pension Plan for Eaton Corporation Employees	10.08	$169,055	-
	DB Restoration Plan	10.08	$387,627	-
	Limited Service Supplemental Plan	10.08	$2,939,659	-

EATON 2016 Proxy Statement and Notice of Meeting    60

Back to Contents

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
T. S. Gross	Pension Plan for Eaton Corporation Employees	12.67	-	$256,416
	DB Restoration Plan	12.67	$831,898	-
	Limited Service Supplemental Plan	12.67	$6,896,279	-

2015 NONQUALIFIED DEFERRED COMPENSATION

We provide our executives with opportunities to defer the receipt of their earned and otherwise payable awards under our short- and long-term cash incentive plans. We offer these plans to provide:

■

our executives with an opportunity to accumulate additional retirement assets,

■

a means for acquiring our shares in order to meet our share ownership guidelines, and

■

an additional form of employment retention.

Despite their popularity across our industry, we currently do not provide our executives with a nonqualified defined contribution plan that enables them to defer base salary amounts in excess of Internal Revenue Code limits that restrict such deferrals under our tax-qualified defined contribution plan. However, in 2014 the Company established a nonqualified defined contribution plan for employees who receive the additional employer contribution under the Eaton Savings Plan (as described under 2015 Pension Benefits on page 59) and whose employer contribution is restricted by IRS limits. No named executive officers participate in this plan.

The following table includes not only amounts contributed, earned and distributed as deferred compensation in the last fiscal year, but also includes compensation that the named executive officer elected to defer in all prior years. Therefore, the "Aggregate Balance at Last Fiscal Year-End" column contains the total of all contributions and earnings since the named executive officer began deferring compensation. The plans covered by the Nonqualified Deferred Compensation table are as follows:

■

the Deferred Incentive Compensation Plan (the “DIC Plan”);

■

the Deferred Incentive Compensation Plan II (the “DIC Plan II”); and

■

the Incentive Compensation Deferral Plan II (the “IC Deferral Plan II”).

DIC Plans — On February 10, 2010, the Committee approved the termination of the DIC Plan with respect to all participant accounts, including those of our current named executive officers, except for certain accounts that contain deferrals for the years 1986 through 1989. The accounts that were not terminated earn fixed interest based on market rates and individual mortality assumptions in effect at the time of the deferrals.

Short-term incentive compensation earned prior to December 31, 2004 was eligible for deferral under the DIC Plan. Short-term incentive compensation earned after December 31, 2004 is eligible to be deferred under the DIC Plan II. Incentive compensation earned in 2005 through December 31, 2007 that was deferred under the DIC Plan II was credited with earnings that accrued on a phantom share basis, as if the deferred amounts were invested in our ordinary shares, with earned dividends reinvested in shares. Under the DIC Plan II, prior to the beginning of each calendar year, participants must elect the method and timing of payment with respect to the incentive compensation to be earned in the year that is subject to the deferral election. The creation of the DIC Plan II and the exclusion of deferrals under the prior plan were implemented to satisfy the requirements of Internal Revenue Code Section 409A under the American Jobs Creation Act of 2004 (409A). Beginning with deferrals of short-term incentive compensation earned during 2008 and after for payment following retirement, each executive will have a choice of deferring up to 100% of his or her annual incentive compensation into either or both of (a) an account tracked on a phantom share basis and paid out in our actual shares or (b) an account that earns interest equal to that paid on 10-year Treasury Notes plus 300 basis points. Executives also may defer compensation under the DIC Plan II on a short-term basis for payment within 5 years or less.

IC Deferral Plan — Similarly, cash settled long-term incentive compensation earned after December 31, 2004 is eligible for deferral under the IC Deferral Plan II. Under the IC Deferral Plan II, prior to the beginning of any award period for which an award may be earned, or later if permitted by us in the case of performance-based compensation (as defined in the final regulations under 409A), participants must elect the method and timing of payment with respect to the incentive compensation to be earned during that award period, and that is subject to the deferral election. When an executive

EATON 2016 Proxy Statement and Notice of Meeting    61

Back to Contents

elects to defer a long-term incentive award under the IC Deferral Plan II for payment at or following his or her retirement, earnings on a minimum of 50% of the deferred amount must be tracked on a phantom share basis. The remainder of the amount deferred to retirement earns interest equivalents equal to that paid on 10-year Treasury Notes plus 300 basis points. At retirement, the portion of the executive’s account that is deferred into phantom shares is paid in our shares. Incentive compensation deferred pursuant to our deferral plans is unsecured, subject to the claims of our creditors and is exposed to the risk of our non-payment.

A grantor trust that we previously established, the assets of which are subject to the claims of our creditors, will be used to pay those obligations related to deferred incentive compensation earned by our executives prior to 2005. The transaction to acquire Cooper Industries plc required Eaton to fund the vested liabilities in the trust in the amounts of $7.8 million. No comparable trust arrangements currently are in place with respect to incentive compensation deferred after 2004.

2015 NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year (1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End (2)
A. M. Cutler	DIC Plan	-	-	$169,058	-	$1,394,119
(First year of deferral: 1983)	DIC Plan II	-	-	-	-	-
	IC Deferral Plan II	-	-	-	-	-
	Subtotal	-	-	$169,058	-	$1,394,119
R. H. Fearon	DIC Plan	-	-	-	-	-
	DIC Plan II	-	-	-	-	-
	IC Deferral Plan II	-	-	-	-	-
	Subtotal	-	-	-	-	-
C. Arnold	DIC Plan	-	-	-	-	-
	DIC Plan II	-	-	-	-	-
	IC Deferral Plan II	-	-	-	-	-
	Subtotal	-	-	-	-	-
R. Advaithi	DIC Plan	-	-	-	-	-
	DIC Plan II	-	-	-	-	-
	IC Deferral Plan II	-	-	-	-	-
	Subtotal	-	-	-	-	-
M. M. McGuire	DIC Plan	-	-	-	-	-
(First year of deferral: 2006)	DIC Plan II	-	-	($37,365)	-	$375,498
	IC Deferral Plan II	-	-	($127,439)	-	$1,519,312
	Subtotal	-	-	($165,074)	-	$1,894,810
T. S. Gross	DIC Plan	-	-	-	-	-
	DIC Plan II	-	-	-	-	-
	IC Deferral Plan II	-	-	-	-	-
	Subtotal	-	-	-	-	-
(1)

When applicable, the amounts reported in the "Aggregate Earnings in Last Fiscal Year" column are also reported in the ‘Changes in Pension Value and Nonqualified Deferred Compensation Earnings’ column of the Summary Compensation Table, to the extent such earnings exceed 120% of the applicable federal rate as determined under the Internal Revenue Code. In 2015, Mr. Cutler received above-market earnings on his nonqualified deferred compensation in the amount of $12,496.

(2)

Mr. Cutler’s aggregate balance includes amounts he earned and elected to defer before he became a named executive officer. Mr. McGuire’s aggregate balance includes $286,104 and $1,202,320 of executive contributions that were reported in the "Non-Equity Incentive Plan Compensation" column of the 2011 and 2013 Summary Compensation Tables, respectively.

EATON 2016 Proxy Statement and Notice of Meeting    62

Back to Contents

2015 POTENTIAL PAYMENTS UPON TERMINATION

A named executive officer may experience a termination of employment under several possible situations. In each of these circumstances, certain plans, agreements, arrangements or practices would provide compensation to the executive in varying amounts. We do not provide employment contracts to our executives and do not have plans or arrangements (other than the Change of Control Agreements previously discussed and standard severance benefits available to all U.S. salaried, nonunion employees) that would require any payment to a named executive officer in the event of a termination of his or her employment.

Instead, the Compensation and Organization Committee of our Board of Directors exercises the sole discretion to decide what, if any, additional severance payments or benefits will be offered to an executive in the case of a termination of employment. In exercising this discretion, the Committee takes a number of factors into consideration, including the reasons for the termination and the individual executive’s personal circumstances. The Committee believes that it is in the interest of the Company and our shareholders to insure that a departing executive is treated fairly and in a manner that will help us to secure appropriate confidentiality, non-competition, non-solicitation, non-disparagement and general release agreements. Moreover, providing fair and reasonable employment termination compensation is consistent with our overall compensation philosophy.

For each of the termination of employment scenarios described below, the estimated potential payments and benefits that might be received by each named executive officer are displayed in the table that immediately follows that description.

Background and Basic Assumptions

In this section, we discuss termination of employment scenarios that include: (a) Voluntary Resignation or a Termination for Cause; (b) Normal and Early Retirement; (c) Involuntary Termination — Not for Cause; (d) Change of Control; and (e) Death or Disability. The following key principles and assumptions apply to these disclosures:

■

Under each of the scenarios, we have assumed that each of the named executive officer’s employment terminated on December 31, 2015 and the amounts reflect our practices as of that date. We have made changes for 2016, as described on page 51, which will appear in the termination scenarios in our next proxy statement. Mr. Gross is not included in these tables because he retired on August 31, 2015.

■

Each officer’s eligibility for the amounts reported as severance payments and benefit arrangements are based on his or her compensation and years of service as of December 31, 2015.

■

An executive would be eligible for a full award under the short-term incentive plan for the year ending December 31, 2015 and a full award under a long-term incentive plan for the four-year period ending December 31, 2015 if such an award had been payable for the award period ending December 31, 2015. We would calculate and pay any such earned awards in accordance with the normal operation of the plans. Therefore, we have not included these awards in the following scenarios because they do not represent a severance or other payment that is triggered by employment termination.

■

We maintain a Severance Benefit Plan in which each of the named executive officers participates along with all of our U.S. salaried, non-union employees. We generally pay benefits under this Plan only in the case of an involuntary termination of employment other than for Cause. We calculate the benefits under this plan based on the length of service with us from the most recent date of hire. The maximum severance payment under this plan equals one year of base salary and continuation of health and welfare benefits for six months. However, the severance payment that we would expect to provide to a named executive officer under the scenarios described below would be made in lieu of any benefit under these standard severance arrangements.

■

To the extent the Committee would decide that a terminated executive is eligible for pro-rated participation in one or more of the open award periods under our long-term incentive plans, the estimated pro-rated awards shown in the following scenarios reflect (a) credit for the total number of months of service with us from the start of an eligible award period through the executive’s termination date as a percentage of the total number of months in the award period multiplied by (b) the officer’s target award for each open award period. Although we show the aggregate amount of these estimated payments for the named executive officers below as a lump sum amount, except in the case of a payment with respect to a termination in connection with a change of control, our practice would be to make the pro-rated payments to executives at the end of each of the award periods once actual performance under the plan is known.

EATON 2016 Proxy Statement and Notice of Meeting    63

Back to Contents

■

Under the terms of our standard form of stock option, RSA and RSU grant agreements for grants awarded prior to May 1, 2015, in the case of a change of control of the Company, vesting of all of the executives’ outstanding unvested equity grants would be accelerated. For grants awarded after May 1, 2015, acceleration only occurs if the acquiring company does not assume or replace the grants or if the executive is terminated in connection with the change in control of the Company.

■

In the event of employment termination other than in the context of a change of control of the Company, the Committee has the discretion to determine whether or not to accelerate vesting for these awards. To the extent the Committee would decide to accelerate the vesting dates of any unvested stock options, RSAs or RSUs for a terminating executive under any of the other scenarios described below, the accelerated stock options are valued at an amount per share equal to the difference between $54.04 and the exercise price per share for each accelerated option grant. The accelerated RSAs and RSUs are valued at this same $54.04 share value.

■

Except under very unusual circumstances, the Committee would not provide any increases, payment acceleration or other enhancements to the benefits previously earned or credited under our benefit plans or programs in connection with any of the termination scenarios. These plans and programs would include (a) all retirement income plans (including defined benefit, defined contribution and nonqualified retirement income plans), (b) health and welfare plans (including post-retirement medical and life insurance coverage), (c) any vested and accrued vacation and (d) any amounts credited to the executives’ accounts under our nonqualified deferred compensation plans. Payments of earned and vested amounts under these plans and programs are not included in the scenarios described below.

■

In the termination scenarios described below, we expect that the Committee would provide the executive (or, in the case of death, the estate or surviving spouse, if any) with continued reimbursement for the cost of income tax return preparation and estate and financial planning services for the year of and year following termination of employment. These reimbursements to the executives would be reported as imputed income and would be subject to ordinary income tax treatment. The estimated expense reimbursements shown in the scenarios below represent the approximate cost of this benefit based on the amounts reimbursed to each named executive officer during 2015.

Voluntary Resignation or Termination for Cause

An executive is not entitled to receive any additional forms of compensation or benefits, other than any accrued and vested vacation, deferral account balances and vested qualified and nonqualified retirement income, if he voluntarily resigns when he is not yet eligible for retirement or if his or her employment with us is terminated for Cause.

Normal and Early Retirement

Each named executive officer is subject to mandatory retirement at age 65 and is eligible to elect voluntary retirement after having attained age 55 with ten or more years of service. Consistent with the policy applied to non-executive employees, in the event we involuntarily terminate an officer after the officer attained age 50 with ten or more years of service, he or she also would be treated as a retiree under the programs described below. Messrs. Cutler, Arnold, Fearon and McGuire would have the age and Company service necessary for retirement. Ms. Advaithi did not meet the age and service requirements to be treated as a retiree under these programs. A projected termination benefit is shown below only for those officers who would have been treated as retirees at year end. In this retirement scenario, the Committee also may exercise its discretion to provide the executive with the following:

■

pro-rated eligibility in the open award periods under our long-term incentive plan (ESIP);

■

accelerated vesting of the then unvested stock options and (if applicable) RSAs and RSUs that would have otherwise vested in the year following the year in which the executive retires; and

■

reimbursement for the costs of income tax return preparation and estate and financial planning assistance for the year of and year following retirement.

	Base and Short-Term Incentive Severance	Pro-Rated Long-Term Incentive	Accelerated Equity	Benefit Continuation	Tax Preparation and Financial Counseling	Outplacement	Total
A. M. Cutler	-	$5,510,104	$1,617,767	-	$61,800	-	$7,189,671
R. H. Fearon	-	$1,362,803	$571,815	-	$30,610	-	$1,965,228
C. Arnold	-	$1,362,803	$561,564	-	$22,880	-	$1,947,247
R. Advaithi	-	-	-	-	-	-	-
M. M. McGuire	-	$884,916	$370,941	-	$31,358	-	$1,247,215

EATON 2016 Proxy Statement and Notice of Meeting    64

Back to Contents

Involuntary Termination — Not for Cause

In the event of an involuntary termination (not for cause), the Committee typically would provide a named executive officer with the following:

■

severance pay equal to two times the total of his or her base salary and target incentive award under our short-term incentive plan;

■

pro-rated eligibility in any open award periods under the long-term incentive plans in which the officer had participated for at least half of the award period as of the termination date;

■

continuation of health and welfare benefits for six months;

■

executive outplacement benefits; and

■

an officer who is involuntarily terminated after having reached eligibility for early retirement generally would receive the other pay and benefits outlined under “Normal and Early Retirement.”

These amounts are shown for each named executive officer in the table below.

	Base and Short- Term Incentive Severance	Pro-Rated Long-Term Incentive	Accelerated Equity	Benefit Continuation	Tax Preparation and Financial Counseling	Outplacement	Total
A. M. Cutler	$6,500,000	$5,510,104	$1,617,767	$16,389	$61,800	$18,000	$13,724,060
R. H. Fearon	$3,400,000	$1,362,803	$571,816	$12,229	$30,610	$18,000	$5,395,457
C. Arnold	$4,500,000	$1,362,803	$561,564	$9,595	$22,880	$18,000	$6,474,842
R. Advaithi	$2,800,000	$556,178	-	$10,894	$20,114	$18,000	$3,405,186
M. M. McGuire	$2,043,916	$844,916	$370,941	$8,768	$31,358	$18,000	$3,317,899

Change of Control

Another scenario under which a named executive officer’s employment may terminate is through a qualifying termination in connection with a change of control of the Company. We have entered into Change of Control Agreements with each of our officers, including the named executive officers, which provide for payments and benefits in the event of a termination of employment in the context of a change of control of the Company. In addition, as noted above in “Background and Basic Assumptions,” under the terms of our standard form of stock option, RSA and RSU grant agreements, in the case of a change of control of the Company, vesting of all of the executives’ outstanding unvested equity grants would be accelerated if the grants are not assumed or replaced by the acquiring company or if the executive is terminated in connection with the change in control.

The Change of Control Agreements that we have with our officers contain the following key provisions:

■

The agreement first becomes effective upon a change of control of the Company.

■

For the two years following the change of control, the agreement protects the executive officer from certain changes to his or her employment, position, duties, compensation and benefits.

■

If, during this two-year period, the successor company terminates the executive officer’s employment other than for “Cause” (which includes the willful and continued failure of the executive to perform his or her duties, the executive’s conviction of a felony involving dishonesty, or the executive’s willful engagement in gross misconduct which is materially and demonstrably injurious to the Company) or “Disability” or if the executive terminates his or her employment for “Good Reason” (which includes the assignment to the executive of any duties inconsistent in any respect with the executive’s position; failure by the Company to comply with any of the provisions of the Change of Control Agreement (other than inadvertent failure not occurring in bad faith); the Company requiring the executive to be based at any office or location that differs from what is specified in the Change of Control Agreement; or the Company requiring the Executive to travel on Company business to a substantially greater extent than was required immediately prior to the change of control), the executive would receive:

a.

A lump sum cash payment equal to the aggregate of (a) any earned but as yet unpaid base salary and short-term and long-term incentive awards (ESIP) for completed incentive award periods, (b) a prorated portion of his or her target opportunity for any open ESIP award periods and (c) the executive’s annual base salary and target incentive opportunity under the short-term plan multiplied by three;

EATON 2016 Proxy Statement and Notice of Meeting    65

Back to Contents

■

Two years of the payment described in item (c) above represents severance payments and one year is in exchange for an agreement not to compete with the Company for a period of one year following the termination date.

b.

Continued health and welfare benefits as if the executive’s employment had not been terminated for a period of two years.

■

To the extent that any payments under the Change of Control Agreements are deferred compensation and the executive is a “specified employee” within the meaning of Internal Revenue Code Section 409A and the regulations thereunder (determined in accordance with the methodology established by us as of the date of termination of employment), such payments or other benefits will not be paid or provided before the first business day that is six months after the date of termination of employment.

■

No executives receive tax protection on payments made in connection with a change in control.

As is common practice with such agreements, these payments and benefits would not be subject to any requirement that the officer seek other employment or any other form of mitigation. We would pay the officer’s legal fees if he needed to take action to enforce the provisions of the agreement or defend the agreement’s terms if contested by us.

Based on the foregoing assumptions, the estimated amounts payable to each named executive officer upon a termination of employment in connection with a change of control of the Company are shown in the table below.

	Base and Annual Incentive Severance	Pro-Rated Long-Term Incentive	Accelerated Equity	Benefit Continuation	Tax Preparation and Financial Counseling	Outplacement	Total
A. M. Cutler	$10,627,500	$5,510,104	$3,241,259	$65,556	$61,800	$18,000	$19,524,219
R. H. Fearon	$5,355,000	$1,362,803	$973,044	$48,914	$30,610	$18,000	$7,788,370
C. Arnold	$7,125,000	$1,362,803	$1,117,767	$38,380	$22,880	$18,000	$9,684,830
R. Advaithi	$4,466,000	$1,038,940	$1,535,700	$43,576	$20,114	$18,000	$7,122,329
M. M. McGuire	$3,109,671	$844,916	$619,328	$35,072	$31,358	$18,000	$4,658,345

Death or Disability

In the event of the death or disability of a named executive officer, the executive or the estate, whichever is appropriate, would receive pro-rated payments for any open award periods under our long-term incentive plan (ESIP). In addition, the Committee could exercise its discretion to accelerate the vesting of the then unvested stock options and RSAs. These amounts are shown for each named executive officer in the table below.

	Base and Annual Incentive Severance	Pro-Rated Long-Term Incentive	Accelerated Equity	Benefit Continuation	Tax Preparation and Financial Counseling	Outplacement	Total
A. M. Cutler	-	$5,510,104	$3,241,259	-	$61,800	-	$8,813,163
R. H. Fearon	-	$1,362,803	$973,044	-	$30,610	-	$2,366,457
C. Arnold	-	$1,362,803	$1,117,767	-	$22,800	-	$2,503,450
R. Advaithi	-	$1,038,940	$1,535,700	-	$20,114	-	$2,594,754
M. M. McGuire	-	$844,916	$619,328	-	$31,358	-	$1,495,602

EATON 2016 Proxy Statement and Notice of Meeting    66

Back to Contents

2015 Director Compensation

Non-employee directors receive their retainer in an equal mix of cash and equity. The total annual retainer for 2015 was $290,000. In 2015, compensation for our non-employee directors was structured as follows:

Cash Compensation

2015 DIRECTOR CASH COMPENSATION

Annual cash service retainer for all Board members	$145,000
Additional Committee service retainers:
Lead Director (N.C. Lautenbach)	$30,000
Audit Committee Chair (G.R. Page)	$30,000
Compensation and Organization Committee Chair (C.M. Connor)	$30,000
Finance Committee Chair (C.E. Golden)	$20,000
Governance Committee Chair (A.E. Johnson)	$20,000
Audit Committee members (Ms. McCoy and Messrs. Bluedorn, Critelli, Page and Smith)	$15,000

Non-employee directors may defer payment of their fees as described in “Other Plans and Benefits” below and in footnote (6) to the table on page 68.

In October 2014, the Governance Committee determined it was appropriate to increase the total annual retainer by $25,000 to $290,000 effective January 1, 2015, in consideration of the tax impact that travel to Ireland has on our directors. Irish income taxes are withheld from quarterly fee payments and directors are responsible for satisfying their own U.S. and Irish Income Tax obligations.

In February 2016, the Governance Committee reduced the total retainer to $265,000, to be split equally between cash and equity. The Committee reduced the retainer because the costs associated with Directors’ travel to Board meetings are no longer treated as imputed income subject to Irish tax withholding.

Equity Compensation

Restricted Share Units — Under our Stock Plan as approved by our shareholders, non-employee directors also receive RSUs with a value equal to the annual cash retainer in effect on the grant date ($145,000 for 2015). The 2015 RSUs were granted on the fourth Wednesday of January 2015. The number of units a director receives is based on the closing price of our shares on the previous Monday or, if that date is not a trading day on the New York Stock Exchange, the trading day immediately before that. RSUs receive dividend equivalents that are reinvested as RSUs. The Governance Committee sets the terms and conditions for non-employee director RSUs. No additional equity awards may be granted to our non-employee directors under any of our other stock plans.

Robust Holding Requirement

RSUs granted to non-employee directors vest at retirement, thereby creating a robust holding requirement. We measure actual ownership relative to a threshold holding requirement of five times the annual cash retainer. Directors are expected to reach that level of ownership within five years of joining our Board.

Anti-Hedging and Pledging

We also have a policy that prohibits directors from pledging or engaging in financial hedging of their investment risk in our shares.

Other Plans and Benefits

Under the Non-Employee Director Fee Deferral Plan adopted by the Board in 2012, non-employee directors can elect to defer fees earned after 2012. Their rate of return varies depending on whether they defer the fees as retirement compensation or as short-term compensation. Prior to 2013, non-employee directors could elect to defer fees under the plans described in footnote (5) to the table on page 68.

EATON 2016 Proxy Statement and Notice of Meeting    67

Back to Contents

Non-employee directors who were initially elected to the Board prior to 2008 are provided access to certain health and welfare benefit arrangements, which include $100,000 in group term life insurance and participation in medical and dental coverage designed to mirror benefits provided to our employees. Former non-employee directors retain the following benefits after retirement: group term life insurance, with coverage reduced to $33,333; medical (but not dental) coverage; and the right to exercise stock options until the tenth anniversary of their grant dates (depending upon length of Board service and age at retirement). Both current and retired non-employee directors are entitled to participate in the same gift matching program that is available to all of our current and retired employees. Under this program we match contributions to qualified charitable organizations dollar-for-dollar up to a maximum of $5,000 in any calendar year.

The table below shows the compensation and benefits applicable to our non-employee directors for 2015.

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total Compensation
G. S. Barrett(1)	$116,875	$144,999	-	-	-	$4,977	$266,851
T. M. Bluedorn	$156,875	$144,999	-	-	-	$28,840	$330,714
C. M. Connor	$171,875	$144,999	-	-	-	$36,075	$352,949
M. J. Critelli	$156,875	$144,999	-	-	-	$38,289	$340,163
C. E. Golden	$161,875	$144,999	-	-	-	$35,559	$342,433
L. A. Hill	$141,875	$144,999	-	-	-	$14,461	$301,335
A. E. Johnson	$161,875	$144,999	-	-	-	$35,559	$342,433
N. C. Lautenbach	$171,875	$144,999	-	-	-	$38,031	$354,905
D. L. McCoy	$156,875	$144,999	-	-	-	$36,351	$338,225
G. R. Page	$186,875	$144,999	-	-	-	$36,351	$368,225
S. Pianalto	$141,875	$144,999	-	-	-	$5,026	$291,900
G. B. Smith	$156,875	$144,999	-	-	-	$14,461	$316,335
(1)

Mr. Barrett did not stand for re-election at the 2015 Annual General Meeting of Shareholders due to schedule conflicts with Eaton's board meetings and his ongoing duties as Chairman and Chief Executive Officer of Cardinal Health. The amounts herein reflect Mr. Barrett's compensation and benefits through April 22, 2015, the date of the Annual General Meeting.

(2)

Fees Earned or Paid in Cash includes the total annual cash retainer and where applicable, retainers for the Committee Chairs, Lead Director and Audit Committee members.

(3)

Stock Awards column reports the grant date fair value of the 2,170 restricted share units awarded to each director on January 28, 2015. As of December 31, 2015, the following non-employee directors each held 16,220 unvested stock awards: C.M. Connor, M.J. Critelli, C.E. Golden, A.E. Johnson, N.C. Lautenbach, D.L. McCoy and G.R. Page. L.A. Hill and G. B. Smith each held 6,630 unvested stock awards. T.M. Bluedorn held 13,166 unvested stock awards. S. Pianalto held 2,245 unvested stock awards.

(4)

Option Awards — Non-employee directors did not receive stock option grants in 2015. As of December 31, 2015, non-employee directors held the following number of outstanding stock options: C.M. Connor, D.L. McCoy and G.R. Page each held 12,954, and C.E. Golden held 26,450. T.M. Bluedorn, M.J. Critelli, L. A. Hill, A.E. Johnson, N.C. Lautenbach, S. Pianalto and G.B. Smith had no stock options outstanding as of December 31, 2015.

(5)

Non-Equity Compensation Plan — Non-employee directors do not participate in any of Eaton’s incentive plans and do not receive incentive awards or bonuses.

(6)

Change in Pension Value and Nonqualified Deferred Compensation Earnings — There is no pension in place for non-employee directors. Non-employee directors first elected before 1996 may defer payment of their annual fees, up to $30,000 per year, at an interest rate specified in their deferred compensation agreement. The rate of interest is based upon the number of years from the date of the director’s initial election until the first annual meeting to be held following the director’s 68th birthday and is higher than prevailing market rates. Under a separate deferral plan, all nonemployee directors may defer payment of their fees at a rate of return that varies depending on whether the director defers the fees as retirement compensation or as short-term compensation. At least 50% of retirement compensation, or any greater portion that the director elects, is converted to share units and earns share price appreciation and dividend equivalents. The balance of retirement compensation earns 10-year Treasury Note returns plus 300 basis points. Short-term compensation earns 13-week Treasury Bill returns. In 2015, no non-employee directors received above-market earnings on nonqualified deferred compensation.

(7)

All Other Compensation — All other compensation, as shown in the table on page 69, includes our contributions in 2015 for the group term life insurance and travel accident insurance for the loss of life or limb while traveling on our business, imputed income attributable to participation in medical and or dental benefits, and dividends paid to each Director in 2015 based on the number of unvested restricted shares he or she held and the value attributable to reinvested dividends earned in 2015 on RSUs.

EATON 2016 Proxy Statement and Notice of Meeting    68

Back to Contents

	Dividends on Stock Awards	Life Insurance Imputed Income	Travel Accident Insurance	Medical and Dental Insurance	Total Other Compensation
G. S. Barrett	$4,782	-	$195	-	$4,977
T. M. Bluedorn	$28,645	-	$195	-	$28,840
C. M. Connor	$35,364	$516	$195	-	$36,075
M. J. Critelli	$35,364	$1,524	$195	$1,206	$38,289
C. E. Golden	$35,364	-	$195	-	$35,559
L. A. Hill	$14,266	-	$195	-	$14,461
A. E. Johnson	$35,364	-	$195	-	$35,559
N. C. Lautenbach	$35,364	$2,472	$195	-	$38,031
D. L. McCoy	$35,364	$792	$195	-	$36,351
G. R. Page	$35,364	$792	$195	-	$36,351
S. Pianalto	$4,831	-	$195	-	$5,026
G. B. Smith	$14,266	-	$195	-	$14,461

EATON 2016 Proxy Statement and Notice of Meeting    69

Back to Contents

Proposal 6:

Authorization of the Company and
any Subsidiary of the Company to Make Overseas Market Purchases of
Company Shares

We historically have used open-market share purchases to return value to shareholders and manage the number of our outstanding shares. For Irish companies listed on the New York Stock Exchange, the Irish Companies Act defines market purchases as "overseas market purchases." During 2015, we repurchased approximately $682 million of our ordinary shares in open-market purchases as part of our share buyback activities. These transactions were effected under our existing board-approved share repurchase program as redemptions pursuant to Article 5(b)(iv) of our Articles of Association. Whether or not this proposed resolution is passed, the Company will retain its ability to effect repurchases as redemptions pursuant to its Articles of Association, although subsidiaries will not be able to make open-market purchases of ordinary shares. Passage of this proposal would give the Company flexibility under Irish law to permit subsidiaries to make the purchases.

In this proposal, shareholders are being asked to authorize for a period of 18 months, the Company, or any of its subsidiaries, to make open market purchases of up to 40,000,000 of our ordinary shares, which represents 8.7% of the Company’s issued and outstanding shares as of December 31, 2015, as and when directed by any plan or program approved by the Board of Directors.

On April 22, 2015, the shareholders of the Company authorized the repurchase of up to 40,000,000 ordinary shares. Pursuant to its terms, that authority remains valid for 18 months. Accordingly, unless reapproved at this year’s annual general meeting, that authority will expire on the close of business on October 21, 2016.

In connection with the parameters established with the Board regarding our share repurchase programs, these purchases would be made only at price levels that the directors would consider to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position. In addition, the price that may be paid for these shares shall not be less than 70% or more than 120% of the then closing market price of those shares on the New York Stock Exchange the day preceding the day on which the relevant shares are purchased.

As required under Irish law, the resolution in respect of Proposal 6 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

EATON 2016 Proxy Statement and Notice of Meeting    70

Back to Contents

RESOLVED “The Company and any subsidiary of the Company are hereby generally authorized to make overseas market purchases of the Company’s ordinary shares, par value US$0.01 each (“shares”), on such terms and conditions and in such manner as the board of directors of the Company may determine from time to time but subject to the following provisions:

(a)

The maximum number of shares authorized to be acquired by the Company and any subsidiaries of the Company pursuant to this resolution shall not exceed 40,000,000 shares.

(b)

The maximum price to be paid for any share shall not be more than 120% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(c)

The minimum price to be paid for any share shall not be less than 70% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(d)

This general authority will be effective from the date of passing of this resolution.

(e)

This general authority is to expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.”

✓ The Board of Directors recommends a vote FOR this proposal.

EATON 2016 Proxy Statement and Notice of Meeting    71

Back to Contents

Other Business

Management does not know of any other matters requiring shareholder action that may come before the meeting. If any are properly presented, the individuals named in the enclosed form of proxy will vote on those matters according to their best judgment.

EATON 2016 Proxy Statement and Notice of Meeting    72

Back to Contents

Share Ownership Tables

Set forth below is certain information concerning persons who are known by us to have reported owning beneficially more than 5% of our ordinary shares.

Name and Address of Beneficial Owner	Number of Ordinary Shares	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	26,563,089 (1)	5.73%
BlackRock Inc. 55 East 52nd Street New York, NY 10022	29,849,745 (2)	6.5%
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	36,657,504 (3)	7.92%
(1)

The Vanguard Group has filed with the Securities and Exchange Commission a Schedule 13G dated February 11, 2016, which reports the beneficial ownership of 26,563,089 ordinary shares by it and certain affiliated entities and individuals as of December 31, 2015. As reported in the Schedule 13G, The Vanguard Group and such affiliated entities and individuals have sole power to vote or to direct the vote of 864,783 shares, shared power to vote or direct the vote of 47,200 shares, sole power to dispose or direct the disposition of 25,651,169 shares, and shared power to dispose or to direct the disposition of 911,920 shares.

(2)

BlackRock Inc. has filed with the Securities and Exchange Commission a Schedule 13G dated January 26, 2016, which reports the beneficial ownership of 29,849,745 ordinary shares by it and certain affiliated entities and individuals as of December 31, 2015. As reported in the Schedule 13G, BlackRock Inc. and such affiliated entities and individuals have sole power to vote or to direct the vote of 25,978,131 shares, and sole power to dispose or to direct the disposition of 29,849,745 shares.

(3)

Wellington Management Group LLP has filed with the Securities and Exchange Commission a Schedule 13G dated February 11, 2016, which reports the beneficial ownership of 36,657,504 ordinary shares by it and certain affiliated entities and individuals as of December 31, 2015. As reported in the Schedule 13G, Wellington Management Group LLP and such affiliated entities and individuals have shared power to vote or to direct the vote of 12,881,409 shares, and shared power to dispose or to direct the disposition of 36,657,504 shares.

The following table shows the beneficial ownership, reported to us as of December 31, 2015, of our ordinary shares by each director, each named executive officer and all directors and executive officers as a group, and also sets forth the number of share units held under various deferred compensation plans and RSUs granted under our stock plans that vest within 60 days.

TITLE OF CLASS: ORDINARY SHARES

Name of Beneficial Owner	Number of Shares Owned(1,2)	Percent of Class(3)	Deferred Share Units(4)	RSUs(5)	Total Number of Shares
R. Advaithi	167,897.51 (6)		0	7,274.00	175,171.51
C. Arnold	435,893.28 (6)		0	4,964.00	440,857.28
T. M. Bluedorn	6,536.00		0	0	6,536.00
C. M. Connor	25,604.00		25,601.17	0	51,205.17
M. J. Critelli	83,566.00		0	0	83,566.00
A. M. Cutler	1,539,336.93 (6,7)		0	20,090.00	1,559,426.93
R. H. Fearon	480,025.00		0	4,964.00	484,989.00
C. E. Golden	37,040.00		9,314.03	0	46,354.03
L. A. Hill	7,410.00		0	0	7,410.00
A. E. Johnson	9,590.00		0	0	9,590.00
N. C. Lautenbach	70,738.00		76,270.64	0	147,008.64
D. L. McCoy	57,890.00		27,194.78	0	85,084.78
M. M. McGuire	198,088.89 (6)		15,765.21	3,074.00	216,928.10
G. R. Page	57,229.00		11,449.56	0	68,678.56
S. Pianalto	500.00		0	0	500.00
G. B. Smith	5,671.00		0	0	5,671.00
All Directors and Executive Officers as a Group	3,684,537,91	0.8%

EATON 2016 Proxy Statement and Notice of Meeting    73

Back to Contents

(1)

Each person has sole voting or investment power, or both, with respect to the shares listed, unless otherwise indicated.

(2)

Includes shares which the person has the right to acquire within 60 days of December 31, 2015 upon the exercise of outstanding stock options as follows: R. Advaithi, 109,242; C. Arnold, 267,926; C.M. Connor, 12,954; A.M. Cutler 1,011,675; R. H. Fearon, 212,526; C.E. Golden, 26,450; M.M. McGuire, 168,444; D.L. McCoy, 12,954; G.R. Page, 12,954; and all directors and executive officers as a group 1,980,754.

(3)

Each of the individuals listed holds less than 1% of outstanding ordinary shares.

(4)

For a description of these units, see page 67 (under “Other Plans and Benefits”) and pages 41 and 61 (under “Long-Term Performance-Based Compensation” and "IC Deferral Plan", respectively, within the Compensation and Organization Committee report).

(5)

Represents RSUs that will vest within 60 days of December 31, 2015.

(6)

Includes shares held under the Eaton Savings Plan as of December 31, 2015.

(7)

Includes shares held jointly or in other capacities, such as by trust or spouse.

EATON 2016 Proxy Statement and Notice of Meeting    74

Back to Contents

Other Information

EQUITY COMPENSATION PLANS

The following table summarizes information, as of December 31, 2015, relating to our equity compensation plans pursuant to which grants of options, restricted shares, restricted share units, deferred compensation units or other rights to acquire our ordinary shares may be granted from time to time.

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(5)	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by security holders(1)	9,073,951(3)	$47.23	25,479,359
Equity compensation plans not approved by security holders(2)	566,458(4)	n/a	n/a
Total	9,640,409		25,479,359
(1)

Includes Company stock plans, each of which has been approved by the shareholders. For a description of these plans, please see the “Equity Component of Long-Term Compensation” section of the Compensation Discussion and Analysis on page 46.

(2)

These plans are the 2005 Non-Employee Director Fee Deferral Plan, the 1996 Non-Employee Director Fee Deferral Plan, the Deferred Incentive Compensation Plan II and the Incentive Compensation Deferral Plan II, none of which are considered “equity compensation plans” requiring shareholder approval under the rules of the New York Stock Exchange. For a description of these plans, please see “2015 Nonqualified Deferred Compensation” on page 61 and footnote (6) to the table on page 68.

(3)

Includes an aggregate of 6,204,804 stock options with a weighted average exercise price of $47.23 and a weighted average remaining life of 3.318 years, and 2,869,147 RSAs, PSUs and RSUs.

(4)

Represents shares underlying phantom share units, payable on a one-for-one basis, credited to accounts under the deferral plans listed in footnote (2) above.

(5)

The weighted average exercise price of outstanding stock options excludes RSAs, RSUs and deferred compensation share units because they have no exercise price.

As described under “2015 Nonqualified Deferred Compensation” on page 61, executives may elect to defer receipt of their earned cash bonuses under the short-term or long-term incentive plans. These deferred amounts are invested as Company share units and valued at the then current fair market value under the Deferred Incentive Compensation Plan II or the Incentive Compensation Deferral Plan II, whichever plan is applicable. We do not provide any share or cash match with respect to the deferred amounts under these plans, nor do we allow executives to defer the receipt of shares earned under any of our Stock Plans. Likewise, non-employee directors may elect to have their fees paid in cash invested as share units which are valued at the then current fair market price under the 2005 Non-Employee Director Fee Deferral Plan or, for fees earned on or after January 1, 2013, the 2013 Non-Employee Director Fee Deferral Plan. We do not provide any share or cash match with respect to the directors fees deferred under these plans, nor do we allow directors to defer the receipt of shares earned under any of our Stock Plans. Because the amount of these cash bonuses and directors fees are determined under specific processes described in this proxy statement, the number of share units credited and shares received under these deferral plans is limited. The share units described herein are not expensed by the Company because they are not considered equity compensation for the purposes of SFAS 123(R).

ADMISSION TO THE ANNUAL GENERAL MEETING

Shareholders who plan to attend the 2016 annual general meeting may obtain admission tickets at the Registration Desk immediately prior to the meeting. Shareholders whose shares are registered in the name of a broker or bank should obtain certification of ownership to bring to the meeting. If you obtained a legal proxy from your broker, you must bring this legal proxy to the annual general meeting in order to vote in person.

PROXY SOLICITATION

Eaton’s Board of Directors solicits your proxy for use at the 2016 annual general meeting of shareholders and any adjournments or postponements of the meeting.

In addition to soliciting proxies over the Internet and through the mail, certain persons may solicit proxies in person or by telephone or fax. Eaton has retained The Proxy Advisory Group, LLC, 18 East 41st Street, Suite 2000, New York, New York 10017, to assist in the solicitation of proxies, primarily from brokers, banks and other nominees, for a fee of $15,000, plus

EATON 2016 Proxy Statement and Notice of Meeting    75

Back to Contents

reasonable out-of-pocket expenses. Brokerage firms, nominees, custodians and fiduciaries may be asked to forward proxy soliciting material to the beneficial shareholders. All reasonable soliciting costs will be borne by Eaton.

HOW PROXIES WILL BE VOTED

The individuals named in the enclosed form of proxy have advised the Board of their intention to vote at the meeting in accordance with instructions on all proxy forms submitted by shareholders and, where no contrary instruction is indicated on the proxy form, as follows: for the election of the individuals nominated to serve as directors, for approval of the amended Memorandum and Articles of Association, for the appointment of Ernst & Young LLP as independent auditor for 2016 and authorizing the Audit Committee of the Board of Directors to set its remuneration, for advisory approval of the Company’s executive compensation, and for the authorization of overseas market purchases of Company shares.

You may revoke a proxy by submitting a later-dated proxy, by notifying Eaton by fax, email or other verifiable communication before the meeting, or by revoking it at the meeting. All properly executed or transmitted proxies not revoked will be voted at the meeting.

VOTING AT THE MEETING

Each Eaton shareholder of record at the close of business on February 29, 2016 is entitled to one vote for each share then held. On that date, 458,034,629 Eaton ordinary shares (par value US $0.01 each) were outstanding and entitled to vote.

At the 2016 annual general meeting, the inspector of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and tabulate the results of shareholder voting. As provided by the Company’s Articles of Association, three shareholders present in person or by proxy at the meeting will constitute a quorum. The inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed and transmitted proxies even if marked “abstain” as to some matters. The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting.

Adoption of Proposals 1, 4, 5 and 6 requires the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the annual general meeting in person or by proxy. Adoption of Proposals 2A, 2B and 3 requires the affirmative vote of at least 75% of the votes cast by the holders of ordinary shares represented at the meeting in person or by proxy.

Abstentions and broker non-votes will not be considered votes cast at the annual general meeting. The practical effect of this is that abstentions and shares held in “street name” by brokers that are not voted in respect of these proposals will not have any effect on the outcome of voting on the proposals.

There is no requirement under Irish law that Eaton’s Irish Statutory Accounts for the fiscal year ended December 31, 2015 or the related directors’ and auditor’s reports thereon be approved by the shareholders, and no such approval will be sought at the annual general meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file reports of holdings and transactions in the Company’s equity securities with the Securities and Exchange Commission. The Company assists its directors and executive officers by completing and filing these reports electronically on their behalf. Based on a review of copies of these reports provided to us and written representations from directors and executive officers, we believe that all filing requirements were met during fiscal year 2015, except that, due to an administrative oversight by the firm that assists us with these filings, Form 4 reports were filed one day late, on February 2, 2015, for Directors Barrett, Bluedorn, Connor, Critelli, Golden, Hill, Johnson, Lautenbach, McCoy, Page, Pianalto and Smith with respect to grants of Restricted Stock Units on January 28, 2015.

EATON 2016 Proxy Statement and Notice of Meeting    76

Back to Contents

FUTURE SHAREHOLDER PROPOSALS

Shareholders who wish to submit proposals for inclusion in the proxy statement and for consideration at the annual general meeting must do so on a timely basis. In order to be included in the proxy statement for the 2017 annual general meeting, proposals must relate to proper subjects and must be received by the Company Secretary, Eaton Corporation plc, Eaton House, 30 Pembroke Road, Dublin 4, Ireland, by November 18, 2016. Any shareholder proposal that is not submitted for inclusion in the proxy statement but is instead sought to be presented directly at the 2017 annual general meeting must be received by the Company Secretary at the address listed above no earlier than December 17, 2016 and no later than January 17, 2017. Securities and Exchange Commission rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and in certain other cases notwithstanding the shareholder’s compliance with this deadline.

MAILINGS TO SHAREHOLDERS IN THE SAME HOUSEHOLD

Unless you or another shareholder at your mailing address has requested a separate mailing, all Eaton shareholders receiving proxy materials by mail at your mailing address who share the same last name have been sent a single copy of the proxy statement, 2015 annual report and Irish Statutory Accounts. This method of delivery is known as “householding.” Householding reduces the number of mailings you receive, saves printing and postage costs, and helps the environment. Shareholders receiving proxy materials by mail who participate in householding will continue to receive separate proxy cards. We will deliver promptly, upon written or telephone request, a separate copy of the proxy statement, 2015 annual report and Irish Statutory Accounts to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy materials now or in the future should submit this request in writing to Eaton Corporation plc, Attention: Company Secretary, Eaton House, 30 Pembroke Road, Dublin 4, Ireland, or contact our Investor Relations department by telephone at 440-523-4205. Shareholders of record sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record holder, of Eaton ordinary shares and wish to receive only one copy of the proxy materials in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of these documents be mailed to all shareholders at the shared address.

EATON 2016 Proxy Statement and Notice of Meeting    77

Back to Contents

Appendix A – Part 1

Companies Act~~s 1963 to 2012~~2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

EATON CORPORATION PUBLIC LIMITED COMPANY

(AS MOST RECENTLY AMENDED BY SPECIAL RESOLUTION DATED ~~27 NOVEMBER 2012~~[ ] 2016)

TABLE OF CONTENTS

PRELIMINARY
REGISTERED OFFICE
SHARE CAPITAL AND VARIATION OF RIGHTS
SHARES - ALLOTMENTS AND ISSUANCES
COMPANY PURCHASES
INCREASE OF CAPITAL
ALTERATION OF CAPITAL
REDUCTION OF CAPITAL
THE MERGER
CERTIFICATES
LIEN
CALLS ON SHARES
FORFEITURE
REGISTER OF SHAREHOLDERS
REGISTER OF DIRECTORS AND SECRETARY
TRANSFER OF SHARES
TRANSMISSION OF SHARES
GENERAL MEETINGS
NOTICE OF GENERAL MEETINGS
PROCEEDINGS AT GENERAL MEETINGS
VOTING
PROXIES AND CORPORATE REPRESENTATIVES
APPOINTMENT OF DIRECTORS
RESIGNATION, REMOVAL AND DISQUALIFICATION OF DIRECTORS
DIRECTORS’ REMUNERATION AND EXPENSES

EATON 2016 Proxy Statement and Notice of Meeting    78

Back to Contents

DIRECTORS’ INTERESTS
POWERS OF THE BOARD
DELEGATION OF THE BOARD’S POWERS
PROCEEDINGS OF THE BOARD
OFFICERS AND EXECUTIVES
MINUTES
SECRETARY
THE SEAL
DIVIDENDS AND OTHER PAYMENTS
RESERVES
CAPITALISATION OF RESERVES
RECORD DATES
SERVICE OF NOTICES AND OTHER DOCUMENTS
SHAREHOLDER RIGHTS PLAN
WINDING UP
INDEMNIFICATION
UNTRACED SHAREHOLDERS

EATON 2016 Proxy Statement and Notice of Meeting    79

Back to Contents

PRELIMINARY

1

The ~~regulations contained in Table A in the First Schedule to the Companies Act 1963 shall not~~ provisions set out in these Articles of Association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by Section 1007(2) of the Act (with the exception of Sections 83, 84, 424 and 1020 of the Act) shall apply to the Company.

2

In these articles, unless the context otherwise requires:

~~“1963 Act” means the Companies Act 1963;~~

“~~1983Act” means the Companies (Amendment) Act 1983;~~

~~“1990Act” means the Companies Act 1990;~~

“A Preferred Shares” means the A preferred shares of nominal value $1.00 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

“Abeiron II” means a private limited liability company incorporated in Ireland under registration number 513275;

“acquiring corporation” in a combination means the corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries to the transferor corporation or corporations or the shareholders of the transferor corporation or corporations; and acquiring corporation in a majority share acquisition means the corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries in consideration for shares of another corporation entitling the acquirer of the shares to exercise a majority of the voting power in the election of Directors of such corporation;

“Act” means the Companies Act 2014;

“Address” includes, any number or address used for the purposes of communication by way of electronic mail or other electronic communication;

“Affiliate” of any person means any other person that directly or indirectly controls, is controlled by, or is under common control with, such person;

“Assistant Secretary” means any person appointed and so designated by the Secretary or the Board to assist the Secretary (and specific references in these articles to functions that may be performed by an Assistant Secretary do not limit such general role of assisting the Secretary);

“Auditor” or “Auditors” means the auditor or auditors at any given time of the Company;

“Beneficial Ownership” means “Beneficial Ownership” as that term is defined in Rule 13d-3 promulgated under the Exchange Act and “beneficial owner” and variants thereof, will be interpreted accordingly;

“Board” means the board of Directors at any given time of the Company;

“Clear Days” means, for purposes of any period of notice required to be given under these articles, the days between (and in each case excluding) (i) the day when the notice is given or deemed to be given and (ii) the day of the event for which such notice is given or on which such notice is to take effect;

“Combination” means a transaction, other than a merger or consolidation wherein voting shares of a corporation are issued or transferred in consideration in whole or in part for the transfer to itself or to one or more of its subsidiaries, of all or substantially all the assets of one or more corporations, with or without goodwill or the assumption of liabilities;

“Companies Acts” means the Companies Act~~s1963 to 2012~~2014, and all statutory instruments which are to be read as one with, or construed, or to be read together with such Act~~s~~;

“Company” means the company whose name appears in the heading to these articles;

“Corporation” means any body corporate, corporation, company, partnership, limited liability company or other legal entity;

“Director” means a Director at any given time of the Company;

“Dividend” includes interim dividends and/or bonus dividends;

“Eaton Corporation” means an Ohio corporation which prior to the adoption of these articles was listed (ticker symbol “ETN”) on the New York Stock Exchange and the Chicago Stock Exchange;

“EHC” means Turlock B.V., a private limited liability company incorporated in the Netherlands, registered with the trader register of the Dutch Chamber of Commerce under file number 08169375, which is a direct wholly owned subsidiary of Abeiron II;

“Electronic Communication” has the meaning given to those words in the Electronic Commerce Act 2000;

“Electronic Signature” has the meaning given to those words in the Electronic Commerce Act 2000;

“EUR”, “€” and “euro” mean the currency of Ireland;

EATON 2016 Proxy Statement and Notice of Meeting    80

Back to Contents

“Euro Deferred Shares” means deferred ordinary shares of nominal value €1.00 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

“Exchange Act” means the Securities Exchange Act of 1934 of the United States of America;

“Governmental Entity” means any government or subdivision thereof, or governmental, judicial, legislative, tax, administrative or regulatory authority or body, whether of Ireland or elsewhere;

“Group Company” or “Group Companies” means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company;

“Majority Share Acquisition” except as specifically defined elsewhere in these articles means the acquisition of shares of a corporation entitling the acquirer of the shares to exercise a majority of the voting power in the election of Directors of such corporation without regard to the voting power that may thereafter exist upon a default, failure, or other contingency by a corporation in consideration in whole or in part, for the issuance or transfer of its voting shares;

“Merger” means the merger of Eaton Corporation with and into MergerSub, with Eaton Corporation surviving the merger as a wholly owned subsidiary of the Company;

“Merger Sub” means Turlock Corporation, a company incorporated in Ohio;

“Ordinary Resolution” means a resolution of the Shareholders passed by a simple majority of the votes cast by those present in person or by proxy at a meeting and who are entitled to vote (or, if in writing, signed by all of the Shareholders entitled to attend and vote) at such meeting;

“Ordinary Shares” means ordinary shares of nominal value $0.01 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

“Person Entitled by Transmission” means a person whose entitlement to a share arises in consequence of the death or bankruptcy of a Shareholder or in any way other than by transfer;

“Public Announcement” means disclosure in a press release reported by the Dow Jones News Service or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act, or furnished to Shareholders;

“Redeemable Shares” means shares in the capital of the Company that are redeemable in accordance with the provisions of these articles or the terms of issue of such class or series of shares;

“Register” means the register of members of the Company;

“Registered Office” means the registered office at any given time of the Company;

“Seal” means the common seal of the Company and includes any duplicate seal, securities seal or seal for use abroad;

“Secretary” means any person appointed to perform the duties of the secretary of the Company, or if there are joint secretaries, any of the joint secretaries;

“Serial Preferred Shares” means the serial preferred shares of nominal value $0.01 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles;

“Share” and “Share” means, unless specified otherwise or the context otherwise requires, any share in the capital of the Company;

“Shareholder” means in relation to any share, the person whose name is entered in the Register as the holder of the share or, where the context permits, the persons whose names are entered in the Register as the joint holders of shares;

“Shareholder Associate” of any Shareholder means (1) any person controlling, directly or indirectly, or acting in concert with, the Shareholder; (2) any beneficial owner of securities of the Company owned of record or beneficially by the Shareholder, and (3) any person controlling, controlled by or under common control with the Shareholder Associate;

“Special Resolution” means a special resolution of the Shareholders within the meaning of ~~Section 141 of~~ the ~~1963~~ Companies Acts;

“Subsidiary” and “Holding Company” have the meanings given to those words in ~~Section 155 of~~ the ~~1963~~ Companies Acts, except ~~that references in that Section to~~ a company shall include any corporation or other legal entity, whether incorporated or established in Ireland or elsewhere;

“Treasury Shares” shall have the meaning given to those words in ~~Section 209 of~~ the ~~1990~~ Companies Acts;

“US Dollars”, “US$” or “$” means United States dollars, the currency of the United States of America;

“US Holdco” means Eaton Inc., a company incorporated in Ohio, which is a direct wholly owned subsidiary of EHC; and

EATON 2016 Proxy Statement and Notice of Meeting    81

Back to Contents

“Variation Resolution” means a resolution of the Shareholders of any class or series of Shares (1) passed by a two-thirds majority of those present in person or by proxy at a separate meeting of the Shareholders of such class or series of Shares and who are entitled to attend and vote at such meeting or (2) in writing signed by all of the Shareholders of such class or series of Shares.

3

For the purposes of these articles, unless specified otherwise, a contrary intention appears or the context otherwise requires:

(a)

a corporation shall be deemed to be present in person at a meeting if its representative, duly authorised pursuant to these articles or the Companies Acts, is present;

(b)

words importing only the singular number include the plural number and vice versa, and words importing only one gender include the other gender;

(c)

the words “including” and “includes” and any similar words shall be deemed to be followed by the words “without limitation”;

(d)

the word “or” shall be deemed to be used in the inclusive sense of “and/or”;

(e)

except as otherwise specified, the words “herein” and “hereof” and words of similar import shall be deemed to refer to these articles as a whole rather than to any particular portion of these articles;

(f)

references to the “terms of issue” of Shares shall be deemed to mean the terms of issue of those Shares (including, where applicable, the rights attaching to such Shares as set out in these articles) as they may be varied from time to time in accordance with these articles;

(g)

references to a person include any natural person, corporation or other body of persons, whether corporate or not, any trust and any Governmental Entity;

(h)

references to writing shall be construed as including references to printing, lithography, photography, electronic mail and any other modes of representing or reproducing words in a visible form;

(i)

a reference to anything being done by electronic means includes its being done by means of any electronic, telephonic or other communications equipment or facilities and references to any communication being delivered or received, or being delivered or received at a particular place, include the transmission of an electronic, telephonic or similar communication, and to a recipient identified in such manner or by such means, as the Board may from time to time approve or prescribe, either generally or for a particular purpose;

(j)

references to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic or similar communication as the Board may from time to time approve or prescribe, either generally or for a particular purpose;

(k)

references to a dividend include any dividend or distribution, in cash or by the distribution of assets, paid or distributed to Shareholders out of the profits of the Company available for distribution;

(l)

any words or expressions defined in the Companies Acts, if not otherwise defined in or given a particular meaning by these articles, have the same meaning in these articles;

(m)

any reference to any specific statute, statutory provision, act, statutory instrument and other legislation is to legislation operative in Ireland unless otherwise specified;

(n)

except as otherwise specified herein, (i) any reference to any statute, statutory provision, act, statutory instrument or other legislation (whether of Ireland or elsewhere) includes a reference to any modification or re-enactment of it as then in force and to every rule, regulation or order made under it (or under any such modification or re-enactment) and then in force, and (ii) any reference to any rule, regulation or order made under any statute, statutory provision, act, statutory instrument or other legislation includes a reference to any modification or replacement of such rule, regulation or order then in force; and

(o)

the provisions of these articles shall insofar as they relate to any right of Shareholders to receive notice of, attend and vote at general meetings (or pass resolutions in writing in lieu of a vote at a general meeting), relate only to holders of Ordinary Shares or any other class or series of shares which, by virtue of these articles or the terms of the issue of such shares, expressly carry the general right to vote at general meetings of the Company and exclude shares which entitle the holders to vote only in limited circumstances or upon the occurrence of a specified event or condition (whether or not those circumstances have arisen or that event or condition has occurred) and any provision of these articles relating to Special Resolutions, Ordinary Resolutions and the respective voting and approval thresholds attaching thereto will be interpreted accordingly.

EATON 2016 Proxy Statement and Notice of Meeting    82

Back to Contents

REGISTERED OFFICE

4

The Registered Office shall be at such place in Ireland as the Board from time to time shall decide.

SHARE CAPITAL AND VARIATION OF RIGHTS

5
(a)

Without prejudice to the power of the Board to issue and allot shares pursuant to the following articles, the authorised share capital of the Company at the date of adoption of these articles is $7,610,000 and €40,000 divided into 750,000,000 Ordinary Shares of $0.01 each, 10,000,000 Serial Preferred Shares of $0.01 each, 10,000 A Preferred Shares of $1.00 each and 40,000 Euro Deferred Shares of €1.00 each.

(b)

The Ordinary Shares shall entitle the holders thereof to the following rights:

(i)

as regards dividends:

after making all necessary provisions, where relevant, for payment of any preference dividend in respect of any preference shares in the Company then in issue, the Company shall apply any profits or reserves which the Board resolves to distribute in paying such profits or reserves to the holders of the Ordinary Shares in respect of their holdings of such shares pari passu and pro rata to the number of Ordinary Shares held by each of them;

(ii)

as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Ordinary Shares shall be entitled to be paid the surplus assets of the Company remaining after payment of its liabilities (subject to the rights of the holders of any preference shares in the Company then in issue, having preference rights on a return of capital) in respect of their holdings of Ordinary Shares pari passu and pro rata to the number of Ordinary Shares held by each of them;

(iii)

as regards general meetings:

the holders of the Ordinary Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company and every such holder present in person or by proxy shall have one vote for each Ordinary Share held by him;

(iv)

as regards redemption:

(A)

if an Ordinary Share is not listed on a recognised stock exchange within the meaning of the ~~1990~~ Act and S.I. No. 214/2015 – Companies Act 2014 (Recognised Stock Exchanges) Regulations 2015, including any regulations made from time to time under the Act or any other regulations or statutory provisions having similar effect (“recognised stock exchange”), it shall be automatically converted into a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade (“arrangement”) between the Company and any person (who may or may not be a Shareholder) pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from the relevant person. In these circumstances, the Ordinary Share concerned shall have the same characteristics as any other Ordinary Share in accordance with these articles save that it shall be redeemable in accordance with the arrangement. The acquisition of such Ordinary Shares in accordance with this clause (iv)(A) by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990~~ Companies Acts; and

(B)

if an Ordinary Share is listed on a recognised stock exchange ~~within the meaning of the 1990 Act~~, the provisions of clause (iv)(A) shall apply unless the Board resolves, prior to the existence or creation of any relevant arrangement, that the arrangement concerned is to be treated as an acquisition of shares pursuant to article 7, in which case the arrangement shall be so executed.

(c)

The special rights conferred upon the holders of any shares or class or series of shares shall not, unless otherwise expressly provided in the terms of issue of such shares, be deemed to be varied by the creation or issue or redemption of (existing or further) shares ranking pari passu with them.

EATON 2016 Proxy Statement and Notice of Meeting    83

Back to Contents

(d)

Notwithstanding any other provision of these articles, the nominal value of the issued share capital of the Company which is not redeemable will in no event be less than one tenth of the nominal value of the total issued share capital of the Company.

(e)

Euro Deferred Shares:

(i)

The holders of the Euro Deferred Shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at any meeting of some or all of the Shareholders of the Company. On a return of assets, whether on liquidation or otherwise, the Euro Deferred Shares shall entitle the holder thereof only to the repayment of the amounts paid up on such shares after repayment of the capital paid up on the Ordinary Shares plus the payment of $5,000,000 on each of the Ordinary Shares and the holders of the Euro Deferred Shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

(ii)

The Special Resolution passed on the date of adoption of these articles (the “Adoption Date”) shall be deemed to confer irrevocable authority on the Company at any time after the Adoption Date:

(A)

to acquire all or any of the fully paid Euro Deferred Shares otherwise than for valuable consideration in accordance with Section ~~41(2)~~102(1) of the ~~1983~~ Act and without obtaining the sanction of the holders thereof;

(B)

to appoint any person to execute on behalf of the holders of the Euro Deferred Shares remaining in issue (if any) a transfer thereof and/or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

(C)

to cancel any acquired Euro Deferred Shares; and

(D)

pending such acquisition and/or transfer and/or cancellation to retain the certificate (if any) for such Euro Deferred Shares.

(iii)

In accordance with Section ~~43~~1040(3) of the ~~1983~~ Act the Company shall, not later than three years after any acquisition by it of any Euro Deferred Shares as aforesaid, cancel such shares (except those which, or any interest of the Company in which, it shall have previously disposed of) and reduce the amount of the issued share capital by the nominal value of the shares so cancelled and the Directors may take such steps as are requisite to enable the Company to carry out its obligations under that subsection without complying with Sections ~~72~~ 84 and ~~73~~ 85 of the ~~1963~~ Act including passing resolutions in accordance with Section ~~43~~1040(5) of the ~~1983~~ Act.

(iv)

Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the Euro Deferred Shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with this article shall constitute a variation or abrogation of the rights or privileges attached to the Euro Deferred Shares, and accordingly the Euro Deferred Shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the holders thereof. The rights conferred upon the holders of the Euro Deferred Shares shall not be deemed to be varied or abrogated by the creation of further shares ranking in priority thereto or pari passu therewith.

(f)

Serial Preferred Shares:

(i)

Issuance in Series: The Serial Preferred Shares may be issued from time to time in series. All Serial Preferred Shares shall be of equal rank and shall be identical, except in respect of matters that may be fixed by the Board as herein provided, and each share of a particular series shall be identical with all other shares of such series, except that in the case of series on which dividends are cumulative the dates from which dividends are cumulative may vary to reflect differences in the dates of issue. Subject to the provisions of articles 5(f)(ii)-(viii) both inclusive, of this article 5(f), which provisions shall apply to all Serial Preferred Shares, the Board is hereby authorised to cause Serial Preferred Shares to be issued in one or more series, and with respect to each such series and prior to the issuance thereof, to fix:

(A)

the designation of the series, which may be by distinguishing number, letter or title;

(B)

the number of shares of the series, which number the Board may (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then in issue), the shares reclassified from any series to be available for reissuance in other series;

(C)

the dividend rate of the series;

EATON 2016 Proxy Statement and Notice of Meeting    84

Back to Contents

(D)

the dates on which dividends, if declared, shall be payable, and in the case of series on which dividends are cumulative the dates from which dividends shall be cumulative;

(E)

the redemption rights and price or prices, if any, for shares of the series;

(F)

subject to the Companies Acts, the terms, conditions, and amount of any sinking fund provided for the purchase or redemption of the shares of the series;

(G)

the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Company;

(H)

whether the shares of the series shall be convertible into Ordinary Shares or shares of any other series or class, and, if so, the conversion price or prices and the adjustments thereof, and all other terms and conditions upon which such conversion may be made; and

(I)

restrictions (in addition to those set forth in article 5(f)(vi)(G) and article 5(f)(vi)(H)) of this article 5(f)) on the issuance of shares of the same series of or any other class or series.

(ii)

Dividend Rights:

(A)

The holders of Serial Preferred Shares of each series, in preference to the dividend rights of any other class of shares of the Company shall be entitled to receive out of any funds legally available for distribution and when and as declared by the Board, dividends in cash at the rate for such series fixed in accordance with the provisions of article 5(f)(i), and no more, payable quarterly on the dates fixed for such series. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series.

(B)

No dividend for any quarterly dividend period shall be paid upon or declared and reserved for any of the Serial Preferred Shares for any quarterly dividend period unless:

(1)

as to each series of Serial Preferred Shares entitled to cumulative dividends, dividends for all past dividend periods shall have been paid or shall have been declared and a sum sufficient for the payment thereof set apart; and

(2)

as to all series of Serial Preferred Shares, dividends for the current dividend period shall have been paid or have been declared and a sum sufficient for the payment thereof set apart rateably in accordance with the amounts which would be payable as dividends on the shares of the respective series for the current dividend period if all dividends for the current dividend period were declared and paid in full.

(C)

No dividend in respect of past dividend periods shall be paid upon or declared and set apart for payment on any of the Serial Preferred Shares entitled to cumulative dividends unless there shall or have been declared and set apart for payment on all issued Serial Preferred Shares entitled to cumulative dividends, dividends for past dividend periods rateably in accordance with the amounts which would be payable on the shares of the series entitled to cumulative dividends if all dividends due for all past dividend periods were declared and paid in full.

(iii)

Dividends and Acquisition of Shares:

(A)

So long as any Serial Preferred Shares are in issue, no dividend, shall (except a dividend payable in Ordinary Shares or in any other shares of the Company ranking junior to the Serial Preferred Shares, and/or except for any dividend in respect of the A Preferred Shares), be paid or declared or any distribution be made, except as aforesaid, on the Ordinary Shares or on any other shares of the Company, nor shall any Ordinary Shares or (save for the A Preferred Shares) any other shares of the Company be purchased, redeemed or otherwise acquired by the Company be made (except out of the proceeds of a fresh issue of Ordinary Shares or any other shares of the Company ranking junior to the Serial Preferred Shares) or any payment into a sinking fund with respect to any other shares of the company be made;

(1)

unless in each case all dividends on the Serial Preferred shares for past quarterly dividend periods and the full dividends for the current quarterly dividend period shall have been declared and paid or a sum sufficient for payment thereof set apart; and

(2)

unless in each case there shall be no default with respect to the redemption of Serial Preferred Shares of any series from, and no default with respect to any required payment into, any sinking fund provided for shares of such series in accordance with the provisions of article 5(f)(i).

EATON 2016 Proxy Statement and Notice of Meeting    85

Back to Contents

(iv)

Redemption:

(A)

Subject to the express terms of each series and to the provisions of article 5(f)(vi)(G)(3) and to the provisions ~~of Part XI~~ of the ~~1990~~ Companies Acts, the Company (i) may from time to time redeem all or any part of the Serial Preferred Shares of any series at the time in issue at the option of the Board at the applicable redemption price for such series fixed in accordance with the provisions of article 5(f)(i), or (ii) shall from time to time make redemptions of the Serial Preferred Shares as may be required to fulfil the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of article 5(f)(i), together in each case with accrued and unpaid dividends to the redemption date.

(B)

Notice of every such redemption shall be mailed, by first-class mail, postage prepaid, to the holders of record of the Serial Preferred Shares to be redeemed at their respective addresses then appearing on the share register of the Company, not less than 30 days nor more than 60 days prior to the date fixed for such redemption. At any time before or after notice has been given as above provided, the Company may deposit the aggregate redemption price of the Serial Preferred Shares to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Dublin,Ireland, London, United Kingdom or New York, United States of America, having capital and surplus of more than $5,000,000, named in such notice, directed to be paid to the respective holders of the Serial Preferred Shares so to be redeemed, in amounts equal to the redemption price of all Serial Preferred Shares so to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, or surrender of the stock certificate or certificates held by such holders, and upon the giving of such notice and the making of such deposit such holders shall cease to be Shareholders with respect to such shares, and after such notice shall have been given and such deposit shall have been made such holders shall have no interest in or claim against the Company with respect to such shares except only to receive such money from such bank or trust company, without interest, or the right to exercise, before the redemption date, any unexpired rights of conversion. In case less than all of the issued shares of Serial Preferred Shares are to be redeemed, the Company shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board.

(C)

If the holders of Serial Preferred Shares which shall have been called for redemption shall not, within six years after such deposit, have claimed the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Company such unclaimed amounts and thereupon such bank or trust company and the Company shall be relieved of all responsibility in respect thereof and to such holders.

(D)

Any Serial Preferred Shares which are redeemed by the Company pursuant to the provisions of this article 5(f)(iv) and any Serial Preferred Shares which are purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series and any Serial Preferred Shares which are converted in accordance with their express terms shall be cancelled and not reissued. Any Serial Preferred Shares otherwise acquired by the Company shall be restored to the status of authorised and unissued Serial Preferred Shares without serial designation.

(v)

Rights Upon Liquidation:

(A)

The holders of Serial Preferred Shares of any series shall in case of liquidation, dissolution or winding up of the Company be entitled to receive in full out of the assets of the Company, including its capital, before any amount shall be paid or distributed among the holders of Ordinary Shares or any other shares of the Company with the exception of the A Preferred Shares, the amounts fixed with respect to shares of such series in accordance with article 5(f)(i), plus in any such event an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the Company. In case the net assets of the Company legally available therefore are insufficient to permit the payment upon all issued Serial Preferred Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed rateably upon the issued Serial Preferred shares in proportion to the full preferential amount to which each such share is entitled.

EATON 2016 Proxy Statement and Notice of Meeting    86

Back to Contents

(B)

After payment to holders of Serial Preferred Shares of the full preferential amounts as aforesaid, holders of Serial Preferred Shares as such shall have no right or claim to any of the remaining assets of the Company.

(C)

In this article “dividends accrued and unpaid” on any share means an amount computed by dividing the annual dividend payable on the share (whether earned, declared, paid or not) by 365 and multiplying the result by the number of days from the date on which dividends on the share first became cumulative through the date of payment of the amount due or the redemption date, as the case may be, and subtracting from the product the sum of dividends paid (without interest) on the share and of dividends declared on the share for whose payment a sufficient sum has been set aside.

(D)

The merger or consolidation of the Company into or with any other company or corporation, or the merger of any other company or corporation into it, or the sale, lease, or general reorganisation by scheme of arrangement (not being a reorganisation pursuant to an examinership or liquidation or other insolvency event) or conveyance of all or any part of the property or business of the Company, shall not be deemed to be a dissolution, liquidation or winding up of the Company for the purposes of this article 5(f)(v). No purchase, redemption or retirement of any shares of the Company in any manner authorised or permitted by these articles of association shall be considered a reduction of capital within the meaning of this article 5(f)(v).

(vi)

Voting Rights:

(A)

The holders of Serial Preferred Shares shall be entitled to one vote for each such share upon all matters presented to Shareholders; and, except as otherwise provided herein or required by law, the holders of Serial Preferred Shares and the holders of Ordinary Shares shall vote together as one class on all matters.

(B)

If, and so often as, the Company shall be in default in the payment of the equivalent of six quarterly dividends (whether or not consecutive) on any series of Serial Preferred Shares at the time in issue, whether or not earned or declared, the holders of Serial Preferred Shares of all series voting separately as a class and in addition to all other rights to vote for Directors shall be entitled to elect, as herein provided, two members of the Board; provided, however, that the holders of Serial Preferred Shares shall not have or exercise such special class voting rights except at meetings of the Shareholders for the election of Directors at which the holders of not less than a majority of the issued Serial Preferred Shares of all series are present in person or by proxy; and provided further that the special class voting rights provided for herein when the same shall have become vested shall remain so vested until all dividends on the Serial Preferred Shares of all series then in issue for past quarterly dividend periods and for the current quarterly dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, whereupon the holders of Serial Preferred Shares shall be divested of their special class voting rights in respect of subsequent elections of Directors, subject to the re-vesting of such special class voting rights in the event hereinabove specified in this article 5(f)(vi)(B).

(C)

At any time after such voting power shall have been so vested in the holders of the Serial Preferred Shares, the Secretary may, and, upon the written request of the holders of record of 10% or more of the Serial Preferred Shares then in issue, addressed to him at the Registered Office, shall call an extraordinary general meeting of the holders of the Series Preferred Shares for the election of the Directors to be elected by them as herein provided to be held within 30 days after such call and at the place and upon the notice provided by law and in the Companies Acts for the holding of meetings of Shareholders; provided, however, that the Secretary shall not be required to call such extraordinary general meeting in the case of any such request received less than 90 days before the date fixed for any annual general meeting of Shareholders.

(D)

If any such extraordinary general meeting required to be called as provided shall not be called by the Secretary within the 30 days after the receipt of any such request, then the holders of record of 10% or more of the Serial Preferred Shares then in issue may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided and for that purpose shall have access to the Register. No such extraordinary general meeting and no adjournment thereof shall be held on a date later than 30 days before the annual general meeting of the Shareholders or extraordinary general meeting held in place thereof next

EATON 2016 Proxy Statement and Notice of Meeting    87

Back to Contents

succeeding the time when the holders of the Serial Preferred Shares become entitled to elect Directors as above provided. If any such special meeting shall be called as above provided, then, by vote of the holders of at least a majority of those Serial Preferred Shares which are present or represented by proxy at such meeting, the then authorised number of Directors of the Company shall be increased by two and at such meeting, the holders of the Serial Preferred Shares shall be entitled to elect the additional Directors so provided for, but any Directors so elected shall not hold office beyond the annual general meeting of the Shareholders or extraordinary general meeting held in place thereof next succeeding the time when the holders of the Serial Preferred Shares become entitled to elect Directors as above provided.

(E)

Whenever the holders of the Serial Preferred Shares shall be divested of the voting power as above provided, the terms of office of all persons elected as Directors by the holders of the Serial Preferred Shares as a class shall forthwith terminate and the number of Directors shall be reduced accordingly.

(F)

The two Directors who may be elected by the holders of Serial Preferred Shares pursuant to the foregoing provisions shall be in addition to any other Directors then in office or proposed to be elected otherwise than pursuant to such provisions, and nothing in such provisions shall prevent any change otherwise permitted in the total number of Directors of the Company or require the resignation of any Director elected otherwise than pursuant to such provisions.

(G)

In addition to any requirements of the Companies Acts, the vote or consent of the holders of at least two-thirds of the then issued Serial Preferred Shares, given in person or by proxy, either in writing or at a meeting called for the purpose at which the holders of Serial Preferred Shares shall vote separately as a class, shall be necessary to effect any one or more of the following (but so far as the holders of Serial Preferred Shares are concerned, such action may be effected with such vote or consent):

(1)

Any amendment, alteration or repeal of any of the provisions of these articles of association or the Company’s memorandum of association which affects adversely the voting powers, rights or preferences of the holders of Serial Preferred Shares; provided, however, that for the purpose of this article (1) only, neither the amendment of these articles of association to authorise, or to increase the authorised or issued number of Serial Preferred Shares or of any class ranking on a parity with or junior to the Serial Preferred Shares, nor the increase by the Shareholders pursuant to these articles of the number of Directors of the Company shall be deemed to affect adversely the voting powers, rights or preferences of the holders of Serial Preferred Shares; and provided, further, that if such amendment, alteration or repeal affects adversely the rights or preferences of one or more but not all of the then issued series of Serial Preferred Shares, only the vote or consent of the holders of at least two-thirds of the number of the then issued shares of the series so affected shall be required;

(2)

The authorisation of, or the increase in the authorised number of, any shares of any class ranking prior to the Serial Preferred Shares;

(3)

The purchase or redemption (whether for sinking fund purposes or otherwise) of less than all of the then issued Serial Preferred Shares except in accordance with a purchase offer made to all holders of record of Serial Preferred Shares, unless all dividends on all Serial Preferred Shares then issued for all previous quarterly dividend periods shall have been declared and paid or funds thereof set apart and all accrued sinking fund obligations applicable to all Serial Preferred Shares shall have been complied with.

(H)

The vote or consent of the holders of at least a majority of the then issued Serial Preferred Shares, given in person or by proxy, either in writing or at a meeting called for the purpose at which the holders of Serial Preferred Shares shall vote separately as a class, shall be necessary (but so far as the holders of Serial Preferred Shares are concerned such action may be effected with such vote or consent) to authorise the creation or issue of any shares ranking on a parity with the Serial Preferred Shares or an increase in the authorised number of shares of Serial Preferred Shares.

(vii)

No holder of the Serial Preferred Shares of any series shall be entitled as such as a matter of right to subscribe for or purchase any part of any issue of securities of the Company, of any class whatsoever, or any

EATON 2016 Proxy Statement and Notice of Meeting    88

Back to Contents

part of any issue of securities convertible into shares of the Company, of any class whatsoever, and whether issued for cash, property, services, or otherwise.

(viii)

For the purposes of this article 5(f):

(A)

Whenever reference is made to shares “ranking prior to the Serial Preferred Shares”, such reference shall mean and include all shares of the Company in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation are given preference over the rights of the holders of Serial Preference Shares.

(B)

Whenever reference is made to shares “ranking junior to the Serial Preferred Shares”, such reference shall mean and include all shares of the Company in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation rank on an equality with the rights of the holders of Serial Preferred Shares.

(C)

Whenever reference is made to shares “ranking junior to the Serial Preferred Shares”, such reference shall mean and include all shares of the Company in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation are junior or subordinate to the rights of the holders of Serial Preferred Shares.

(g)

The A Preferred Shares shall entitle the holders thereof to the following rights:

(i)

as regards dividends:

the holder of the A Preferred Shares shall be entitled in priority to any payment of dividend on any other class of shares in the Company to be paid a dividend in an amount per A Preferred Share equal to twice the dividend to be paid per Ordinary Share;

(ii)

as regards capital:

on a return of assets, whether on liquidation or otherwise, the A Preferred Shares shall entitle the holder thereof to repayment of the capital paid up thereon (including any share premium) in priority to any repayment of capital to the holder(s) of any other shares and the holders of the A Preferred Shares (as such) shall not be entitled to any further participation in the assets or profits of the Company; and

(iii)

as regards voting in general meetings:

the holders of the A Preferred Shares shall not be entitled to receive notice of, nor to attend, speak or vote at any meeting of some or all of the Shareholders of the Company.

SHARES - ALLOTMENTS AND ISSUANCES

6
(a)

Without prejudice to the authority conferred on the Directors pursuant to article 5 to issue A Preferred Shares or Serial Preferred Shares in the capital of the Company, if at any time the share capital is divided into different classes of shares the rights attached to any class may, unless otherwise expressly provided in the terms of issue of the shares of that class or series or by law or by article 5, from time to time, be varied with the sanction of a Variation Resolution of that class or series.

(b)

Subject to the Companies Acts and the expiration dates contained in articles 6(c) and 6(d), the unissued shares of the Company (whether forming part of the original share capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options, warrants or other rights over or otherwise deal with or dispose of them to such persons, at such times and for such consideration and generally on such terms and conditions as the Board may from time to time determine, but no such share shall be issued at a discount save in accordance with section ~~26(5)~~71(4) and ~~28~~ 1026 of the ~~1983~~ Act, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

EATON 2016 Proxy Statement and Notice of Meeting    89

Back to Contents

(c)

The Board is, for the purposes ~~of Section 20~~ of the ~~1983~~ Companies Acts, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by ~~the said~~ Section ~~20~~1021 of the Act) up to the amount of the Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions ~~of Part XI~~ of the ~~1990~~ Companies Acts and held as treasury shares and this authority shall expire five years from the date of adoption of these articles. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Board may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this article 6(c) had not expired.

(d)

The Board is hereby empowered pursuant to Section~~s 23 and 24(1)~~1023 of the ~~1983~~ Act to allot equity securities within the meaning of the said Section ~~23~~1023 for cash, as if Section ~~23(1)~~1022(1) of the ~~1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Board may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this article 6(d) had not expired.

(e)

Subject to any requirement to obtain the approval of Shareholders under any laws, regulations or the rules of any stock exchange to which the Company is then subject and any other applicable law, the Board is authorised, from time to time, in its discretion, to grant such persons, including Directors, for such periods and upon such terms as the Board deems advisable, (i) options to purchase or subscribe for or (ii) commitments to issue at a future date, such number of shares of any class or classes or of any series as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options or commitments to be issued.

(f)

The Company may, insofar as the Companies Acts or any other applicable law permits, pay commission or brokerage fees to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Board may determine, including by paying cash or allotting and issuing paid up shares, in accordance with the Companies Acts.

(g)

No share of the Company shall be issued unless it is paid up, in accordance with the Companies Acts. Except as otherwise expressly provided by these articles, or as otherwise agreed with the Company or determined by the Board, no Shareholder shall be liable to make any additional payment to the Company in respect of any share beyond the initial consideration agreed with the Company at or before the time of issue thereof.

COMPANY PURCHASES

7

Subject to the Companies Acts, the Company may, without prejudice to any relevant special rights attached to any class or series of shares, pursuant to ~~Section 211 of~~ the ~~1990~~ Companies Acts, purchase any of its own shares, including any Redeemable Shares, whether in the market, by tender or by private agreement, at such prices (whether at nominal value or above or below nominal value) and otherwise on such terms and conditions as the Board may from time to time determine and without any obligation to purchase on any pro rata basis as between Shareholders or Shareholders of the same class or series (the whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts) and may cancel any shares so purchased or hold them as treasury shares and may reissue any such shares as shares of any class or classes or series.

8

Except only as otherwise provided in these articles, as ordered by a court of competent jurisdiction, or as otherwise required by law, the Company shall be entitled to treat the registered holder of any share as the absolute owner of it and accordingly no person shall be recognised by the Company as holding any share upon trust, and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any equitable, contingent, future or partial interest or other right in any share except an absolute right to the entirety of the share in the registered holder of it. This shall not preclude the Company from requiring the Shareholders or a transferee of shares to furnish the Company with information as to the beneficial ownership of (or other interest of any person in) any share.

INCREASE OF CAPITAL

9

The Company may from time to time by Ordinary Resolution increase its authorised share capital by such sum, to be divided into shares of such nominal value, as such Ordinary Resolution shall prescribe.

EATON 2016 Proxy Statement and Notice of Meeting    90

Back to Contents

ALTERATION OF CAPITAL

10
(a)

The Company may from time to time by Ordinary Resolution:

(i)

consolidate and divide all or any of its share capital into shares of larger nominal value than any of its existing shares;

(ii)

sub-divide its shares or any of them into shares of smaller nominal value than is fixed by its memorandum of association, subject to ~~Section 68(1)(d) of~~ the ~~1963~~ Companies Acts; and

(iii)

cancel shares which, at the date of the passing of the relevant Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its authorised share capital by the amount of the shares so cancelled.

(b)

Where any difficulty arises in regard to any division, consolidation, sub-division or cancellation under this article 10, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion among the Shareholders who would have been entitled to the fractions. For the purpose of any such sale the Board may authorise some person to transfer the shares representing fractions to the purchaser, who shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

REDUCTION OF CAPITAL

11

Subject to the Companies Acts and to any confirmation or consent required by law or these articles, the Company may from time to time by Special Resolution authorise the reduction in any manner of its issued share capital, any capital redemption reserve fund, ~~or any~~ share premium account or undenominated capital.

12

In relation to any such reduction, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including, in the case of a reduction of part only of a class or series of shares, those shares to be affected.

THE MERGER

13

Pursuant to the terms of the Merger, at the time the Merger becomes effective (the “Merger Effective Time”), EHC and US Holdco shall deposit with the exchange agent (the “Exchange Agent”) certificates or, at the Company’s option, evidence of shares in book entry form, representing all of the ordinary shares of US$0.01 each in the capital of the Company (the “Company Shares”) in issue immediately prior to the Merger Effective Time (other than the one hundred Company Shares in issue at 21 May 2012 (the “Company Subscriber Shares”)). All certificates or evidence of shares in book entry form representing the Company Shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Eaton Exchange Fund”. As soon as reasonably practicable after the Merger Effective Time and in any event within four business days after the Merger Effective Time, the Company shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates, which immediately prior to the Merger Effective Time represented outstanding Eaton Corporation shares (the “Eaton Certificates”); and to each holder of record of non-certificated outstanding Eaton Corporation shares represented by book entry the (the “Eaton Book Entry Shares”), which at the Merger Effective Time were converted into the right to receive, for each such Eaton Corporation share, one Company Share (the “Merger Consideration”):

(i)

a letter of transmittal which shall specify that delivery shall be effected, and that risk of loss and title to the Eaton Certificates shall pass, only upon delivery of the Eaton Certificates to the Exchange Agent or, in the case of the Eaton Book Entry Shares, upon adherence to the procedures set forth in the letter of transmittal, and

(ii)

instructions for use in effecting the surrender of the Eaton Certificates and the Eaton Book Entry Shares (as applicable), in exchange for payment of the Merger Consideration therefor.

Upon surrender of Eaton Certificates and/or Eaton Book Entry Shares (as applicable) for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Eaton Certificates or Eaton Book Entry Shares (as applicable) shall be entitled to receive in exchange therefore (i) that number of Company Shares into which such holder’s Eaton Corporation shares represented by such holder’s

EATON 2016 Proxy Statement and Notice of Meeting    91

Back to Contents

properly surrendered Eaton Certificates or Eaton Book Entry Shares (as applicable) were converted pursuant to the Merger, and (ii) a cheque in an amount of US dollars equal to any cash dividends or other distributions that such holder has a right to receive and the amount of any cash payable in lieu of any fractions of shares in the Company that such holder has the right to receive pursuant to the merger. In the event of transfers of ownership of shares of Eaton Corporation common stock which are not registered in the transfer records of Eaton Corporation, the proper number of Company Shares may be transferred to a person other than the person in whose name the Eaton Certificate or the Eaton Book Entry Shares (as applicable) so surrendered is registered, if such Eaton Certificate or the Eaton Book Entry Shares (as applicable) shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such transfer shall pay any transfer or other taxes required by reason of the transfer of Company Shares to a person other than the registered holder of such Eaton Certificate or Eaton Book Entry Shares (as applicable) or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Any portion of the Eaton Exchange Fund which has not been transferred to the holders of the Eaton Certificates or the Eaton Book Entry Shares (as applicable) as of the one year anniversary of the Merger Effective Time, shall be delivered to the Company or its designee, upon demand, and the Company Shares included therein shall be sold at the best price reasonably obtainable at that time. Any holder of Eaton Certificates or Eaton Book Entry Shares (as applicable) who has not complied with the applicable exchange procedures or duly completed and validly executed the applicable documents necessary to receive the Merger Consideration, prior to the one year anniversary of the Merger Effective Time shall thereafter look only to the Company for payment of such holder’s claim for the Merger Consideration (subject to abandoned property, escheat or other similar applicable laws), such claim only being a claim for cash equal to the amount of monies received by the Company for sale of the Company Shares to which such holder had been entitled pursuant to the Merger.

CERTIFICATES

14
(a)

Shares shall be issued in registered form. Each shareholder of the Company shall, upon request to the Company, be entitled to a certificate, issued under Seal and signed by a person or persons then authorised pursuant to article 109 to affix the Seal over his signature, evidencing the number and class of paid-up shares held by such shareholder in the Company, but no certificate for shares shall be executed or delivered until such shares are fully paid; provided, however, that when any such certificate is countersigned by an incorporated transfer agent or registrar, the signature of any such officer upon such certificate may be facsimile, engraved, stamped or printed.

(b)

In case any officer or officers, who shall have signed, or whose facsimile signatures shall have been engraved, stamped or printed on any certificate or certificates for shares, shall cease to be such officer or officers of the Company, because of death, resignation, or otherwise, before such certificate or certificates shall have been delivered by the Company, such certificate or certificates, if authenticated by the endorsement thereon of the signature of an incorporated transfer agent or registrar, shall nevertheless be conclusively deemed to have been adopted by the Company by the use and delivery thereof and shall be effective in all respects when delivered.

(c)

Such certificates shall be in such form as shall be approved by the Board and shall comply with the Companies Acts.

(d)

In the case of a share held jointly by several persons, delivery of a certificate in their joint names to one of several joint holders shall be sufficient delivery to all.

15

Any person claiming a share certificate to have been lost, destroyed or stolen, shall make an affidavit or affirmation of that fact, and if required by the Board shall advertise the same in such manner as the Board may require, and shall give the Company, its transfer agents and its registrars a bond of indemnity, in form and with one or more sureties satisfactory to the Board or anyone designated by the Board with authority to act thereon, whereupon a new certificate may be executed and delivered of the same tenor and for the same number of shares as the one alleged to have been lost, destroyed or stolen.

LIEN

16

The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys, (whether presently payable or not) payable at a fixed time or called in respect of that share. The Board, at any time,

EATON 2016 Proxy Statement and Notice of Meeting    92

Back to Contents

may declare any share to be wholly or in part exempt from the provisions of this article. The Company’s lien on a share shall extend to all moneys payable in respect of it.

17
(a)

The Company may sell, in such manner as the Board may think fit, any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently due nor until the expiration of 14 clear days after a notice, stating and demanding payment of the sum presently due and giving notice of the intention to sell in default of such payment, has been served on the holder of the share or the person entitled by transmission to it.

(b)

The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is due, and any residue shall (subject to a like lien for debts or liabilities not presently due as existed upon the share prior to the sale) be paid to the holder of, or the person entitled by transmission to, the share immediately before such sale. For giving effect to any such sale the Board may authorise some person to transfer the share to the purchaser. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale. If a share, which is to be sold as provided for in this article 17, is held in uncertificated form (as such term is used in the Companies Act 1990 (Uncertificated Securities) Regulations 1996, including any modification thereof or any regulations in substitution therefor made under the Companies Acts or otherwise), the Board may authorise some person to do all that is necessary under the Companies Act~~,~~ 1990 (Uncertificated Securities) Regulations 1996, including any modification thereof or any regulations in substitution therefor made under the Companies Acts or otherwise, to put such share into certificated form prior to its sale.

CALLS ON SHARES

18

Subject to the terms of allotment, the Board may make calls upon the members in respect of any monies unpaid on their shares and each member (subject to receiving at least fourteen clear days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part.

19

A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

20

A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the share in respect of which the call is made.

21

The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

22

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies Acts) but the Board may waive payment of the interest wholly or in part.

23

An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or by way of premium, shall be deemed to be a call and if it is not paid the provisions of these articles shall apply as if that amount had become due and payable by virtue of a call.

24

Subject to the terms of allotment, the Board may make arrangements on the issue of shares for a difference between the holders in the amounts and times of payment of calls on their shares.

25

The Board may, if they think fit, receive from any member willing to advance the same all or any part of the monies uncalled and unpaid upon any shares held by him, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the member paying such sum in advance.

EATON 2016 Proxy Statement and Notice of Meeting    93

Back to Contents

FORFEITURE

26

If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Board, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on his requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

27

The notice shall state a further day (not earlier than the expiration of fourteen clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

28

If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any shares in respect of which the notice has been given may be forfeited by a resolution of the Board to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Board may accept a surrender of any share liable to be forfeited hereunder.

29

On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

30

A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Board think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Board think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Board may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and thereupon he shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

31

A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him to the Company in respect of the shares, without any deduction or allowance for the value of the shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the shares.

32

A statutory declaration or affidavit that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

33

The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

34

The Board may accept the surrender of any share which the Board have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

REGISTER OF SHAREHOLDERS

35
(a)

The Register shall be kept in the manner prescribed by the Companies Acts at the Registered Office or at such other place as may be authorised by the Board from time to time consistent with the Companies Acts.

EATON 2016 Proxy Statement and Notice of Meeting    94

Back to Contents

(b)

If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register at such location or locations within or outside Ireland as the Board thinks fit. The original Register shall be treated as the register of members for the purposes of these articles and the Companies Acts.

(c)

The Company or any agent(s) appointed by it to maintain the duplicate Register of members in accordance with these articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register all transfer of Shares effected on any duplicate Register and shall at all times maintain the original Register in such manner as to show at all times the members for the time being and the shares respectively held by them, in all respects in accordance with the Companies Acts.

(d)

Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register, or otherwise recognised by the Company, any indication of any trust or any equitable, beneficial, contingent, future, fractional or partial interest in any share, and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any provisions of these articles provided that no interest will be entered in the Register unless permitted by the Companies Acts.

REGISTER OF DIRECTORS AND SECRETARY

36

The Secretary shall maintain a register of the Directors and Secretary of the Company as required by the Companies Acts. The register of Directors and Secretary shall be open to inspection in the manner prescribed by the Companies Acts at such times as the Board may from time to time determine.

TRANSFER OF SHARES

37

Subject to the Companies Acts, to such of the restrictions contained in these articles as may be applicable and to the terms of the issue and rights and privileges attaching to any class or series of share, any Shareholder may transfer all or any of his shares (of any class or series) by an instrument of transfer in the usual common form or in any other form which the Board may from time to time approve. The instrument of transfer may be endorsed on the certificate (if any) issued in respect of the share.

38
(a)

The instrument of transfer of a Share shall be signed by or on behalf of the transferor and the transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered in the Register in respect of it. The instrument of transfer need not be signed by or on behalf of the transferee. All instruments of transfer may be retained by the Company. The foregoing provisions of this article 38(a) and the provisions of article 38(b) shall not limit the rights of the Company provided in articles 16 and 17.

(b)

Upon receipt of instructions in writing by a transferor, the instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary or an Assistant Secretary or any other duly authorised delegate or attorney of the Secretary or Assistant Secretary, and the Secretary or Assistant Secretary shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the transferor in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class (or series) and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary or Assistant Secretary as agent for the transferor in accordance with the first sentence of this article 38(b), be deemed to be a proper instrument of transfer for the purposes of ~~Section 81 of~~ the ~~1963~~ Companies Acts. Neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the transfer should the Board so determine.

(c)

The Company, at its absolute discretion and insofar as the Companies Acts or any other applicable law permit, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and

EATON 2016 Proxy Statement and Notice of Meeting    95

Back to Contents

(iii)

to claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid (and the provisions of articles 16 and 17 shall apply to such lien).

(d)

Nothing in these articles shall preclude the Board from recognising the renunciation of the allotment of any share by an allottee in favour of some other person on such terms and subject to such conditions as the Board may from time to time decide.

(e)

The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

(i)

the instrument of transfer is fully and properly completed and is lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii)

the instrument of transfer is in respect of only one class of Shares;

(iii)

a registration statement under the Securities Act of 1933 of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;

(iv)

the instrument of transfer is properly stamped (in circumstances where stamping is required);

(v)

in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

(vi)

it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

(vii)

it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

(f)

Subject to any directions of the Board from time to time in force, the Secretary or Assistant Secretary may exercise the powers and discretions of the Board under article 38(e) and articles 37 and 39.

(g)

The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine, provided always that such registration shall not be suspended for more than 30 days in any year except as may be required by applicable law.

39
(a)

If the Board declines to register a transfer it shall, within one month after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

(b)

No fee shall be charged by the Company for registering any transfer or for making any entry in the Register concerning any other document relating to or affecting the title to any share (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

TRANSMISSION OF SHARES

40

In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint Shareholder, or the estate representative, where he or she was sole Shareholder, shall be the only person or persons recognised by the Company as having any title to his shares; but nothing in these articles shall release the estate of a deceased Shareholder from any liability in respect of any share held by him solely or jointly with other persons. In this article, estate representative means the person to whom appropriate authority has been granted to represent or administer or otherwise manage the estate of a deceased Shareholder under the laws applicable to the estate of the deceased

EATON 2016 Proxy Statement and Notice of Meeting    96

Back to Contents

Shareholder or, if there is no such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this article.

41
(a)

Subject to article 38(e) any person entitled by transmission to a share may, upon the production of such evidence as may be properly required by the Board from time to time, elect either to be registered himself as the holder of the share or to have some person nominated by him registered as the transferee of the share.

(b)

Subject to article 38(e) and article 41(c), if such person entitled by transmission to a share elects to be registered as holder of the share, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee.

(c)

All of the provisions of these articles relating to the right to transfer and the registration of transfers of shares shall apply to any such notice or instrument of transfer as if the death or bankruptcy of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer were an instrument of transfer signed by such Shareholder.

42

A person entitled by transmission to a share shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Shareholder in respect of the share, be entitled to exercise any right in respect of the share in relation to meetings of the Company; provided, however, that the Board may at any time give notice requiring a person entitled by transmission to a share to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 clear days after the date such notice is given, the Board may withhold payment of any dividend, other monies payable, scrip dividend or capitalisation issue of shares or other similar benefit in respect of the share until the requirements of the notice have been complied with.

43

Subject to any directions of the Board from time to time in force, the Secretary or Assistant Secretary may exercise the powers and discretions of the Board under articles 40, 41 and 42.

GENERAL MEETINGS

44

The Board may, whenever it thinks fit (and, to the extent required by the Companies Acts, shall, on the requisition in writing of Shareholders holding such number of shares as is prescribed by ~~Section 132 of~~ the ~~1963~~ Companies Acts), convene a general meeting in the manner provided for in these articles and the Companies Acts.

45

In accordance with the Companies Acts, the Board shall convene and the Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Each such annual general meeting shall be held within such time period as required by Section ~~131~~ 175 of the ~~1963~~ Act. All general meetings other than annual general meetings shall be called extraordinary general meetings.

46

Each general meeting shall be held at such time and place as specified in the notice of meeting. Subject to ~~section 140 o~~f the provisions of the ~~1963~~ Companies Acts, all general meetings may be held outside of Ireland.

47

Subject to the Companies Acts, all of the provisions of these articles relating to meetings and resolutions of Shareholders (other than to meetings of any separate class or series of Shareholders) shall apply mutatis mutandis to (a) any separate meeting of ordinary Shareholders and (b) any separate meeting of any other class or series of Shareholders, except as otherwise expressly provided in the terms of issue of such other class or series of shares.

NOTICE OF GENERAL MEETINGS

48
(a)

Subject to ~~Sections 133 and 141 of~~ the provisions of the ~~1963~~ Companies Acts, an annual general meeting and an extraordinary general meeting called for the passing of a Special Resolution shall be called by at least 21 clear days’ notice and all other extraordinary general meetings shall be called by at least 14 clear days’ notice. The notice of a general meeting shall specify the place, day and time of the meeting (including any satellite meeting place arranged for the purposes of article 54) and, in the case of an extraordinary general meeting, the general nature of the business to be considered.

EATON 2016 Proxy Statement and Notice of Meeting    97

Back to Contents

(b)

Upon request in writing of Shareholders holding such number of shares as is prescribed by ~~Section 132 of~~ the ~~1963~~ Companies Acts, delivered to the Registered Office, it shall be the duty of the Director to convene a general meeting to be held within 2 months from the date of the deposit of the requisition in accordance with ~~the Section 132 of~~ the ~~1963~~ Companies Acts. If such notice is not given within 2 months after the delivery of such request, the requisitionists, or any one of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, but any meeting so convened shall not be held after the expiration of
3 months from the said date and any notice of such meeting shall be in compliance with these articles.

(c)

Notice of every general meeting shall be given in any manner permitted by these articles to all Shareholders (other than those who, under the provisions of these articles or the terms of issue of the shares which they hold, are not entitled to receive such notice from the Company) and to each Director and to the Auditors.

(d)

The Board may fix a future time not exceeding sixty days preceding any meeting of Shareholders as a record date for the determination of the Shareholders entitled to attend and vote at any such meeting or any adjournments thereof, and, in such case, only Shareholders of record at the time so fixed shall be entitled to notice of and to vote at such meetings or any adjournment thereof. Subject to Section ~~121~~ 174 of the ~~1963~~ Act, the Board may close the Register against transfers of Shares during the whole or part of such period ending with the date, if any, to which adjourned. If no record date is fixed, the record date for determining the Shareholders who are entitled to vote at a meeting of Shareholders shall be the date preceding the day on which notice is given, or the date preceding the day on which the meeting is held, as the case may be.

49

The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting. Attendance by a Shareholder present, either in person or by proxy, at any general meeting of the Company of the holders of any class or series of shares in the Company without protesting, prior to or at the commencement of the meeting, the failure to receive notice or, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

50

All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend of an amount not exceeding the amount recommended by the Directors, the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the statutory auditors on those statements and that report ~~accounts, balance sheets and the reports of the Directors and Auditors~~, the review by the members of the Company’s affairs, the election and re-election of Directors, the appointment and re-appointment of the ~~retiring~~ Auditors and the ~~fixing~~ authorisation of the Directors to approve ~~of~~ the remuneration of the Auditors.

51
(a)

The chairman of the Board, if any, or, in his absence, another Director designated by the chairman of the Board shall preside as chairman at every general meeting of the Company. If neither the chairman of the Board nor such other Director designated by the chairman of the Board is present within 30 minutes after the time appointed for holding the meeting, the Shareholders present shall choose one of their number to be chairman of the meeting. The chairman of the meeting shall take such action as he thinks fit to promote the proper and orderly conduct of the business of the meeting as laid down in the notice of the meeting.

(b)

The Board, in advance of any meeting of shareholders may appoint inspectors to act at such meeting or any adjournment thereof, the terms of appointment of which shall be at the discretion of the Board. No inspector need be a Shareholder.

52
(a)

Subject to ~~Section 141 of the 1963 Act and~~ the requirements of the Companies Acts, anything which may be done by resolution in general meeting may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders entitled generally to vote at general meetings who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution and if described as a special resolution shall be deemed to be a Special Resolution or a special resolution of the class, as applicable. Such resolution in writing may be signed in as many counterparts as may be necessary. This article 52 shall not apply to those matters required by the Companies Acts to be carried out in a meeting.

EATON 2016 Proxy Statement and Notice of Meeting    98

Back to Contents

(b)

For the purposes of any written resolution under this article 52, the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this article 52, a reference to such date.

(c)

A resolution in writing made in accordance with this article 52 is as valid as if it had been passed by the Company in general meeting.

53

No business shall be transacted at any general meeting or adjourned meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment or election of a chairman, which shall not be treated as part of the business of the meeting. Three Shareholders present in person or by proxy at any meeting of Shareholders shall constitute a quorum for such meeting, or in the event a class of Shareholders has three or fewer members, one person present in person or by proxy shall constitute a quorum, but no action required by law or these articles, to be authorised or taken by the holders of a designated proportion of the shares of any particular class or of each class, may be authorised or taken by a lesser number.

54
(a)

Subject to the Companies Acts, the Board may resolve to enable persons entitled to attend a general meeting of the Company to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world and by such electronic means as the Board may from time to time approve. The Shareholders present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the meeting in question if the chairman is satisfied that the conditions referred to in articles 54(b)(i), 54(b)(ii) and 54(b)(iii) have been met.

(b)

If it appears to the chairman of a general meeting that the place of the meeting (or any satellite meeting) specified in the notice convening the meeting is inadequate to accommodate all persons entitled and wishing to attend, then the meeting nevertheless is duly constituted and its proceedings nevertheless are valid if the chairman is satisfied that adequate facilities have been made available, whether at the place of the meeting or elsewhere, to ensure that each such person who is unable to be accommodated at the place of the meeting is able to:

(i)

communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities;

(ii)

have access to all documents which are required by the Companies Acts and these articles to be made available at the meeting; and

(iii)

participate in any poll required to vote on any resolutions of the Company;

and in that case the chairman may elect to use such adequate facilities described in the preceding sentence for the purposes of the meeting and any provision of these articles relating to meetings shall apply to any meeting so extended by the use of such facilities.

(c)

The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place. If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place are or become inadequate for the purposes referred to in articles 54(b)(i), 54(b)(ii) and 54(b)(iii), then the chairman may, without the consent of the meeting, adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

55

Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company or of any class or series of Shareholders.

56

The Company shall lay before the Shareholders, at each annual general meeting of the Company, a set of financial accounts, as required by ~~Section 148 of~~ the ~~1963~~ Companies Acts.

57

The Board may make any security arrangements which it considers appropriate relating to the holding of a general meeting of the Company, including arranging for any person attending a meeting to be searched and for items of personal property which may be taken into a meeting to be restricted, and any person who fails to comply with any such arrangements may be refused entry to the meeting.

EATON 2016 Proxy Statement and Notice of Meeting    99

Back to Contents

58
(a)

Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company if:

(i)

it is specified in the notice of meeting; or

(ii)

it is otherwise properly brought before the meeting by the chairman of the meeting or by or at the direction of the Board; or

(iii)

it is proposed at the direction of a court of competent jurisdiction; or

(iv)

it is proposed with respect to an extraordinary general meeting in the requisition in writing for such meeting made by such number of Shareholders as is prescribed by (and such requisition in writing is made in accordance with) ~~Section 132 of~~ the ~~1963~~ Companies Acts; or

(v)

in the case of an annual general meeting, it is proposed in accordance with article 59; or

(vi)

it is proposed in accordance with article 76; or

(vii)

the chairman of the meeting in his discretion decides that the resolution may properly be regarded as within the scope of the meeting.

(b)

Subject to any other provision of these articles, no amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairman of the meeting in his discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

(c)

If the chairman of the meeting in his discretion rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive, subject to any subsequent order by a court of competent jurisdiction.

59
(a)

For business to be properly requested by a Shareholder to be brought before an annual general meeting, as set out in article 58(a)(v) above, the Shareholder must:

(i)

be a Shareholder of the Company of record at the time of the giving of the notice for such annual meeting;

(ii)

be entitled to vote at such meeting; and

(iii)

have given timely notice in writing to the Secretary.

(b)

To be timely, a Shareholder’s notice must be delivered to or mailed and received by the Secretary at the Registered Office not less than sixty nor more than ninety calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual general meeting of Shareholders ~~(save that in the case of the Company’s first annual general meeting, references to the preceding year’s annual general meeting will be to the annual general meeting of Eaton Corporation held that preceding year)~~; provided, however, that when the date of an annual general meeting is delayed by more than sixty calendar days after the anniversary of the preceding year’s annual general meeting, to be timely, notice by the Shareholder must be so delivered not later than the close of business on the later of the ninetieth calendar day prior to such annual general meeting or the tenth calendar day following the day on which public announcement of the date of such meeting is first made. To be in proper written form, a Shareholder’s notice to the Secretary must set forth:

(i)

as to each matter the Shareholder proposes to bring before the annual general meeting: (1) a description in reasonable detail of the business desired to be brought before the annual meeting; (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if the business includes a proposal to amend these memorandum and articles of association, the language of the proposed amendment); and (3) the reasons for conducting the business at the meeting; and

(ii)

as to each Shareholder giving the notice and any Shareholder Associate (as defined below): (1) the name and address of the Shareholder, as they appear on the Company’s Register, and, if different, the current name and address of the Shareholder, and the name and address of any Shareholder Associate; (2) a representation that at least one of these persons is a holder of record of the Company entitled to vote at the meeting and intends to remain so through the date of the meeting and to appear in person or by proxy at the meeting to present the business stated in the Shareholder’s notice; (3) the class, series and number of any shares of the

EATON 2016 Proxy Statement and Notice of Meeting    100

Back to Contents

Company that are owned of record or beneficially by each of these persons as of the date of the Shareholder’s notice; (4) a description of any material interests of any of these persons in the business proposed and of all agreements, arrangements and understandings between these persons and any other person (including their names) in connection with the business proposal of the Shareholder; (5) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which any of these persons has a right to vote any shares of any shares of the Company; (6) a description of any derivative positions related to any class or series of securities of the Company owned of record or beneficially by the shareholder of any Shareholder Associate; (7) a description of whether and the extent to which any hedging, swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of securities) has been made, the effect or intent of which is to mitigate loss to, or manage risk of stock price changes for, or to increase the voting power of, the shareholder or any Shareholder Associate with respect to any securities of the Company; and (8) a representation that after the date of the Shareholder’s notice and up to the date of the meeting, each of these persons will provide written notice to the Secretary of the Company as soon as practicable following a change in the number of securities of the Company held as described in response to subclause (3) above that equals 1% or more of the then-issued shares of the Company, and/or entry, termination, amendment or modification of the agreements, arrangements or understandings described in response to subclause (5) above that results in a change that equals 1% or more of the then-issued shares of the Company or in the economic interests underlying those agreements, arrangements or understandings; and

(iii)

a representation as to whether or not the Shareholder giving notice and any Shareholder Associate intends, or intends to be part of a group that intends: (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s issued shares carrying voting rights required to approve or adopt the proposal; and/or (2) otherwise to solicit proxies from Shareholders in support of the proposal. Notwithstanding the foregoing provisions of this article 59, in order for a Shareholder to submit a proposal for inclusion in the Company’s proxy statement for an annual general meeting of Shareholders, the Shareholder must comply with all applicable requirements of the Exchange Act, including Rule 14a-8 (or any comparable successor rule or regulation under the Exchange Act), and the rules and regulations thereunder. The provisions of this article 59(b)(iii) will not be deemed to prevent a Shareholder from submitting proposals for inclusion in the Company’s proxy statement pursuant to those rules and regulations.

60
(a)

At any general meeting, whether or not a quorum is present, the chairman may, with the consent of the meeting, and shall if so directed by the meeting, adjourn the meeting from time to time and place to place without notice other than announcement at the meeting. Other than announcement at the meeting, notice of any adjourned meeting or of any business to be transacted at an adjourned meeting shall not be required to be given, except as provided in article 60(c) and except where expressly required by applicable law.

(b)

At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called, but only those Shareholders entitled to vote at the meeting as originally notified shall be entitled to vote at any adjournment or adjournments thereof.

(c)

If an adjournment is for 30 days or more or for an indefinite period, a notice of the adjourned meeting shall be given in the manner specified in article 48.

61

The affirmative vote or written consent of the holders of shares entitling them to exercise two-thirds of the voting power of this Company, given in person or by proxy at a meeting called for the purpose, shall be necessary:

(a)

to approve:

(i)

the sale, exchange, lease, transfer or other disposition by the Company of all, or substantially all, of its assets or business; or

(ii)

the consolidation of the Company, or its merger, into another corporation; or

(iii)

the merger into the Company of another corporation or corporations if the merger involves the issuance or transfer by the Company to the shareholders of the other constituent company or companies of such number

EATON 2016 Proxy Statement and Notice of Meeting    101

Back to Contents

of shares of the Company as entitle the holders thereof to exercise at least one-sixth of the voting power of the Company in the election of Directors immediately after the consummation of the merger; or

(iv)

a combination or majority share acquisition in which the Company is the acquiring corporation and its voting shares are issued or transferred to another company if the combination or majority share acquisition involves the issuance or transfer by the Company to the shareholders of the other corporation or corporations of such number of shares of the Company as entitle the holders thereof to exercise at least one-sixth of the voting power of the Company in the election of Directors immediately after the consummation of the combination or majority share acquisition; or

(b)

to approve any agreement, contract or other arrangement providing for any of the transactions described in subparagraph (a) above.

VOTING

62

Except where a greater majority is required by the Companies Acts or these articles, or as may otherwise be prescribed by the Board in the notice of any general meeting (subject always to the provisions of the Companies Acts and the other provisions of these articles) any question proposed for consideration at any general meeting of the Company shall be decided by an Ordinary Resolution and all resolutions put to the Shareholders will be decided on a poll.

63

The Board may, before any meeting of Shareholders, determine the time set for a poll, the manner in which any poll is to be taken and the manner in which votes are to be counted, which may include provision for votes to be cast by electronic means by persons present in person or by proxy at the meeting and for the appointment of scrutineers. To the extent not so determined by the Board, such matters shall be determined by the chairman of the meeting. A person appointed to act as a scrutineer need not be a Shareholder.

64

Votes may be cast on the poll either personally or by proxy. A person entitled to more than one vote need not use all of his votes or cast all of the votes he uses in the same way.

65

The result of a poll shall, subject to any provisions of these articles or applicable law relating to approval thresholds, be deemed to be the resolution of the meeting.

66

In the case of an equality of votes at a meeting, the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

67

In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. Joint holders of more than one share shall, subject to any terms determined by the Board and subject to article 38(e), be entitled to split the holdings into several holdings with their names in different orders so as to enable one or more joint holders to attend and vote.

68

Subject to article 69, a Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any court in Ireland (or elsewhere having jurisdiction) for the protection or management of the affairs of persons incapable of managing their own affairs may vote, by his legal guardian, receiver, committee or other person in the nature of a legal guardian, receiver, committee or other person appointed by such court, and such legal guardian, receiver, committee or other person may vote by proxy and may otherwise act and be treated as such Shareholder for the purpose of meetings of Shareholders.

69

Evidence to the satisfaction of the Board of the authority of any person claiming the right to vote under article 68 shall be produced at the Registered Office (or at such other place as may be specified for the deposit of instruments of proxy) not later than the last time by which an instrument appointing a proxy must be deposited in order to be valid for use at the meeting or adjourned meeting or on the holding of the poll at or on which that person proposes to vote and, in default, the right to vote shall not be exercisable.

70

No objection may be raised to the qualification of any voter or to the counting of, or failure to count, any vote except at the meeting at which the vote objected to is given or tendered. Any objection so raised shall be referred to the chairman of the meeting, whose decision shall be final and conclusive. Except as otherwise decided by the chairman,

EATON 2016 Proxy Statement and Notice of Meeting    102

Back to Contents

every vote counted and not disallowed at the meeting shall be valid and every vote disallowed or not counted shall be invalid.

PROXIES AND CORPORATE REPRESENTATIVES

71
(a)

A person who is entitled to attend a shareholders’ meeting, to vote at a shareholders’ meeting, or to execute consents, waivers, or releases, may be represented at the meeting or vote at the meeting, may execute consents, waivers, and releases, and may exercise any of the person’s other rights, by proxy or proxies appointed by instrument in writing in any common form or in such other form as the Board may approve, such instrument being executed under the hand of the appointer or of his attorney or agent authorised by him in writing or, if the appointer is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A proxy may also be appointed in such other manner as the Board may from time to time approve. A proxy need not be a Shareholder. A proxy must be delivered to the Company no later than 3 hours, or such other time as may be communicated to shareholders, before the time for holding the meeting or adjourned meeting at which the person named in the proxy proposes to vote.

(b)

Any transmission that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail, or an electronic, telephonic, or other transmission, that appears to have been transmitted by a person described in article 71(a), and that appoints a proxy is a sufficient verifiable communication to appoint a proxy. A photographic, photostatic, facsimile transmission, or equivalent reproduction of a writing that is signed by a person described in article 71(a) and that appoints a proxy is a sufficient writing to appoint a proxy.

(c)

No appointment of a proxy is valid after the expiration of eleven months after it is made unless the writing or other form of proxy appointment specifies the date on which it is to expire or the length of time it is to continue in force.

(d)

Unless the instrument appointing the proxy otherwise provides:

(i)

each proxy has the power of substitution, and, if three or more proxies are appointed, a majority of them or of their substitutes may appoint one or more substitutes to act for all;

(ii)

if more than one proxy is appointed, then (a) with respect to voting or executing consents, waivers, or releases, or objections to consents at a shareholders’ meeting, a majority of the proxies that attend the meeting, or if only one attends then that one, may exercise all the voting and consenting authority at the meeting; and if one or more attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise that authority with respect to an equal number of shares and (b) with respect to exercising any other authority, a majority may act for all;

(iii)

a revocable appointment of a proxy is not revoked by the death or incompetency of the maker unless, before the vote is taken or the authority granted is otherwise exercised, written notice of the death or incompetency of the maker is received by the Company from the executor or administrator of the estate of the maker or from the fiduciary having control of the shares in respect of which the proxy was appointed; and

(iv)

the presence at a meeting of the person appointing a proxy shall not revoke the appointment. Without affecting any vote previously taken, the person appointing a proxy may revoke a revocable appointment by a later appointment received by the Company or by giving notice of revocation to the Company in writing, by a verifiable communication, by other statutorily permissible means, or in open meeting.

(e)

A Shareholder that is a corporation may appoint any individual (or two or more individuals in the alternative) as its representative to represent it and vote on its behalf at any meeting of Shareholders (including an adjourned meeting) and such a corporate representative may exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were a Shareholder who is an individual.

(f)

A Shareholder that is a corporation may appoint more than one such representative (with or without appointing any persons in the alternative) at any such meeting provided that such appointment specifies the number of shares in respect of which each such appointee is authorised to act as representative, not exceeding in aggregate the number of shares held by the appointer and carrying the right to attend and vote at the relevant meeting.

EATON 2016 Proxy Statement and Notice of Meeting    103

Back to Contents

(g)

The appointment of a proxy or a corporate representative in relation to a particular meeting shall, unless the contrary is stated in the instrument of appointment, be valid for any adjournment of the meeting.

72

Any signature on any instrument, or any reproduction of a signature on any photographic, photostatic, facsimile transmission or equivalent reproduction of any instrument, approved by the inspectors of any meeting provided for as genuine, or as a reproduction of a genuine signature, shall be deemed to be the signature of the Shareholder whose name is signed thereon, or a reproduction of the genuine signature of such Shareholder, as the case may be, and the falsity of such signature or of such reproduction shall in no manner impair the validity of such instrument or such reproduction of such instrument, or of any vote or action taken at such meeting, provided that such Shareholder shall not have previously filed with the Company his or her authorised signature guaranteed by a reputable bank or trust company. Any record of a verifiable communication, or other statutorily permissible means of proxy appointment, approved by such inspectors as authentic shall be deemed to be authentic, and the falsity of such record shall in no manner impair the validity of such verifiable communication, or other statutorily permissible means of proxy appointment, or of any vote or action taken at such meeting.

73

Without limiting the foregoing, the Board may from time to time permit appointments of a proxy to be made by means of a telephonic, electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such telephonic, electronic or internet communication or facility to be made. The Board may in addition prescribe the method of determining the time at which any such telephonic, electronic or internet communication or facility is to be treated as received by the Company. The Board may treat any such telephonic, electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Shareholder as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Shareholder.

APPOINTMENT OF DIRECTORS

74
(a)

At each annual general meeting of the Company, all the Directors shall retire from office and be re-eligible for re-election.

(b)

Upon the resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising.

75

Any Director whose term of office is expiring at an annual general meeting will be eligible for re-appointment and will in any case retain office until the close of that meeting.

76
(a)

No person shall be appointed a Director, unless nominated in accordance with the provisions of this article 76. Nominations of persons for appointment as Directors may be made:

(i)

by the affirmative vote of two-thirds of the Board;

(ii)

with respect to election at an annual general meeting, by any Shareholder who holds Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company, who is a Shareholder at the time of the giving of the notice provided for in article 76(b) and at the time of the relevant annual general meeting, and who timely complies with the notice procedures set forth in this article 76;

(iii)

with respect to election at an extraordinary general meeting requisitioned in accordance with ~~Section 132 of~~ the provisions of the ~~1963~~ Companies Acts, by a Shareholder or Shareholders who hold Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting in accordance with article 48(b) and in compliance with the other provisions of these articles and the Companies Acts relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting; and

(iv)

by holders of any class or series of shares in the Company then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, but only to the extent provided in such terms of issue

(sub-clauses (ii), (iii) and (iv) being the exclusive means for a Shareholder to make nominations of persons for election to the Board).

EATON 2016 Proxy Statement and Notice of Meeting    104

Back to Contents

(b)

For nominations of persons for election as Directors at an annual meeting, to be timely, a Shareholder’s notice must be delivered to or mailed and received by the Secretary at the Registered Office not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual general meeting of Shareholders ~~(and in the case of the Company’s first annual general meeting, references to the preceding Year’s annual general meeting shall be to the annual meeting of Eaton Corporation in that preceding year)~~; provided, however, that in the case of any annual general meeting where the date of the annual general meeting is delayed by more than 60 calendar days after the anniversary of the preceding year’s annual general meeting, then notice by the Shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual general meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made. For nominations of persons for election as Directors at an extraordinary general meeting duly called for that purpose, a shareholder’s notice must be delivered to or mailed and received by the Secretary at the Registered Office not less than 90 calendar days nor more than 120 calendar days prior to the extraordinary general meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to Shareholders, notice by the Shareholder must be so delivered not later than the close of business on the 15th calendar day following the day on which public announcement of the date of such meeting is first made.

(c)

To be in proper written form, a Shareholder’s notice must set forth:

(i)

as to each person who is not an incumbent Director of the Company whom the Shareholder proposes to nominate for election as a Director, (A) the name, age, business address and residence address of such person; (B) the principal occupation or employment of such person; (C) the class, series and number of securities of the Company that are owned of record or beneficially by such person; (D) the date or dates the securities were acquired and the investment intent of each acquisition; (E) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Exchange Act (or any comparable successor rule or regulation under the Exchange Act); and (F) any other information relating to such person that the Board or any nominating committee of the Board reviews in considering any person for nomination as a Director, as will be provided by the Secretary upon request;

(ii)

as to the Shareholder giving the notice and any Shareholder Associate, (A) the name and address of the Shareholder, as they appear on the Register, and, if different, the current name and address of the Shareholder, and the name and address of any Shareholder Associate; (B) a representation that at least one of these persons is a holder of record or beneficially of securities of the Company entitled to vote at the meeting and intends to remain so through the date of the meeting and to appear in person or by proxy at the meeting to nominate the person or persons specified in the Shareholder’s notice; (C) the class, series and number of securities of the Company that are owned of record or beneficially by each of these persons as of the date of the Shareholder’s notice; (D) a description of any material relationships, including legal, financial and/or compensatory, among the Shareholder giving the notice, any Shareholder Associate and the proposed nominee(s); (E) a description of any derivative positions related to any class or series of securities of the Company owned of record or beneficially by the Shareholder of any Shareholder Associate; (F) a description of whether and the extent to which any hedging, swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of securities) has been made, the effect or intent of which is to mitigate loss to, or manage risk of stock price changes for, or to increase the voting power of, the Shareholder or any Shareholder Associate with respect to any securities of the Company; and (G) a representation that after the date of the Shareholder’s notice and up to the date of the meeting each of these persons will provide written notice to the Secretary as soon as practicable following a change in the number of securities of the Company held as described in response to subclause (C) above that equals 1% or more of the then-issued shares of the Company, and/or entry, termination, amendment or modification of the agreements, arrangements or understandings described in response to subclause (F) above that results in a change that equals 1% or more of the then-issued shares of the Company or in the economic interests underlying these agreements, arrangements or understandings;

EATON 2016 Proxy Statement and Notice of Meeting    105

Back to Contents

(iii)

a representation as to whether the Shareholder giving notice and any Shareholder Associate intends, or intends to be part of a group that intends: (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s issued share capital required to elect the proposed nominee; and/or (B) otherwise to solicit proxies from Shareholders in support of the proposed nominee; and

(iv)

a written consent of each proposed nominee to serve as a Director of the Company, if elected, and a representation that the proposed nominee (A) does not or will not have any undisclosed voting commitments or other arrangements with respect to his or her actions as a Director; and (B) will comply with these articles and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

(d)

The determination of whether a nomination of a candidate for election as a Director of the Company has been timely and properly brought before such meeting in accordance with this article 76 will be made by the presiding officer of such meeting. If the presiding officer determines that any nomination has not been timely and properly brought before such meeting, he or she will so declare to the meeting and such defective nomination will be disregarded.

77

The number of Directors shall (subject to automatic increases to accommodate the exercise of the rights of holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series) ~~not~~ be fixed from time to time solely by the Board, provided, however, that in no case shall the number fixed by the Board be less than 9 nor more than 18. ~~The authorised number of directors (within such fixed maximum and fixed minimum numbers) shall be determined by the Board.~~ The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the fixed minimum number, the remaining Director or Directors shall appoint, as soon as practicable, an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. The fixed maximum and fixed minimum number of Directors, as provided for under this article, may be fixed or changed by resolution adopted by the vote of the Shareholders entitled to exercise two-thirds of the voting power of the Shares represented at a meeting called to elect Directors in person or by proxy at such meeting and entitled to vote at such election. No reduction in the number of Directors shall have the effect of removing any Director prior to the expiration of his or her term of office.

78
(a)

Subject to articles 76 and 77, and subject to the rights of any holders of any class or series of Shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, Directors shall be individuals appointed as follows:

(i)

by Shareholders by Ordinary Resolution at the annual general meeting in each year or at any extraordinary general meeting called for the purpose in accordance with the other provisions of these articles;

(ii)

by the Board in accordance with the second sentence of article 97 and in accordance with article 98; or

(iii)

so long as there are in office a sufficient number of Directors to constitute a quorum of the Board in accordance with article 97, the Directors shall have the power at any time and from time to time to appoint any person to be a Director, either to fill a vacancy in the Board or as an addition to the existing Directors, but so that the total number of Directors shall not any time exceed the maximum number provided for in these articles.

(b)

If at any meeting of Shareholders (or on a subsequent poll with respect to business on the agenda for such meeting), resolutions are passed in respect of the election or re-election (as the case may be) of Directors which would result in the maximum number of Directors fixed ~~in accordance with these articles~~from time to time by the Board being exceeded, then those Director(s), in such number as exceeds such maximum fixed number, receiving at that meeting (or on a subsequent poll with respect to business on the agenda for such meeting) the lowest number of votes in favour of election or re-election (as the case may be) shall, notwithstanding the passing of any resolution in their favour, not be elected or re-elected (as the case may be) to the Board; provided, that this article shall not limit the rights of holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series; provided, further, that nothing in this article 78(b) will require or result in the removal of a Director whose election or re-election to the Board was not voted on at such meeting.

EATON 2016 Proxy Statement and Notice of Meeting    106

Back to Contents

(c)

A Director appointed by the Board under article 78(a)(ii) or 78(a)(iii) (unless he is removed from office or his office is vacated in accordance with these articles) will hold office until the next annual general meeting. A Director shall not require a share qualification.

RESIGNATION, REMOVAL AND DISQUALIFICATION OF DIRECTORS

79

In addition to any prohibition on acting as a Director imposed by the Companies Acts or by law, the office of a Director shall be vacated:

(a)

if he dies or if he resigns his office, on the date on which notice of his resignation is delivered to the Secretary at the principal executive offices of the Company or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

(b)

if the Director is declared of unsound mind by an order of court or is adjudicated a bankrupt.

80

The Company may, in accordance with ~~Section 182 of~~ the provisions of the ~~1963~~ Companies Acts, remove any Director before the expiration of his term of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

DIRECTORS’ REMUNERATION AND EXPENSES

81

Each Director shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Each Director shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director, including his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings.

82

The Board may from time to time determine that, subject to the requirements of the Companies Acts, all or part of any fees or other remuneration payable to any Director of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

DIRECTORS’ INTERESTS

83
(a)

A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall comply with the provisions of ~~Section 194 of~~ the ~~1963~~ Companies Acts.

(b)

A Director may vote in respect of any contract or proposed contract in which he has declared his interest in accordance with article 83(a) and will be counted in the quorum at any meeting on which any such vote is proposed.

(c)

A Director is expressly permitted (for the purposes of Section 228(1)(d) of the Act) to use the property of the Company pursuant to or in connection with: the exercise or performance of his duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

84
(a)

A Director of the Company may be or become a Director or other officer of, or otherwise interested in, any corporation promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other corporation unless the Company otherwise directs.

(b)

A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the

EATON 2016 Proxy Statement and Notice of Meeting    107

Back to Contents

Board may determine, and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or any contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established.

(c)

Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; but nothing herein contained shall authorise a Director or his firm to act as Auditor.

POWERS OF THE BOARD

85

Subject to the provisions of the Companies Acts and these articles, the Board shall manage the business and affairs of the Company and may exercise all of the powers of the Company as are not required by the Companies Acts or by these articles to be exercised by the Company in general meeting. No alteration of these articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made. The powers given by this article shall not be limited by any special power given to the Board by these articles and, except as otherwise expressly provided in these articles, a meeting of the Board at which a quorum is present shall be competent to exercise all of the powers, authorities and discretions vested in or exercisable by the Board.

86

The Board may exercise all of the powers of the Company to borrow or raise money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other person.

87

The Company may exercise the powers conferred by ~~Section 41 of~~ the ~~1963~~ Companies Acts with regard to having an official seal for use abroad and such powers shall be vested in the Board.

88

All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time determine.

89

The Board may exercise all of the powers of the Company to grant or procure the grant or provision of benefits, including pensions, annuities or other allowances, to or for any person, including any Director or former Director, who has held any executive office or employment with, or whose services have directly or indirectly been of benefit to, the Company or any Group Company or Affiliate or otherwise associated with any of them or a predecessor in business of the Company or of any such other corporation, and to or for any relation or dependant of any such person, and to contribute to any fund and pay premiums for the purchase or provision of any such benefit, or for the insurance of any such person.

90

The Board may cause the voting power conferred by the shares in any other corporation or other person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise of votes in favour of any resolution appointing the Directors or any of them to be Directors or officers of such other corporation or person or voting or providing for the payment of remuneration to any such Directors as the Directors or officers of such other corporation or person.

DELEGATION OF THE BOARD’S POWERS

91

The Board may by power of attorney or otherwise (including by a duly passed resolution) appoint any person to be the attorney or agent of the Company and may delegate to such person any of the Board’s powers, authorities and discretions (with power to sub-delegate) for such period and subject to such conditions as it may think fit. The Board may revoke or vary any such appointment or delegation. Any such power of attorney or resolution or other document may contain such provisions for the protection and convenience of persons dealing with any such attorney or agent as the Board may think fit.

EATON 2016 Proxy Statement and Notice of Meeting    108

Back to Contents

92

The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the provisions contained in article 93 shall be without prejudice to the general powers conferred by this article.

93

The Board may from time to time create an executive committee, a finance committee and such other committees as it may deem to be advisable and may delegate to any such other committees as it may deem to be advisable and may delegate to any such committee any of the powers of the Board, other than that of filling vacancies among the Directors or in any committee of the Directors. Any such committee shall be composed of not less than three members of the Board to serve until otherwise ordered by the Board and shall act only in the interval between meetings of the Board and shall be subject at all times to the control and direction of the Board. The Board may appoint one or more Directors as alternate members of any such committee, who may take the place of any absent member or members at any meeting of such committee.

94

Any such committee may act by a writing or writings signed by all its members or by a majority of any such committee present at a meeting at which a quorum is present. Meetings of any committee may be held at any time and through any communications equipment if all persons participating can hear each other. Participation through use of communications equipment shall constitute presence at the meeting. A majority of the members then in office of any such committee is necessary to constitute a quorum for a meeting of that committee. Any act or authorisation of an act by any such committee within the authority delegated to it shall be as effective for all purposes as the act or authorisation of the Board.

PROCEEDINGS OF THE BOARD

95

Regular meetings of the Board shall be held immediately after the annual general meeting of Shareholders and at such other times as may be fixed by the Board and such regular meetings may be held without further notice. Except where a greater majority is required by these articles, questions arising at any meeting shall be determined by a majority of the votes cast at a meeting at which there is a quorum. In the case of an equality of votes the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

96

Special meetings of the Board may be called by the chairman of the Board, by the chief executive officer/president of the Company, or by not less than one-third of the Directors. Notice of the time and place of such meetings shall be served upon or telephoned to each Director at least twenty-four hours, or given by personal delivery, post, overnight delivery service or any other means of communication authorised by the Directors at least two days before the meeting. Such notice may be waived in writing by any Director, either before or after the meeting. Attendance at the meeting by a Director without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall constitute waiver of such notice by such Director. An electronic mail or an electronic or other transmission capable of authentication that appears to have been sent by a person described in this section and that contains a waiver by that person is “writing” for the purposes of this article.

97

A majority of the Directors (as calculated by reference to the authorised number of members of the Board) is necessary to constitute a quorum for a meeting of the Directors, except that a majority of the Directors in office constitutes a quorum for filling a vacancy in the Board. The act of a majority of the Directors present at a meeting at which a quorum is present is the act of the Board unless the act of a greater number is required by these articles.

98

The continuing Directors may act notwithstanding any vacancy in the Board, but if and so long as their number is reduced below the number fixed by or pursuant to article 97 as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

99

At any meeting of the Board, the chairman of the Board shall preside or, in his absence, any Director holding the position of chief executive officer or president. However, if no chairman of the Board or Director holding the position of chief executive officer or president is present at the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

100

A resolution in writing (in one or more counterparts), signed at the relevant time by all of the Directors then in office or all of the members of a committee of Directors then in office shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

EATON 2016 Proxy Statement and Notice of Meeting    109

Back to Contents

101

A meeting of the Board or any committee thereof may be held by such electronic or telephonic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting will be deemed to take place where the largest group of those participating in the meeting is physically present together or, if there is no such group, where the chairman of the meeting then is.

102

All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS AND EXECUTIVES

103
(a)

The Board may elect a chairman of the Board and determine the period for which he is to hold office and may appoint any person (whether or not a Director) to fill the position of chief executive officer (who may be the same person as the chairman of the Board). The chairman of the Board shall vacate that office if he vacates his office as a Director (otherwise than by the expiration of his term of office at a general meeting of the Company at which he is re-appointed).

(b)

The Board may from time to time appoint one or more of its body to hold any office or position with the Company for such period and on such terms as the Board may determine and may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company that may be involved in such revocation or termination or otherwise. Any person so appointed shall receive such remuneration, if any (whether by way of salary, commission, participation in profits or otherwise), as the Board may determine.

(c)

In addition, the Board may appoint any person, whether or not he is a Director, to hold such executive or official position (except that of Auditor) as the Board may from time to time determine. The same person may hold more than one office or executive or official position.

(d)

Any person elected or appointed pursuant to this article 103 shall hold his office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant, for any reason, the vacancy may be filled by the Board.

(e)

Except as provided in the Companies Acts or these articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to this article 103 shall be such as are determined from time to time by the Board.

(f)

The use or inclusion of the word “officer” (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” of the Company within the meaning of the Companies Acts.

MINUTES

104
(a)

The Board shall cause minutes to be made and books kept for the purpose of recording all of the proceedings and attendance at meetings of the Board and of any committee of the Board and at meetings of the Shareholders and of any class or series of Shareholders of the Company.

(b)

Subject to the requirements of the Companies Acts, the Board shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the minutes of meetings of

EATON 2016 Proxy Statement and Notice of Meeting    110

Back to Contents

the Shareholders and of any class or series of Shareholders of the Company (but not minutes of meetings of the Board or any committee of it) shall be open to the inspection of Shareholders not being Directors and no Shareholder (who is not a Director) shall have any right to inspect any account or book or document of the Company except as conferred by applicable law or authorised by the Board or, in a general meeting, by the Company.

SECRETARY

105

The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board. Any revocation or variation of such position shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him and the Company which may be involved in such revocation or variation or otherwise.

106

The duties of the Secretary shall be those prescribed by the Companies Acts, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Shareholders and the Board of the Company, and committees, and the authentication of records of the Company.

107

A provision of the Companies Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

108
(a)

The Company, in accordance with article 87, may have for use in any territory outside Ireland one or more additional Seals, each of which shall be a duplicate of the Seal with or without the addition on its face of the name of one or more territories, districts or places where it is to be used and a securities seal as provided for in the ~~Companies (Amendment)~~ Companies Acts ~~1977~~.

(b)

Any Authorised Person may affix the Seal of the Company over his signature alone to any document of the Company required to be authenticated or executed under Seal. Subject to the Companies Acts, any instrument to which a Seal is affixed shall be signed by one Authorised Person. As used in this article 108(b), “Authorised Person” means (i) any Director, the Secretary or any Assistant Secretary, and (ii) any other person authorised for such purpose by the Board from time to time (whether, in the case of this clause (ii), identified individually or collectively and whether identified by name, title, function or such other criteria as the Board may determine).

DIVIDENDS AND OTHER PAYMENTS

109
(a)

The Board may from time to time declare and pay such dividends to the Shareholders as appear to the Directors to be justified by the profits of the Company.

(b)

The Board may declare and pay dividends in any currency that the Board in its discretion shall choose.

110

Except insofar as the terms of issue of any shares otherwise provide, all shares issued on the record date for a dividend shall rank equally for such dividend.

111

The Board may deduct from any dividend or other moneys payable to a Shareholder (either alone or jointly with another) by the Company on or in respect of any shares all sums of money (if any) due from him (either alone or jointly with another) to the Company in respect of shares of the Company.

112

No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company, unless the terms of issue of that share otherwise expressly provide.

113
(a)

Any dividend or other sum payable in cash to the holder of a share may be paid by cheque, wire transfer or other means approved by the Board and, in the case of a cheque, may be sent through the post addressed to the

EATON 2016 Proxy Statement and Notice of Meeting    111

Back to Contents

holder at his address in the Register (or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the share at his registered address as appearing in the Register).

(b)

Every such cheque or wire transfer shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of one or more of the holders and shall be sent at his or their risk and payment of the cheque or wire transfer by the bank on which it is drawn or from which it is transferred (as the case may be) shall constitute a good discharge to the Company.

(c)

In addition, any dividend or other sum payable to the holder of a share may be paid by a bank or other funds transfer system or by such other means as may be approved by the Board and to or through such person as the holder or joint holders may direct in writing, and the Company shall have no responsibility for any sums lost or delayed in the course of any such transfer or when it has acted on any such direction.

(d)

Any one of two or more joint holders may give an effectual receipt for any dividend or other moneys payable or property distributable in respect of the shares held by such joint holders.

114
(a)

If (i) a payment for a dividend or other sum payable in respect of a share sent by the Company to the person entitled to it in accordance with these articles is left uncashed or is returned to the Company and, after reasonable enquiries, the Company is unable to establish any new address or, with respect to a payment to be made by a funds transfer system, a new account, for that person or (ii) such a payment is left uncashed or returned to the Company on two consecutive occasions, the Company shall not be obliged to send any dividends or other sums payable in respect of that share to that person until he notifies the Company of an address or, where the payment is to be made by a funds transfer system, details of the account, to be used for the purpose.

(b)

Subject to any applicable abandoned property, escheat or similar laws, any dividend or other distribution in respect of a share which is unclaimed for a period of 6 years from the date on which it became payable shall be forfeited and shall revert to the Company. The payment by the Company of any unclaimed dividend or other distribution payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of it.

115

The Board may, insofar as the Companies Acts permit, direct payment or satisfaction of any dividend or other distribution wholly or in part by the distribution of specific assets and, in particular, of fully or partly paid up shares, in accordance with the Companies Acts or other securities of any other corporation; and, where any difficulty arises in regard to such dividend or distribution, the Board may settle it as it thinks expedient, and in particular may authorise any person to sell and transfer any fractions, or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets, and may determine that cash payments shall be made to any Shareholders on the basis of the values so fixed in order to secure equality of distribution, and may vest any such specific assets in trustees as may seem expedient to the Board.

RESERVES

116

The Board may, before declaring any dividend or other distribution, set aside out of the profits of the Company such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such manner as the Board lawfully determines. The Board may also without placing the same to reserves carry forward any sums that it may think it prudent not to distribute.

CAPITALISATION OF RESERVES

117
(a)

Upon the recommendation of the Board, the Company may, by Ordinary Resolution, authorise the Board to cause any sum then standing to the credit of any of the Company’s reserves (including any capital redemption reserve fund, ~~or~~ share premium account or undenominated capital) or to the credit of the profit and loss account to be capitalised and applied on behalf of the Shareholders who would have been entitled to receive the same if the same had been distributed by way of dividend and in the same proportions either in or towards paying up amounts for then unpaid on any shares held by them respectively or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed credited as fully paid up to and amongst such holders in the proportions aforesaid) or

EATON 2016 Proxy Statement and Notice of Meeting    112

Back to Contents

partly in one way and partly in another, so however, that the only purpose for which sums standing to the credit of the capital redemption reserve fund, ~~or~~ the share premium account or undenominated capital shall be applied shall be those permitted by ~~Sections 62 and 64 of~~ the Companies ~~1963~~ Acts.

(b)

Upon the recommendation of the Board, the Company may, by Ordinary Resolution, authorise the Board to capitalise any part of the amount then standing to the credit of any of the Company’s reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those Shareholders of the Company who would have been entitled to that sum if it were distributed by way of dividend (and in the same proportions), and the Board shall give effect to such resolution.

118

Whenever an Ordinary Resolution is passed in pursuance of article 117, the Board shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Board to make such provision as it shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale amongst the Shareholders otherwise entitled to such fractions in due proportions) and also to authorise any person to enter on behalf of all of the Shareholders concerned into an agreement with the Company providing for the allotment to them respectively credited as fully paid up of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be effective and binding on all such Shareholders.

119
(a)

Whenever a capitalisation issue of shares is authorised under article 117, the Board may, subject to the rights attached to any particular class or series of shares, also decide to offer any Shareholder the right to elect to forego his entitlement to receive additional shares under such capitalisation issue (or such part of his entitlement as the Board may determine) and to receive instead a payment in cash (a “cash option”) in accordance with the following provisions of this article 119.

(b)

The amount payable under and all other terms of the cash option shall be decided by the Board, which may fix a limit on the extent to which an election for the cash option shall be effective (whether by reference to a part of any Shareholder’s total entitlement to additional shares or to the total number of additional shares in respect of which all such elections may be made on any occasion).

(c)

The Board shall give notice to the Shareholders of their rights of election in respect of the cash option and shall specify the procedure to be followed in order to make an election.

(d)

Payments to those Shareholders who elect to receive cash instead of their entitlement to further shares under such a capitalisation issue (“cash electors”) may, to the extent permitted by the Companies Acts, be made either (i) out of profits or reserves of the Company available for the payment of dividends or (ii) out of the net proceeds of sale of the shares to which the cash electors would have been entitled under such capitalisation issue but for their election to receive cash, or partly in one way and partly in the other, as the Board determines. To the extent that the Board determines that payment is to be made as in (ii) above, the Board shall be entitled to sell the additional shares to which the cash electors would have been entitled, to appoint some person to transfer those shares to the purchaser (who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale). The net proceeds of sale shall be applied in or towards payment of the amounts due to cash electors in respect of their cash entitlement and, to the extent that they exceed that entitlement, may be retained by the Company for its benefit.

(e)

The Board may decide that Shareholders resident in territories where, in the opinion of the Board, compliance with local laws or regulations would be unduly onerous if those Shareholders were to receive additional shares, shall be deemed to have exercised rights of election to receive cash.

(f)

The Board may determine that any sums due in respect of a cash option to all or some of those Shareholders whose registered addresses are in a particular territory shall be paid in a currency or currencies other than US dollars and, if it does so, the Board may fix or otherwise determine the basis of conversion into the other currency

EATON 2016 Proxy Statement and Notice of Meeting    113

Back to Contents

or currencies and payment of that converted amount in that currency shall be in full satisfaction of the entitlement to such sum.

120
(a)

The Board may, subject to the rights attached to any particular class or series of shares, offer any Shareholder the right to elect to receive further shares, credited as paid up, instead of cash in respect of all (or some part) of any dividend (a “scrip dividend”) in accordance with the following provisions of this article 120.

(b)

The basis of allotment of the further shares shall be decided by the Board so that, as nearly as may be considered convenient, the value of the further shares, including any fractional entitlement, is equal to the amount of the cash dividend which would otherwise have been paid. For these purposes the value of the further shares shall be calculated in such manner as may be determined by the Board, but the value shall not in any event be less than the nominal value of a share.

(c)

The Board shall give notice to the Shareholders of their rights of election in respect of the scrip dividend and shall specify the procedure to be followed in order to make an election.

(d)

The dividend or that part of it in respect of which an election for the scrip dividend is made shall not be paid and instead further shares shall be allotted in accordance with elections duly made and the Board shall capitalise a sum equal to not less than the aggregate nominal value of, nor more than the aggregate “value” (as determined under article 120(b)) of, the shares to be allotted, as the Board may determine out of such sums available for the purpose as the Board may consider appropriate.

(e)

The Board may decide that the right to elect for any scrip dividend shall not be made available to Shareholders resident in any territory where, in the opinion of the Board, compliance by the Company with local laws or regulations would be unduly onerous.

(f)

The Board may do all acts and things considered necessary or expedient to give effect to the provisions of a scrip dividend election and the issue of any shares in accordance with the provisions of this article 120, and may make such provisions as it thinks fit for the case of shares becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than to the Shareholders concerned).

(g)

The Board may from time to time establish or vary a procedure for election mandates, under which a holder of shares may, in respect of any future dividends for which a right of election pursuant to this article 120 is offered, elect to receive further shares in lieu of such dividend on the terms of such mandate.

RECORD DATES

121
(a)

For any lawful purpose, including, without limitation, the determination of the Shareholders who are entitled to:

(i)

receive notice of or to vote at a meeting of Shareholders;

(ii)

receive payment of any dividend or distribution;

(iii)

receive or exercise rights of purchase of or subscription for, or exchange or conversion of, share or other securities, subject to contract rights with respect thereto; or

(iv)

participate in the execution of written consents, waivers or releases,

the Directors may fix a record date which shall not be a date earlier than the date on which the record date is fixed and, in the cases provided for in clauses (i), (ii) and (iii) above, shall not be more than sixty days preceding the date of the meeting of the Shareholders, or the date fixed for the payment of any dividend or distribution, or the date fixed for the receipt of the exercise of rights, as the case may be.

(b)

If a meeting of the Shareholders is called by persons entitled to call the same, or action is taken by Shareholders without a meeting, and if the Directors fail to refuse, within such time as the persons calling such meeting or initiating such other action may request, to fix a record date for the purpose of article 121(a), then the persons calling such meeting or initiating such other action may fix a record date for such purpose, subject to the limitations set forth in article 121(a).

EATON 2016 Proxy Statement and Notice of Meeting    114

Back to Contents

(c)

The record date for the purpose of article 121(a)(i) shall continue to be the record date for all adjournments of such meeting, unless the Directors or the person who shall have fixed the original record date shall, subject to the limitations set forth in article 121(a), fix another date, and in case a new record date is so fixed, notice of the record date and of the date to which the meeting shall have been adjourned shall be given to shareholders of record as of said date in accordance with the same requirements as those applying to a meeting newly called.

(d)

Subject to section ~~121~~ 174 of the ~~1963~~ Act, the Directors may close the Register during the whole or any part of the period provided for in article 121(a), including the date of the meeting of the Shareholders and the period ending with the date, if any, to which adjourned.

(e)

If no record date is fixed therefor, the record date for determining the Shareholders who are entitled to receive notice of, or who are entitled to vote at, a meeting of Shareholders, shall be the date next preceding the day on which notice is given, or the date next preceding the day on which the meeting is held, as the case may be.

SERVICE OF NOTICES AND OTHER DOCUMENTS

122

Any notice or other document may be sent to, served on or delivered to any Shareholder by the Company either personally or by sending it by electronic record, facsimile, through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register or by any other means permitted under applicable law. Acknowledgement of receipt shall not be required and is not a condition of valid service of due notice.

123

Any notice or other document shall be deemed to have been served or delivered:

(a)

if given by facsimile, 24 hours after the time such facsimile is transmitted and the appropriate confirmation is received;

(b)

if mailed, 24 hours after deposited in the mail, in a postage-prepaid letter addressed to the Shareholder at his address as it appears in the Register;

(c)

if sent by email or other electronic transmission, 24 hours after such email or other electronic submission is transmitted; or

(d)

if published as an electronic record on a website, 24 hours after the time that the notice or other document is published on the website, provided the Shareholder has previously consented to receipt of notice by means of such delivery as provided in article 126 or otherwise; and

(e)

if given by any other means, when delivered at the applicable address;

and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post, except in respect of electronic means of service where the record of the Company’s or its agent’s system shall be deemed to be the definitive record of delivery.

124

For purposes of these articles and the ~~1963~~ Companies Acts, a document shall be deemed to have been sent to a Shareholder if a notice is given, served, sent or delivered to the Shareholder in accordance with article 122 and the notice specifies the website or hyperlink or other electronic link at or through which the Shareholder may obtain a copy of the relevant document.

125

Any notice of a general meeting of the Company shall be deemed to be duly given to a shareholder, or other person entitled to it, if it is sent to him by cable, telex, telecopier, electronic mail or other mode of representing or reproducing words in a legible and nontransitory form at his address as appearing in the Register or any other address given by him to the Company for this purpose. Any such notice shall be deemed to have been served 24 hours after its dispatch.

126

Any requirement in these articles for the consent of a Shareholder in regard to the receipt by such Shareholder of electronic mail or other means of electronic communications approved by the Board, including the receipt of the Company’s audited accounts and the Directors’ and auditors’ reports thereon, shall be deemed to have been satisfied where the Company has sent written notice to the Shareholder informing him of its intention to use electronic communications for such purposes and the Shareholder has not, within four weeks of the issue of such notice, served an objection in writing to the Company to such proposal. Where a Shareholder has given, or is deemed to have given, his consent to the receipt by such Shareholder of electronic mail or other means of electronic communications approved

EATON 2016 Proxy Statement and Notice of Meeting    115

Back to Contents

by the Board, he may revoke such consent at any time by requesting the Company to communicate with him in written form; provided, however, that such revocation shall not take effect until 5 days after written notice of the revocation is received at the Registered Office (or at such other place as may be specified by the Board from time to time).

127

In the case of joint holders of a Share, service or delivery of any notice or other document on or to the joint holder first named on the Register shall for all purposes be deemed as sufficient service on or delivery to all of the joint holders.

128

Any notice or other document delivered, sent or given to a shareholder in any manner permitted by these articles shall, notwithstanding that such shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such shareholder as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

129

In the case of a person entitled by transmission to a share whose entitlement has been noted in the Register, any notice or other document shall be served on or delivered to him as if he were the holder of that share and his address noted in the Register were his registered address. A notice may be given by the Company to any other person entitled by transmission to a share by sending it through the post in a prepaid letter addressed to such person by name or by title of representatives of the deceased or official assignee in bankruptcy or by any like description at the address supplied for the purpose by the person claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

130

The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

SHAREHOLDER RIGHTS PLAN

131

Subject to applicable law, the Board is hereby expressly authorised to adopt any shareholder rights plan or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all shareholders will have rights to acquire Shares or interests in Shares at a discounted price, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

WINDING UP

132

If the Company is wound up, the liquidator may, with the sanction of a Special Resolution and any other sanction required under applicable law:

(a)

divide among the Shareholders in cash or in kind the whole or any part of the assets of the Company (whether they consist of property of the same kind or not) and for such purposes set such value as he deems fair on any property to be so divided and determine how such division shall be carried out as between the Shareholders or different classes or series of Shareholders (without prejudice to the rights attaching to any class or series of shares by virtue of these articles or the terms of issue of any such shares); and

(b)

vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator thinks fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

133

In case of a sale by the liquidator under Section ~~260~~ 601 of the ~~1963~~ Act, the liquidator may by the contract of sale agree to bind all of the Shareholders for the allotment to the Shareholders direct of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract set a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Shareholders conferred by the said Section.

EATON 2016 Proxy Statement and Notice of Meeting    116

Back to Contents

134

The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another corporation, either then already constituted or about to be constituted for the purpose of carrying out the sale.

INDEMNIFICATION

135
(a)

Subject to articles 135(g) and 135(h), the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action, suit or proceeding by or in the right of the Company) by reason of the fact that he or she is or was an Indemnified Person, against expenses (including legal fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnified Person in connection with such action, suit or proceeding if such Indemnified Person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, or reasonably believed to be in or not opposed to the best interests of the relevant employee benefit plan of the Company or any Group Company, and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person (i) did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, or reasonably believed to be in or not opposed to the best interests of such employee benefit plan, and (ii) with respect to any criminal proceeding, had reasonable cause to believe his or her conduct was unlawful.

(b)

Subject to articles 135(g) and 135(h), the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favour by reason of the fact that he or she is or was an Indemnified Person, against expenses (including legal fees) actually and reasonably incurred by such Indemnified Person in connection with such action, suit or proceeding if such Indemnified Person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, or reasonably believed to be in or not opposed to the best interests of the relevant employee benefit plan of the Company or any Group Company, and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable for wilful neglect or wilful default in the performance of his or her duty to the Company or to such employee benefit plan unless and only to the extent that the Irish High Court or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such Indemnified Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(c)

Subject to articles 135(g) and 135(h), to the extent that an Indemnified Person shall be successful on the merits or otherwise in defence, of any action, suit or proceeding referred to in articles 135(a) and 135(b) above, or in defence of any claim, issue or matter therein, he or she shall be indemnified against expenses (including legal fees) actually and reasonably incurred by him or her in connection therewith.

(d)

Any indemnification under articles 135(a) and 135(b) above (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in articles 135(a) and 135(b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable (or, even if obtainable, if a quorum of disinterested Directors so directs), by independent legal counsel in a written opinion, or (iii) by the Shareholders entitled to vote at general meetings of the Company.

(e)

The Board shall have power to purchase and maintain insurances for the benefit of any persons who are or were at any time Indemnified Persons or employees or agents of the Company, or any Group Company or of any other corporation or employee benefit plan in which the Company or any Group Company has any direct or indirect interest, including insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported performance of their duties or powers or offices in relation to the Company or such other corporation.

(f)

Subject to articles 135(g) and 135(h), expenses incurred by an Indemnified Person in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or

EATON 2016 Proxy Statement and Notice of Meeting    117

Back to Contents

proceeding as authorised by the Board in the manner provided in article 135(d), upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorised in this article 135.

(g)

The provisions for indemnity contained in these articles shall have effect to the fullest extent permitted by law, but shall not extend to any matter which would render them void pursuant to the Companies Acts.

(h)

The rights to indemnification and reimbursement of expenses provided by these articles are in addition to (i) any other rights to which a person may be entitled, including any other rights under these articles, under any other applicable bye-laws or articles of any other corporation, under any agreement, under any insurance purchased by the Company or any Group Company, pursuant to any vote of shareholders or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, both as to action in his or her official capacity while holding such office and as to action in another capacity while holding such office, and (ii) the power of the Company to indemnify or otherwise make payments (without prior commitment upon the authorisation of the Board) of the type contemplated by this article 135 in respect of any person who is or was an employee, office holder or Director of the Company or of another corporation, any joint venture, trust or other enterprise which he is serving or has served at the request of the Company. The indemnification provided by this article shall continue as to a person who has ceased to be an Indemnified Person and shall inure to the benefit of his heirs, executors and administrators.

(i)

In this article 135, the term “Indemnified Person” means any officer of the Company (including any Director or Secretary) or any other person appointed pursuant to article 103, any member of a committee constituted under article 93, any person acting as an office holder of the Company, any person holding any other executive or official position of the Company, any employee or agent of the Company, and any person serving at the request of the Company as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company or any Group Company. As used in this article, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved.

(j)

To the fullest extent permitted under Irish law, no Director, officer of the Company or other person appointed pursuant to article 103 (each, a “Covered Person”) shall be liable or answerable for the acts, receipts, neglects, or defaults of any other Covered Person or for joining in any receipt or other act for conformity or for any loss or expense happening to the Company through the insufficiency or deficiency of any security in or upon which any of the monies of the Company shall be invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any monies, securities or effects shall be deposited, or for any loss occasioned by any error of judgment or oversight on his or her part, or for any other loss, damage, or misfortune whatever which shall happen in or about the execution of the duties of his or her office or other position with the Company or in relation thereto, unless the same happen through his or her own wilful neglect or wilful default.

UNTRACED SHAREHOLDERS

136
(a)

The Company shall be entitled to sell at the best price reasonably obtainable at the time of sale the shares of a Shareholder or the shares to which a person is entitled by transmission if and provided that:

(i)

during a period of six years no dividend in respect of those shares has been claimed and at least three cash dividends have become payable on the shares in question;

(ii)

on or after expiry of that period of six years the Company has inserted an advertisement in a newspaper circulating in the area of the last-registered address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these articles and in a national newspaper published in the relevant country, giving notice of its intention to sell such shares;

(iii)

during that period of six years and the period of three months following the publication of such advertisement the Company has not received any communication from such Shareholder or person entitled by transmission; and

EATON 2016 Proxy Statement and Notice of Meeting    118

Back to Contents

(iv)

if so required by the rules of any securities exchange upon which the shares in question are then listed, notice has been given to that exchange of the Company’s intention to make such sale.

(b)

To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

(c)

The Company may only exercise the powers granted to it in sub-paragraph (a) and (b) above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

(d)

Any stock transfer form to be executed by the Company in order to sell or transfer a share pursuant to sub-paragraph (a) may be executed in accordance with article 38(b).

(e)

The Company’s power of sale shall extend to any share which, on or before the date or first date on which any advertisement referred to in clause (ii) of article 136(a) appears, is issued (by way of bonus or otherwise) in respect of a share to which article 136(f) applies.

(f)

To give effect to any such sale the Board may authorize some person to transfer the shares to the purchaser who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or person entitled by transmission for an amount equal to such proceeds and shall enter the name of such former Shareholder or person entitled by transmission in the books of the Company as a creditor for such amount (and, provided that the Company shall have complied with this article 136 and any applicable abandoned property, escheat or similar laws, the Company shall have no other liability to any person). No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board may from time to time think fit.

We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Names, addresses and descriptions of Subscribers	Number of shares taken by each Subscriber
Patrick Spicer For and on behalf of MATSACK NOMINEES LIMITED 70 Sir John Rogerson’s Quay, Dublin 2. Body Corporate	One
Total shares taken	One

Dated 4th day of May 2012

Witness to the above signature:

Name:	Sean Forde
Address:	70 Sir John Rogerson’s Quay Dublin 2
Occupation:	Company Secretary

EATON 2016 Proxy Statement and Notice of Meeting    119

Back to Contents

Appendix A – Part 2

Companies Act~~s 1963 to 2012~~ 2014

A PUBLIC COMPANY LIMITED BY SHARES

~~MEMORANDUM OF ASSOCIATION~~CONSTITUTION

-of-

EATON CORPORATION PUBLIC LIMITED COMPANY

MEMORANDUM OF ASSOCIATION

1

The name of the Company is Eaton Corporation Public Limited Company.

2

The Company is to be a public limited company.

3

The objects for which the Company is established are:

3.1

To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s Board and to exercise its powers as a shareholder of other companies.

3.2

To carry on all or any of the businesses of producers, manufacturers, servicers, buyers, sellers, and distributing agents of and dealers in all kinds of goods, products, merchandise and real and personal property of every class and description; and to acquire, own, hold, lease, sell, mortgage, or otherwise deal in and dispose of such real estate and personal property as may be necessary or useful in connection with said business or the carrying out of any of the purposes of the Company.

3.3

To exercise and enforce all rights and powers conferred to or incidental upon the ownership of any shares, stock obligations or other securities acquired by the Company including without prejudice to the generality of the foregoing all such powers of veto or control as may be conferred by virtue of the holding by the Company of such special proportion of the issued or nominal amount thereof and to provide managerial and other executive, supervisory and consultant services for or in relation to any corporation in which the Company is interested upon such terms as may be thought fit.

3.4

To acquire any such shares and other securities as are mentioned in the preceding paragraphs by subscription, syndicate participation, tender, purchase, exchange or otherwise and to subscribe for the same, either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.5

To co-ordinate the administration, policies, management, supervision, control, research, planning, trading and any and all other activities of, and to act as financial advisers and consultants to, any corporation or corporations now or hereafter incorporated or acquired which may be or may become a Group Company of, or an Affiliate of or to any corporation or corporations now or hereafter incorporated or acquired (which are not Group Companies) with which the Company may be or may become associated.

3.6

To provide financing and financial investment, management and advisory services to any Group Company or Affiliate, which shall include granting or providing credit and financial accommodation, lending and making advances with or without interest to any Group Company or Affiliate and lending to or depositing with any bank funds or other assets to provide security (by way of mortgage, charge, pledge, lien or otherwise) for loans or other forms of financing granted to such Group Company or Affiliate by such bank.

3.7

To lease, acquire by purchase or otherwise and hold, sell, dispose of and deal in real property and in personal property of all kinds wheresoever situated.

3.8

To enter into any guarantee, contract of indemnity or suretyship and to assure, support or secure with or without consideration or benefit the performance of any obligations of any person or persons and to guarantee the fidelity of individuals filling or about to fill situations of trust or confidence.

3.9

To acquire or undertake the whole or any part of the business, property and liabilities of any person carrying on any business that the Company is authorised to carry on.

EATON 2016 Proxy Statement and Notice of Meeting    120

Back to Contents

3.10

To apply for, register, purchase, lease, acquire, hold, use, control, license, sell, assign or dispose of patents, patent rights, copyrights, trade marks, formulae, licences, inventions, processes, distinctive marks, technology and know-how and the like conferring any exclusive or non-exclusive or limited right to use or any secret or other information as to any invention or technology which may seem capable of being used, for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise tum to account the property rights or information so acquired.

3.11

To enter into partnership, merger, consolidation, amalgamation or into any arrangement for sharing of profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person carrying on or engaged in or about to carry on or engage in any business or transaction that the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as to benefit the Company.

3.12

To take or otherwise acquire and hold securities in any other corporation.

3.13

To lend money to any employee or to any person having dealings with the Company or any Group Company or with whom the Company or any Group Company proposes to have dealings or to any other corporation (including any Group Company) any of whose shares are held directly or indirectly by the Company or any Group Company.

3.14

To apply for, secure or acquire by grant, legislative enactment, assignment, transfer, purchase or otherwise and to exercise, carry out and enjoy any charter, licence, power, authority, franchise, concession, right or privilege, that any government or authority, corporation or public body may be empowered to grant, and to pay for, aid in and contribute toward carrying it into effect and to assume any liabilities or obligations incidental thereto and to enter into any arrangements with any governments, authorities or public bodies, supreme, municipal, local or otherwise, that may seem conducive to the Company’s objects or any of them.

3.15

To perform any duty or duties imposed on the Company by or under any enactment and to exercise any power conferred on the Company by or under any enactment.

3.16

To incorporate or cause to be incorporated any one or more subsidiaries (within the meaning of ~~Section 155 of~~ the Companies Acts ~~1963~~) of the Company for the purpose of carrying on any business.

3.17

To establish and support or aid in the establishment and support of associations, institutions, funds or trusts for the benefit of employees, directors and/or consultants or former employees, directors and/or consultants of the Company or its predecessors or any of its subsidiary or associated companies, or the dependants or connections of such employees, directors and/or consultants or former employees, directors and/or consultants and grant gratuities, pensions and allowances, including the establishment of share option schemes, enabling employees, directors and/or consultants of the Company or other persons aforesaid to become shareholders in the Company, or otherwise to participate in the profits of the Company upon such terms and in such manner as the Company thinks fit, and to make payments towards insurance or for any object similar to those set forth in this paragraph.

3.18

To issue securities of the Company (or contracts, options or warrants to subscribe for, or other rights or interests in, or in respect of, such securities) directly to any employees of the Company or Group Company, in consideration for employment or other services performed by those employees and to establish and support or aid in the establishment and support of associations, institutions, funds or trusts for the benefit of employees, directors or consultants or former employees, directors or consultants of the Company or its predecessors or any Group Companies or Affiliates, or the dependants or connected persons of such employees, directors or consultants or former employees, directors or consultants and grant gratuities, pensions and allowances, including the establishment of share option schemes or employee share schemes, enabling employees, directors or consultants of the Company or other persons aforesaid to become shareholders in the Company, or otherwise to participate in the profits of the Company upon such terms and in such manner as the Company thinks fit, and to make payments towards insurance or for any object similar to those set forth in this paragraph.

3.19

To establish and contribute to any scheme for the purchase by trustees of shares in the Company to be held for the benefit of the Company’s employees or the employees of any Group Companies or Affiliates and to lend or otherwise provide money to the trustees of such schemes or the Company’s employees or the employees of any Group Companies or Affiliates to enable them to purchase shares of the Company.

3.20

To grant bonuses to any person or persons who are or have been in the employment of the Company or any Group Companies or Affiliates or any person or persons who are or have been directors of, or consultants to, the Company or any of its Group Companies or Affiliates.

3.21

To establish any scheme or otherwise to provide for the purchase by or on behalf of customers of the Company or of any Group Company or Affiliate of shares in the Company.

EATON 2016 Proxy Statement and Notice of Meeting    121

Back to Contents

3.22

To subscribe or guarantee money for charitable, benevolent, educational or religious objects or for any exhibition or for any public, general or useful objects.

3.23

To promote any corporation for the purpose of acquiring or taking over any of the property and liabilities of the Company or any Group Company or Affiliate or for any other purpose that may benefit the Company or any Group Company or Affiliate.

3.24

To purchase, lease, take in exchange, hire or otherwise acquire any personal property and any rights or privileges that the Company considers necessary or convenient for the purposes of its business.

3.25

To construct, maintain, alter, renovate and demolish any buildings or works necessary or convenient for its objects.

3.26

To construct, improve, maintain, work, manage, carry out or control any roads, ways, tramways, branches or sidings, bridges, reservoirs, watercourses, wharves, factories, warehouses, electric works, shops, stores and other works and conveniences that may advance the interests of the Company or any Group Company or Affiliate and contribute to, subsidise or otherwise assist or take part in the construction, improvement, maintenance, working, management, carrying out or control thereof.

3.27

To raise and assist in raising money for, and aid by way of bonus, loan, promise, endorsement, guarantee or otherwise, any person and guarantee the performance or fulfilment of any contracts or obligations of any person, and in particular guarantee the payment of the principal of and interest on the debt obligations of any such person.

3.28

To guarantee, support, secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm, or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by ~~section 155 of~~ the ~~1963~~ Companies Acts, or a subsidiary as therein defined of any such holding company or otherwise associated by the Company in business.

3.29

To borrow or raise finance or secure the payment of money (including money in a currency other than the currency of Ireland) in such manner as the Company shall think fit and in particular by the issue of debentures or any other securities (or contracts, options or warrants to subscribe for, or other rights or interests in, or in respect of, such securities), perpetual or otherwise, charged upon all or any of the Company’s property, both present and future, including its unissued capital or otherwise and to purchase, redeem or pay off any such securities.

3.30

To enter into, invest or engage in, acquire, hold or dispose of any financial instruments or risk management instruments, whether or not of a type currently in existence, and currency exchange, interest rate or commodity or index linked transactions (whether in connection with or incidental to any other contract, undertaking or business entered into or carried on by the Company or whether as an independent object or activity), including securities in respect of which the return or redemption amount is calculated by reference to any index, price or rate, monetary and financial instruments of all kinds, futures contracts, swaps and hedges (including credit default, interest rate and currency swaps and hedges of any kind whatsoever), options contracts, contracts for differences, commodities (including bullion and other precious metals), forward rate agreements, debentures, debenture stock, warrants, commercial paper, promissory notes, mortgage backed securities, asset backed securities, dealings in foreign currency, spot and forward rate exchange contracts, caps, floors, collars, and any other foreign exchange, interest rate or commodity or index linked arrangements, and such other instruments whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other purpose and to enter into any contract for and to exercise and enforce all rights and powers conferred by or incidental, directly or indirectly, to such transactions or the termination of any such transactions.

3.31

To carry on the business of financing and re-financing whether asset based or not (including financing and re-financing of financial assets), including managing financial assets with or without security in whatever currency including financing or re-financing by way of loan, acceptance credits, commercial paper, euro medium term bonds, euro bonds, asset-backed securities, securitisation, synthetic securitisation, collateralised debt obligations, bank placements, leasing, hire purchase, credit sale, conditional sale, factoring, forfeiting, invoice discounting, note issue facilities, project financing, bond issuances, participation and syndications, assignment, novation, factoring, discounting, participation, sub-participation, derivative contracts, securities/stock lending contracts, repurchase agreements or other appropriate methods of finance and to discount mortgage receivables, loan receivables and lease rentals for persons wherever situated in any currency whatsoever, and to do all of the foregoing as principal, agent or broker.

EATON 2016 Proxy Statement and Notice of Meeting    122

Back to Contents

3.32

To remunerate any person or corporation for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital or any debentures, debenture stock or other securities of the Company or of any Group Company or Affiliate or in or about the formation or promotion of the Company, any Group Companies or Affiliate or the conduct of their business.

3.33

To draw, make, accept, endorse, discount, execute and issue bills of exchange, promissory notes, bills of lading, warrants and other negotiable or transferable instruments.

3.34

To sell, lease, exchange or otherwise dispose of the undertaking of the Company or any part thereof as an entirety or substantially as an entirety for such consideration as the Company thinks fit.

3.35

To sell, improve, manage, develop, exchange, lease, dispose of, turn to account or otherwise deal with the property of the Company in the ordinary course of its business.

3.36

To adopt such means of making known the products of the Company or of any Group Company or Affiliate as may seem expedient, and in particular by advertising, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes and rewards and making donations.

3.37

To cause the Company to be registered and recognised in any foreign jurisdiction, and designate persons therein according to the laws of that foreign jurisdiction or to represent the Company and to accept service for and on behalf of the Company of any process or suit.

3.38

To allot and issue fully-paid shares of the Company in payment or part payment of any property purchased or otherwise acquired by the Company or for any past services performed for the Company or any Group Company.

3.39

To distribute among the members of the Company in cash, kind, specie or otherwise as may be resolved, by way of dividend, bonus or in any other manner considered advisable, any property of the Company, subject always to the provisions of the Companies Acts ~~1963 to 2012~~ and any other applicable laws.

3.40

To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company’s or any other trade or business or providing or safeguarding against the same, or resisting or opposing any strike, movement or organisation, which may be thought detrimental to the interests of the Company or any Group Companies or its or their employees and to subscribe to any association or fund for any such purposes.

3.41

To establish agencies and/or branches.

3.42

To take or hold mortgages, hypothecations, liens and charges to secure payment of the purchase price, or of any unpaid balance of the purchase price, of any part of the property of the Company of whatsoever kind sold by the Company, or for any money due to the Company from purchasers and others and to sell or otherwise dispose of any such mortgage, hypothecation, lien or charge.

3.43

To pay all costs and expenses of or incidental to the incorporation and organisation of the Company.

3.44

To invest and deal with the moneys of the Company not immediately required for the other objects of the Company in such manner as may be determined.

3.45

To do any of the things authorised by this memorandum as principals, agents, contractors, trustees or otherwise, and either alone or in conjunction with others.

3.46

To do all such other things as are incidental or conductive to the attainment of the objects and the exercise of the powers of the Company.

3.47

To make voluntary dispositions of all or any part of the property and rights of the Company and to make gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.

3.48

To receive voluntary dispositions of all or any part of the property and rights of any other corporation and to receive gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.

3.49

To the extent permitted by law, to give whether directly or indirectly, any kind of financial assistance for the purchase of shares in or debentures of the Company or any corporation which is at any given time the Company’s holding company.

3.50

To reduce the share capital of the Company in any manner permitted by law.

3.51

To carry on any other business, except the issuing of policies of insurance, which may seem to the Company capable of being conveniently carried on in connection with the above, or calculated directly or indirectly to enhance the value of or render profitable any of the Company’s property or rights.

EATON 2016 Proxy Statement and Notice of Meeting    123

Back to Contents

NOTE A: The objects specified in each paragraph of this clause shall, except where otherwise expressed in such paragraph, be in no way limited or restricted by reference to, or inference from, the terms of any other paragraph.

NOTE B: It is hereby declared that the word “company” in this clause (except where it refers to this Company) will be deemed to have the same meaning as the word “corporation” as defined in the articles of association of the Company.

4

The liability of the members is limited.

5

The share capital of the Company is $7,610,000 and €40,000 divided into 750,000,000 Ordinary Shares of $0.01 each, 10,000,000 Serial Preferred Shares of $0.01 each, 10,000 A Preferred Shares of $1.00 each and 40,000 Euro Deferred Shares of €1.00 each.

6

For the purposes of this memorandum of association, (a) the terms “corporation”, “Group Company” and “Affiliate” have the meanings ascribed to such terms in the articles of association of the Company, (b) the words “including” and “includes” shall be deemed to be followed by the words “without limitation,” and (c) unless a clear contrary intention appears, the word “or” shall be deemed to be used in the inclusive sense of “and/or.”

~~We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.~~

~~Names, addresses and descriptions of Subscribers~~	~~Number of shares taken by each Subscriber~~
~~Patrick Spicer~~	~~One~~
~~For and on behalf of MATSACK NOMINEES LIMITED 70 Sir John Rogerson’s Quay, Dublin 2. Body Corporate~~
~~Total shares taken~~	~~One~~

~~Dated 4th day of May 2012~~

~~Witness to the above signature:~~

~~Name:~~	~~Sean Forde~~
~~Address:~~	~~70 Sir John Rogerson’s Quay Dublin 2~~
~~Occupation:~~	~~Company Secretary~~

EATON 2016 Proxy Statement and Notice of Meeting    124

Back to Contents

Appendix B

Part 1

Summary of Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt Out

Sections of the Companies Act 2014 from which the Company proposes to opt out	Relevant section of current Articles of Association	Company’s reason for opting out of the section
43(2) and (3)	108

Sections 43(2) and (3) deal with the use of the common seal of a company. We propose to opt out of these sections as an equivalent, but more detailed, provision for the use of the Company’s common seal is made in Article 108.

65(2) to 62(7)	Not applicable

Sections 65(2) to (7) deal with the power of a company to convert shares into stock and reconvert stock into shares. We propose to opt out of these sections as they are not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.

66(4)	6(b)	Section 66(4) deals with the allotment of redeemable shares. We propose to opt out of this section as such matter is already provided for in Article 6(b).
69	6	Section 69 deals with the allotment of shares. We propose to opt out of this section as such matter is already provided for in Article 6.
77 to 81	18 to 34

Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. We propose to opt out of these sections as such matters are already provided for in Articles 18 to 34.

88	6(a)	Section 88 deals with the variation of rights attaching to shares. We propose to opt out of this section as such matter is already provided for in Article 6(a).
94(8)	37

Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. We propose to opt out of this section as such matter is already provided for in Article 37.

95(1)	38(e)	Section 95(1) deals with restrictions on the transfer of shares. We propose to opt out of this section as such matter is already provided for in Article 38(e).
96(2) to (11) and 97(3)	40 to 43	Sections 96(2) to (11) and 97(3) deal with transmission of shares in a company. We propose to opt out of these sections as such matter is already provided for in Articles 40 to 43.
124 and 125	109 to 115	Sections 124 and 125 deal with the declaration and payment of dividends by a company. We propose to opt out of these sections as such matters are already provided for in Articles 109 to 115.
126	117 to 120

Section 126 deals with the capitalization of a company’s reserves for the purposes of making bonus issues of shares. We propose to opt out of this section as such matter is already provided for in Articles 117 to 120.

144(3)	74 to 78	Section 144(3) deals with the appointment of directors. We propose to opt out of this section as such matter is already provided for in Articles 74 to 78.
148(2)	79	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. We propose to opt out of this section as such matter is already provided for in Article 79.
155	81 and 82	Section 69 deals with remuneration of directors. We propose to opt out of this section as such matter is already provided for in Articles 81 and 82.
157 to 165	85 to 104

Sections 157 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. We propose to opt out of these sections as such matters are already provided for in Articles 85 to 104.

180(5),181(1) and 181(6)	48 and 49

Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given and who is entitled to receive such notices. We propose to opt out of these sections as such matter is already provided for in Articles 48 and 49.

182(2),(4) and (5)	53	Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. We propose to opt out of these sections as such matters are already provided for in Article 53.
183(3)	71	We propose to opt out of Section 183(3) as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by Article 71.
183(6)	71	Section 183(6) stipulates the time by which proxues must be sent to the Company. We propose to opt out of this section and include a longer time period for shareholders to send proxies.

EATON 2016 Proxy Statement and Notice of Meeting    125

Back to Contents

Sections of the Companies Act 2014 from which the Company proposes to opt out	Relevant section of current Articles of Association	Company’s reason for opting out of the section
186(c)	50

Section 186(c) deals with one aspect of the business of the annual general meeting. We propose to opt out of this section as the entire business of the annual general meeting is already provided for in Article 50.

187 and 188	51 to 70	Sections 187 and 188 deal with the conduct of general meetings and voting at such meetings. We propose to opt out of these sections as such matters are already provided for in Articles 51 to 70.
218(1), (3), (4) and (5)	122 to 130	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. We propose to opt out of these sections as such matter is already provided for in Articles 122 to 130.
229(1), 230 and 1113	83 and 84	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. We propose to opt out of these sections as such matters are provided for in Articles 83 and 84.
338(5) and (6) and 339(7)	122 to 130

Sections 338(5) and (6) and 339(7) deal with delivery of financial statements via the website of a company. We propose to opt out of these sections as such matter is already provided for in Articles 122 to 130.

618(1)(b)	132	Section 618(1)(b) deals with the distribution of property on a winding up of a company. We propose to opt out of this section as such matter is already provided for in Article 132.
620(8)	114(b)	Section 620(8) stipulates the timeframe for claiming dividends. We propose to opt out of this section as such matter is already provided for in Article 114(b).
1090	74, 75 and 78	Section 1090 deals with the rotation of directors. We propose to opt out of this section as such matter is provided for in Article 74, 75 and 78.
1092	81 and 82	Section 1092 deals with the remuneration of directors. We propose to opt out of this section as this matter is already provided for in Articles 81 and 82.
1093 and 193(1)	52	Section 1093 deals with written resolutions of members. We propose to opt out of this section as this matter is already provided for in Article 52.

Part 2

Summary of Optional Provisions in the Companies Act 2014 From Which the Company Does Not Propose to Opt Out

Sections of the Companies Act 2014 from which the Company does not propose to opt out	Reason the Company does not propose to opt out of the section
83 and 84	Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the Companies Act 2014.
424	Section 424 is being retained as it contains the power to re-issue redeemed debentures under the Companies Act 2014.
1020	Section 1020 is being retained as it contains the power necessary for a company to make public offers of securities under the Companies Act 2014.

EATON 2016 Proxy Statement and Notice of Meeting    126

Back to Contents

Part 3

Summary of amendments being made relating to the Companies Act 2014 and for administrative reasons

Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the Companies Act 2014 became effective on June 1, 2015 are replaced by references to the Companies Act 2014	To ensure that our Memorandum and Articles of Association are consistent with the statutory references in the Companies Act 2014.
Insertion of references to undenominated capital in Articles 11 and 117

The expression “undenominated capital” is being inserted as this expression is now used in the Companies Act 2014 to refer to that part of a company’s issued share capital which is not represented by the nominal (or par) value paid up on a company’s issued shares.

Amendment to Article 50

Article 50 is being updated in order to ensure that it is consistent with section 186 of the Companies Act 2014 (which codifies and updates the common law position as to what constitutes the ordinary business of an annual general meeting) while still reflecting what the Company usually regards as ordinary business.

Amendment to Articles 59(b) and 76(b)	Articles 59(b) and 76(b) are being amended to remove outdated text with respect to the Company’s first annual general meeting.
Amendment to Article 71

Section 183(6) of the Companies Act 2014 stipulates the time by which proxies must be sent to the Company. Section 183(6) states that shareholders must send proxies no later than 48 hours before the meeting. We are amending this period (as permitted under Section 183(6)) to 3 hours, to allow shareholders more time to send proxies.

New Article 83(c)

Section 228(1)(d) of the Companies Act 2014 codifies the common law restriction on the use of company property by directors save to the extent permitted by a company’s constitution. A new Article 83(c) is being adopted so that our directors may continue to use Company property pursuant to or in connection with the exercise of performance of their duties, functions and powers as directors or employees.

Moving the subscription clause from the end of our memorandum of association to the end of our articles of association	As provided for in Schedule 9 of the Companies Act 2014, the subscription clause has been moved from the end of our memorandum of association to the end of our articles of association.

EATON 2016 Proxy Statement and Notice of Meeting    127

Back to Contents

Appendix C

Note: the amendments set out in this Appendix C are reflected as a comparison to the Articles of Association of the Company as of the date of this proxy statement. Additional amendments will be made to the provisions of the Articles of Association included in this Appendix C if shareholders approve Proposal 2. For the sake of completeness and to show all of the proposed amendments to the Articles of Association of the Company, these proposed amendments to Articles 77 and 78 are also included in Appendix A - Part 1.

77

The number of Directors shall (subject to automatic increases to accommodate the exercise of the rights of holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series) ~~not~~ be fixed from time to time solely by the Board, provided, however, that in no case shall the number fixed by the Board be less than 9 nor more than 18. ~~The authorised number of directors (within such fixed maximum and fixed minimum numbers) shall be solely determined by the Board.~~ The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the fixed minimum number, the remaining Director or Directors shall appoint, as soon as practicable, an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. The fixed maximum and fixed minimum number of Directors, as provided for under this article, may be fixed or changed by resolution adopted by the vote of the Shareholders entitled to exercise two-thirds of the voting power of the Shares represented at a meeting called to elect Directors in person or by proxy at such meeting and entitled to vote at such election. No reduction in the number of Directors shall have the effect of removing any Director prior to the expiration of his or her term of office.

78
(a)

Subject to articles 76 and 77, and subject to the rights of any holders of any class or series of Shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, Directors shall be individuals appointed as follows:

(i)

by Shareholders by Ordinary Resolution at the annual general meeting in each year or at any extraordinary general meeting called for the purpose in accordance with the other provisions of these articles;

(ii)

by the Board in accordance with the second sentence of article 97 and in accordance with article 98; or

(iii)

so long as there are in office a sufficient number of Directors to constitute a quorum of the Board in accordance with article 97, the Directors shall have the power at any time and from time to time to appoint any person to be a Director, either to fill a vacancy in the Board or as an addition to the existing Directors, but so that the total number of Directors shall not any time exceed the maximum number provided for in these articles.

(b)

If at any meeting of Shareholders (or on a subsequent poll with respect to business on the agenda for such meeting), resolutions are passed in respect of the election or re-election (as the case may be) of Directors which would result in the maximum number of Directors fixed ~~in accordance with these articles~~ from time to time by the Board being exceeded, then those Director(s), in such number as exceeds such maximum fixed number, receiving at that meeting (or on a subsequent poll with respect to business on the agenda for such meeting) the lowest number of votes in favour of election or re-election (as the case may be) shall, notwithstanding the passing of any resolution in their favour, not be elected or re-elected (as the case may be) to the Board; provided, that this article shall not limit the rights of holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series; provided, further, that nothing in this article 78(b) will require or result in the removal of a Director whose election or re-election to the Board was not voted on at such meeting.

(c)

A Director appointed by the Board under article 78(a)(ii) or 78(a)(iii) (unless he is removed from office or his office is vacated in accordance with these articles) will hold office until the next annual general meeting. A Director shall not require a share qualification.

EATON 2016 Proxy Statement and Notice of Meeting    128

Back to Contents

EATON 2016 Proxy Statement and Notice of Meeting    129

Back to Contents

EATON CORPORATION PLC
C/O EATON CENTER – 4404 NORTH
1000 EATON BOULEVARD
BEACHWOOD, OH 44122

SCAN TO VIEW MATERIALS AND VOTE

VOTE BY INTERNET www.proxyvote.com or use a smart phone to scan the QR barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON CORPORATION PLC

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors		For	Against	Abstain

	1a.	Craig Arnold

	1b.	Todd M. Bluedorn

	1c.	Christopher M. Connor

	1d.	Michael J. Critelli

	1e.	Alexander M. Cutler

	1f.	Richard H. Fearon

	1g.	Charles E. Golden

	1h.	Linda A. Hill

	1i.	Arthur E. Johnson

	1j.	Ned C. Lautenbach

	1k.	Deborah L. McCoy

	1l.	Gregory R. Page

	1m.	Sandra Pianalto

	1n.	Gerald B. Smith

		For	Against	Abstain

2A.	Approving a proposal to amend the Company’s Articles of Association.

2B.	Approving a proposal to amend the Company’s Memorandum of Association.

3.	Approving a proposal to amend the Company’s Articles of Association to clarify the Board’s sole authority to determine its size within the fixed limits in the Articles.

4.	Approving the appointment of Ernst & Young LLP as independent auditor for 2016 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

5.	Advisory approval of the Company’s executive compensation.

6.	Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Company Shares.

NOTE: IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE OF THIS CARD ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPOERLY COME BEFORE THE MEETING.

For address changes/comments, mark here. (see reverse for instructions)

Please sign exactly as your name(s) appear(s) on this card. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Back to Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

This Notice and Proxy Statement, Annual Report and Irish Statutory Accounts are available at www.proxyvote.com.

EATON CORPORATION PLC

Annual General Meeting of Shareholders

April 27, 2016 at 8:00 A.M. (local time)

This proxy is solicited by the Board of the Directors.

The undersigned hereby appoints A. M. Cutler, M. M. McGuire and T. E. Moran as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as indicated on the reverse side of this card, all of the Eaton ordinary shares held by the undersigned on February 29, 2016, at the Annual General Meeting of Shareholders to be held at Eaton House, 30 Pembroke Road, Dublin, Ireland, on April 27, 2016, at 8:00 a.m. local time and at any adjournments thereof.

For Eaton employees and former employees who own shares through the employee savings plans managed by Fidelity Management Trust Company or Banco Popular de Puerto Rico (each a “Trustee”) (Eaton Savings Plan, Eaton Personal Investment Plan, Apex Tool Group 401(k) Savings Plan, or Eaton Puerto Rico Savings Plan): This proxy card includes shares received through the plans described above and held on February 29, 2016 by Fidelity Management Trust Company or Banco Popular de Puerto Rico, as applicable. This card provides instructions to Fidelity Management Trust Company or Banco Popular de Puerto Rico for voting plan shares. For the Eaton Savings Plan, Eaton Personal Investment Plan, or Eaton Puerto Rico Savings Plan, if voting instructions are not received by 11:59 p.m. EDT on April 24, 2016, the Trustee will vote those shares in the same proportion, on each issue, as it votes other Easton shares according to instructions received from other participants in the plans. For the Apex Tool Group 401(k) Savings Plan, if the Trustee does not receive your voting instructions by that time and date, the Trustee will not vote those shares.

This card, when properly executed, will be voted in the manner directed on the reverse side. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, an indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.)

This form must be completed, signed and dated on the reverse side.